                                                                    Exhibit 10.1

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH PORTIONS ARE DESIGNATED "[***]."

     THIS FIXED POINT MICROWAVE SERVICES AGREEMENT is made and entered into as of the 17th day of October, 1997 (the "EFFECTIVE DATE"), by and between PathNet, Inc. ("PATHNET"), a Delaware corporation and Northern Border Pipeline Company ("INCUMBENT"), a Texas partnership (collectively, the "PARTIES" and each, a "PARTY").

                                 W I T N E S S E T H:

     WHEREAS, PathNet is engaged in the business of creating high capacity, digital, microwave communications systems for purposes of marketing and selling the excess long distance telecommunications capacity created by such systems;

     WHEREAS, Incumbent is the owner and operator of an existing microwave telecommunications system; and

     WHEREAS, Incumbent desires to engage PathNet as, and PathNet desires to act as, Incumbent's sole representative for the purpose of (i) installing, managing, and operating a high capacity digital microwave system along Incumbent's microwave paths and (ii) marketing and selling any Excess Capacity created by such high capacity digital microwave system.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the Parties agree as follows:


SECTION 1.     DEFINITIONS


     1.1 DEFINITIONS: As used in this Agreement, the following terms shall have the meanings indicated:

          1.1.1 1/0 MULTIPLEXER: Any device that multiplexes capacity between the DS-1 and the DS-0 levels.

          1.1.2 1 X 1: A microwave radio configuration consisting of a primary and a protect radio.

          1.1.3 AFFILIATE: With respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such Person. For the purposes of this definition, "control" (including the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

          1.1.4 AGREEMENT: This Fixed Point Microwave Services Agreement, including the Schedules and Exhibits attached hereto, as the same may be amended, supplemented or modified in accordance with the terms hereof.

          1.1.5     ALARM AND EVENT REPORT:  As defined in SECTION 7.7 of
     SCHEDULE A.

          1.1.6     ARBITRATION RULES:  As defined in SECTION 16.2.3.

          1.1.7     AS-BUILT DRAWING:  As defined in SECTION 4.1.4 of SCHEDULE
     A.


          1.1.8 AVAILABLE EXCESS CAPACITY: The total PathNet Excess Capacity available (and not allocated) for use or sale on the System at any given time from Commissioning through the Expiration Date.

          1.1.9 AVERAGE SOLD EXCESS CAPACITY: The cumulative daily average of [(PathNet Excess Capacity -- Available Excess Capacity)/PathNet Excess Capacity], taken as a percentage.

          1.1.10 BIT ERROR RATE: The number of received bits in error compared to the total number of bits received.

          1.1.11    BREACHING PARTY:  As defined in SECTION 16.1.2.

          1.1.12 BUSINESS DAY: Any day other than a Saturday, a Sunday, or a day on which the banking institutions in either New York, New York, or the city and state in which the principal executive offices of PathNet within the United States are located, are not open for business.

          1.1.13 CAPACITY EXPANSION: An increase in telecommunication channels a System is able to transmit, receive and transport above those created by the installation of the Initial System, achieved by an addition to or change in equipment.

          1.1.14 CAPACITY EXPANSION SCHEDULE: As defined in SECTION 7.1 of SCHEDULE A.

          1.1.15    CENTER:  As defined in SECTION 16.2.3.

          1.1.16 CERCLA: Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. SECTION 6901 ET SEQ., as amended.

          1.1.17    CHANNEL PLAN:  As defined in SECTION 1.1 of SCHEDULE A.

          1.1.18 COMMISSIONING: With respect to each path or Segment, the date on which the circuits of such path or Segment are available for service after completion of all required site acceptance testing.

          1.1.19 CONFIDENTIAL INFORMATION: Any and all technical, business and financial information, in whatever form, furnished or disclosed by one Party to the other Party, including but not limited to information on the System, cost estimates, technical data, information, pricing, and the terms and conditions of this Agreement.

          1.1.20    CUSTOMER AGREEMENTS:  As defined in SECTION 9.8.1.

          1.1.21    CUTOVER PLAN:  As defined in SECTION 4.1.1 of SCHEDULE A.

          1.1.22    DEFICIENCY LIST:  As defined in SECTION 5.7 of SCHEDULE A.

          1.1.23    DISPUTE:  As defined in SECTION 16.2.1.

          1.1.24 DROP AND INSERT: That process wherein a part of the information carried in a transmission system is demodulated (dropped) at an intermediate point and different information is entered (inserted) for subsequent transmission.

          1.1.25 DS-0: 64,000 bits per second; The world-wide standard speed for digitizing one voice conversation using pulse code modulation, which is approximately equivalent to a single voice or data channel.

          1.1.26    DS-1:  24 DS-0's.


          1.1.27    DS-3:  672 DS-0's or 28 DS-1's.

          1.1.28 EFFECTIVE DATE: As defined in the introductory paragraph of this Agreement.

          1.1.29    ELECTION PAYMENT:  As defined in SECTION 4.3.1 for Segment
     A.

          1.1.30 ELECTION PERIOD: The eighty-four (84) month period following Commissioning of the Initial System on Segment A during which Incumbent shall fund the Initial System up to the Incumbent Payment cap.

          1.1.31 ENCUMBRANCES: Any security interests, mortgages, liens, pledges, charges, claims, easements, reservations, restrictions, clouds, equities, rights of way, options, rights of first refusal and other encumbrances whether or not relating to the extension of credit or the borrowing of money. To "Encumber" shall mean to effect any Encumbrance.

          1.1.32 EQUIPMENT: Any and all digital microwave radios, radio components, cards, antennas, waveguides, multiplexers, software and other equipment or parts required for the operation of the System provided and installed by PathNet and its subcontractors, as set forth on EXHIBIT A-1 to SCHEDULE A.

          1.1.33 ERROR FREE SECOND: Any one-second interval that does not contain a measurable bit error.

          1.1.34 ERRORED SECONDS: Any one-second interval during which one or more bit errors occur.

          1.1.35 EXCESS CAPACITY: The PathNet Excess Capacity and the Incumbent Excess Capacity.

          1.1.36 EXISTING SYSTEM INVENTORY: As defined in SECTION 1.1 of SCHEDULE A.

          1.1.37 EXPIRATION DATE: The date on which this Agreement and the rights and obligations hereunder are terminated or expire in accordance with SECTION 3.

          1.1.38 FAA: The Federal Aviation Administration, or any other Federal agency at the time administering tower registration requirements and regulations.

          1.1.39 FACILITIES: Incumbent's towers, shelters, sites and all equipment owned by Incumbent relating to and used in association with such towers, shelters and sites for the purpose of operating the System.

          1.1.40 FAILED SECOND: Any one-second interval that has 1,544 bit errors at a DS-1 rate.

          1.1.41 FCC: The Federal Communications Commission, or any other Federal agency at the time administering the Communications Act of 1934, as amended, the Telecommunications Act of 1996, as amended and the rules and regulations promulgated thereunder.

          1.1.42 FCC CODE: The Communications Act of 1934, as amended, the Telecommunications Act of 1996, as amended and the rules and regulations promulgated thereunder and related thereto.

          1.1.43    FIRST EXTENSION PERIOD:  As defined in SECTION 3.2.2.


          1.1.44    FORCE MAJEURE EVENT:  As defined in SECTION 15.3.

          1.1.45    FORM 415:  As defined in SECTION 10.1.1.

          1.1.46 FREQUENCY AVAILABILITY MODEL: As defined in SECTION 1.1 of SCHEDULE A.

          1.1.47 FREQUENCY DIVERSITY: A method of protecting a radio signal by providing a second radio signal on a different frequency, which will assume the radio signal load when the regular channel fails.

          1.1.48 GOVERNMENTAL AUTHORITY: Any nation or government, any state or other political subdivision thereof and any court, panel, judge, board, bureau, commission, agency or other entity, body or other person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          1.1.49 HAZARDOUS MATERIAL: Any material amount of any substance, matter or waste which is or becomes regulated by any Federal, state or local law, ordinance, order, rule, regulation, code or any government restrictions or requirement including, but not limited to, asbestos, petroleum products and "Hazardous Substances" and "Hazardous Wastes" (as such terms are defined in CERCLA and RCRA.)

          1.1.50    INCUMBENT:  As defined in the introductory paragraph.

          1.1.51    INCUMBENT DESIRED PATH:  As defined in SECTION 9.3.

          1.1.52    INCUMBENT EXCESS CAPACITY:  As defined in SECTION 9.1.2.

          1.1.53    INCUMBENT INITIAL ALLOCATION OF CAPACITY: [***]

          1.1.54    INCUMBENT ITEMS:  As defined in SECTION 4.1.1(A).

          1.1.55 INCUMBENT OUT-OF-POCKET PATH FUNDING: [Path Replacement Costs -- ((i) Path PCS Recovery + (ii) any and all PathNet Funding for a given Path + (iii) AFUDC + (iv) Overhead)].

          1.1.56    INCUMBENT PAYMENT CAP:  As defined in SECTION 4.1.1(B).

          1.1.57    INCUMBENT REPRESENTATIVE:  As defined in SECTION 17.11.

          1.1.58    INITIAL PERIOD:  As defined in SECTION 3.2.1.

          1.1.59 INITIAL SYSTEM: The initial system with a 1 x 1 configuration which is comprised of the first 85 DS-1's (which is equivalent to 2,040 DS-0's) of the System and the System's 85 DS-1 protect channels.

          1.1.60 INTERCONNECTION: The point at which a private network is connected to (i) the PSTN, which can include IXC POPs, tandem access points, the central office, internet service providers, or major industrial customer points of presence or (ii) another private network.

          1.1.61 INTERFERENCE: Any measurable impairment in the performance of the System or the quality of the signals received or transmitted on the System.

          1.1.62 IXC: An inter-exchange carrier; a telephone company that provides long-distance telephone service between LATA's but not within any one LATA.

          1.1.63 JUDGMENT: Any order, judgment, writ, decree, award or other determination, decision or ruling of any court, judge, justice or magistrate, any other Governmental Authority or any arbitrator.

          1.1.64 LATA: Local Access and Transport Area; one of 161 local geographic areas in the United States within which a local telephone company may offer telecommunications services.

          1.1.65 LOSSES: Any and all losses, claims, shortages, damages, liabilities, expenses (including reasonable attorneys' and accountants' fees), assessments, tax deficiencies and taxes (including interest and penalties thereon) sustained, suffered or incurred by any Person, including the Parties hereto, arising from any matter which is the subject of indemnification under SECTION 14.

          1.1.66 MAINTENANCE SERVICES AGREEMENT: The Maintenance Services Agreement, by and between PathNet and Incumbent, as the same may be amended from time to time in accordance with its terms.

          1.1.67 MATERIAL ADVERSE EFFECT: Any event, fact, circumstance or occurrence, which results or would result in a material adverse change in or a material adverse effect on any of: (i) the condition (financial or otherwise), business, performance, operations, properties, or prospects of such Person; (ii) the legality, validity or enforceability of this Agreement; or (iii) the ability of such Person to perform its material obligations under this Agreement.

          1.1.68    MODIFICATIONS SOW:  As defined in SECTION 2.1 of SCHEDULE A.

          1.1.69 NETWORK MANAGEMENT SYSTEM: As defined in SECTION 7.6 of SCHEDULE A.

          1.1.70 NETWORK MONITORING CENTER: As defined in SECTION 7.5 of SCHEDULE A.

          1.1.71    NON-BREACHING PARTY:  As defined in SECTION 16.1.2.

          1.1.72    NOTICE OF ELECTION:  As defined in SECTION 14.3.

          1.1.73 OC-3 MULTIPLEXER: Any device that multiplexes capacity between the OC-3 and the DS-1 levels.

          1.1.74 OPERATOR: Northern Plains Natural Gas Company, Operator of Incumbent.

          1.1.75 ORDER WIRE: A service channel consisting of a 64,000 bit per second circuit between sites.

          1.1.76    OSHA:  The Occupational Safety and Health Act, as amended.

          1.1.77 OUTAGE: When the Bit Error Rate in each second is worse than 10-3 for a period of ten (10) consecutive seconds.

          1.1.78 PART 101: Part 101 of Title 47 of the Code of Federal Regulations, as amended.

          1.1.79 PARTNER: Shall mean partners of Incumbent and the partners of any Partner.

          1.1.80    PARTY:  As defined in the introductory paragraph.

          1.1.81 PATH: The spatial separation between two microwave tower facilities in the System.

          1.1.82 PATH PCS RECOVERY: The total amounts actually recovered from PCS bid winners on every Path comprising Segment A, as such amount may change from time to time.

          1.1.83 PATH REPLACEMENT COSTS: Total costs of the Incumbent Items as defined in SECTION 4.1.1(A)(I) herein for Segment A, as reasonably documented by PathNet and Incumbent, including Incumbent's Allowance for Funds Used During Construction ("AFUDC") + Incumbent's Overhead ("Overhead") deferred in accordance with generally accepted accounting principles per Path, PROVIDED, HOWEVER, that (i) the incremental costs of providing back-to-back terminals at every site over the cost of a repeater terminal for those sites planned by PathNet as repeater sites and (ii) any costs associated with multiplexing from the DS-1 to DS-0 levels are excluded from the definition of Path Replacement Costs. (Costs for any tower, shelter, right-of-way and infrastructure currently existing and owned by Incumbent are also excluded.)

          1.1.84    PATH STUDIES:  As defined in SECTION 1.1 of SCHEDULE A.

          1.1.85    PATHNET:  As defined in the introductory paragraph.

          1.1.86    PATHNET ALLOCABLE REVENUE PERCENTAGE:  [***]

          1.1.87 PATHNET EXCESS CAPACITY: At any given time, the telecommunications channels or DS-0's on a per mile basis that the System creates, transports and receives, less the capacity allocated to Incumbent and the protect channels, pursuant to the Channel Plan, as amended from time to time.

          1.1.88    PATHNET FUNDING:   Any payment made by PathNet to Incumbent
     for (i) Path Replacement Costs, (ii) any payment made by PathNet pursuant to SECTION 4.1.1(B), and (iii) or the value of any services provided by PathNet and included in Incumbent Items for Segment A and not paid for by Incumbent, provided PathNet Funding shall equal [Path Replacement Costs - (Incumbent Out-of-Pocket Path Funding + Path PCS Recovery + AFUDC + Overhead)].

          1.1.89 PATHNET SOFTWARE: The software (including applications software and systems software) owned or licensed from a third party by PathNet used to provide the services covered in this Agreement.

          1.1.90    PCN:  A Prior Coordination Notice sent pursuant to Part 101.

          1.1.91 PERMITS: Any and all authorizations, approvals, consents, licenses, permits, easements, certificates and other rights and permissions necessary to conduct such Person's business and to own, lease and operate such Person's properties as currently conducted, owned, leased or operated.

          1.1.92 PERSON: An individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, or other entity of any kind or any Governmental Authority.

          1.193 POP: Point Of Presence - the interconnection between any two facilities based networks.

          1.1.94 PRE-COMMISSIONING TEST EQUIPMENT: All equipment required for the testing required to be performed on the System pursuant to SECTION 5 of SCHEDULE A, including, but not limited to, all required digital volt meters, optical power meters, oscilloscopes, RF signal generators, noise figure meters, noise figure test sets, RF variable attenuators, DADE adjust cables, receiver card extenders and extension cords.

          1.1.95    PRELIMINARY CONSTRUCTION SCHEDULE:  As defined in SECTION
     1.1 of SCHEDULE A.

          1.1.96    PROGRESS REPORT:  As defined in SECTION 4.1.2 of SCHEDULE A.

          1.1.97    PROJECT DRAWINGS:  As defined in SECTION 1.3 of SCHEDULE A.

          1.1.98 PROJECT MANAGEMENT PLAN: As defined in SECTION 4.1.1 of SCHEDULE A.

          1.1.99    PROJECT SCHEDULE:  As defined in SECTION 4.1.1 of SCHEDULE
     A.

          1.1.100 PROTECTION CONFIGURATION: An engineering plan under which channel capacity is protected either on a fully redundant basis or on a 1 x n protection basis.

          1.1.101   PSTN:  Publicly Switched Telephone Network.

          1.1.102   QUARTERLY REVENUE REPORT:  As defined in SECTION 9.10.

          1.1.103   RCRA:  Resource Conservation and Recovery Act, 42 U.S.C.
     SECTION 9601 ET SEQ., as amended.

          1.1.104 REQUIREMENT OF LAW: With respect to any Person, all Federal, state and local laws, rules, regulations, Judgments, injunctions, standards, codes, limitations, restrictions, conditions, prohibitions, notices, demands or other requirements or determinations of a court or other Governmental Authority or an arbitrator, applicable to or binding upon such Person, any of its property or any business conducted by it or to which such Person, any of its assets or any business conducted by it is subject.

          1.1.105   REVENUE:  As defined in SECTION 9.12.3.

          1.1.106   SECOND EXTENSION PERIOD:  As defined in SECTION 3.2.3.

          1.1.107 SEGMENT: The portion of a microwave communications network existing between two geographic points. For purposes of this Agreement, SEGMENT A is the portion of Incumbent's microwave communications network between Port of Morgan, Montana and Ventura, Iowa. For purposes of this Agreement, SEGMENT B is the portion of Incumbent's microwave communications network between Ventura, Iowa and the terminus of Incumbent's System in Illinois.

          1.1.108   SERVICES:  As defined in SECTION 7.1.

          1.1.109 SEVERELY ERRORED SECONDS: Any one second interval where the Bit Error Rate is greater than or equal to 1 x 10-3 at a DS-1 rate regardless of the cause of degradation affecting the channel error performance including, but not limited to, unprotected equipment failures and any other factors that contribute to poor performance.

          1.1.110 SONET: Synchronous Optical Network; a family of fiber-optic transmission rates from 51.84 Mbps to 13.22 Gbps, created to provide the flexibility needed to transport many digital signals with different capacities and to provide a standard to which manufacturers may design.

          1.1.111 SPACE DIVERSITY: Protection of a radio signal by providing a separate antenna on the same tower to assume the radio signal load when the regular transmission path on the primary antenna fades, thereby ensuring continuous transmission.

          1.1.112 SPARE PARTS: The equipment and parts provided by PathNet to Incumbent pursuant to the performance of Incumbent's obligations under the Maintenance Services Agreement.

          1.1.113   SPECIFICATIONS:  As defined in SECTION 7.2.

          1.1.114   STATION LOG BOOK:  As defined in SECTION 6.2 of SCHEDULE A.

          1.1.115 SUBCONTRACTORS: Any firm, corporation, or person working directly or indirectly for a company that furnishes or performs a portion of the work, labor or material.

          1.1.116 SWITCHED MOD SECTION: A section of network between two adjacent back-to-back terminals.

          1.1.117 SYSTEM: The high-capacity digital SONET microwave radio equipment, antenna, waveguide, Facilities, Network Management System, all other equipment and materials related thereto, and FCC licenses and other licenses and Permits related thereof, operated for the purpose of transmitting, receiving and transporting telecommunications signals over Incumbent's Segments set forth on SCHEDULE B.

          1.1.118   SYSTEM BUDGET:  As defined in SECTION 1.1 of SCHEDULE A.

          1.1.119   SYSTEM DESIGN:  As defined in SECTION 1.1 of SCHEDULE A.

          1.1.120   SYSTEM PAYMENT:  As defined in SECTION 4.3.2(A) for Segment
     B.

          1.1.121 TECHNOLOGY: Inventions, ideas, processes, formulas, and know-how.

          1.1.122   TOWER ANALYSIS:  As defined in SECTION 1.1 of SCHEDULE A.

          1.1.123 WAYSIDE CHANNELS: The additional DS-1 of telecommunications capacity within each radio beyond the base OC-3 capacity.

     1.2 TERMS GENERALLY. The definitions in SECTION 1.1 and elsewhere in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "herein", "hereof", "hereto" and "hereunder" and words of similar import refer to this Agreement (including the Schedules and Exhibits) in its entirety and not to any part hereto unless the context shall otherwise require. All references herein to Sections, Exhibits and Schedules shall be deemed references to Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Unless otherwise expressly provided herein or unless the context shall otherwise require, any references as of any time to the "Certificate of Incorporation," "Articles of Incorporation," "charter," "organizational or constituent documents" or "Bylaws" of any Entity, to any agreement (including this Agreement) or other contract, instrument or document or to any agreement statute or regulation are to it as amended and supplemented from time to time (and, in the case of a statute or regulation to any corresponding provisions of successor statutes or regulations) up to and including the Effective Date. Any reference in this Agreement to a "day" or number and "days" (without the explicit qualification of "Business") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice shall be deferred until, or may be taken or given on, the next Business Day.


SECTION 2.     RELATIONSHIP OF THE PARTIES

     2.1 INDEPENDENT CONTRACTOR, REPRESENTATIVE AND NETWORK MANAGER. Incumbent shall appoint PathNet and PathNet shall serve in the following capacities during the term of this Agreement:

          2.1.1 INDEPENDENT CONTRACTOR. As an independent contractor, PathNet will serve as Incumbent's representative in performing analytical pre-design and design services and installing, testing and ensuring the performance of the System, except that for any Capacity Expansion, PathNet shall serve as Incumbent's sole and exclusive representative in accordance with the terms and conditions set forth in SECTION 6 and in SCHEDULE A.

          2.1.2 EXCLUSIVE MARKETING REPRESENTATIVE. As the exclusive representative for the marketing and sale of Excess Capacity for Incumbent, PathNet will market and sell the Excess Capacity created by System, as described in SECTION 9.

          2.1.3 NETWORK MANAGER. In the role of a network manager, PathNet will serve as the point of contact for any Outage or trouble on the System and shall operate the Network Management System and the Network Monitoring Center as described in SECTION 7.5 and SECTION 7.6 of SCHEDULE A.

     2.2 NO JOINT VENTURE, ETC. The Parties expressly disclaim any intention to create, and nothing herein shall be construed as creating, a partnership, joint venture, agency or employment relationship between PathNet and Incumbent.

     2.3 RESTRICTIONS ON ACTIONS OF INCUMBENT. For the term of this Agreement, Incumbent shall not operate parallel microwave telecommunications facilities or systems to those set forth in SCHEDULE B for the purpose of selling or otherwise providing any capacity on such parallel facilities or systems.


SECTION 3.     TERM AND EXPIRATION

     3.1  TERM, EXTENSION PERIODS AND RENEWAL.

          3.1.1 TERM. This Agreement shall commence on the Effective Date and shall be in full force and effect until the later of the expiration of the Initial Period or any Extension Period of either Segment A or B, as set forth in this SECTION 3, or until terminated by Incumbent as provided in
     SECTION 3.3.

     3.2  INITIAL AND EXTENSION PERIODS

          3.2.1 INITIAL PERIOD. The initial term (the "INITIAL PERIOD") shall commence upon the receipt of the FCC common carrier license for Segment A and shall expire on the fourth (4th) anniversary of the Commissioning of Segment B.

          3.2.2 FIRST EXTENSION PERIOD. In the event the Average Sold Excess Capacity is at least ten percent (10%) during the Initial Period, the term of the Agreement shall be automatically extended for an extension period (the "FIRST EXTENSION PERIOD") commencing on the day after the expiration of the Initial Period and expiring on the tenth (10th) anniversary thereafter; provided PathNet shall notify Incumbent of its intent to exercise its option to extend the term of the Agreement at least one hundred and eighty (180) days prior to the end of the preceding term.

          3.2.3 SECOND EXTENSION PERIOD. In the event the Average Sold Excess Capacity is at least twenty percent (20%) during the Initial Period and the First Extension Period, the term of the Agreement shall be automatically extended for a second extension period (the "SECOND EXTENSION PERIOD") commencing on the day after the expiration of the First Extension Period and expiring on the tenth (10th) anniversary thereafter; provided PathNet shall notify Incumbent of its intent to exercise its option to extend the term of the Agreement at least one hundred and eighty (180) days prior to the end of the preceding term.

          3.2.4 SUBSEQUENT EXTENSIONS. Upon expiration of the Second Extension Period thereof this Agreement shall be automatically renewed for a one-year term, and at the end of such one-year term for additional one-year terms for each year thereafter, unless terminated by either Party upon written notice to the other Party to that effect delivered at least ninety (90) days before the end of the second extension period or any such one-year term.

     3.3 TERMINATION. To the extent PathNet (a) fails to make payment on the undisputed portion of any of the following payments: (i) Election Payment pursuant to the terms of SECTION 4.3.1(A), (ii) Any payment exceeding the amount of the Incumbent Payment Cap pursuant to SECTION 4.1.1(B), (iii) System Payment pursuant to SECTION 4.3.2(A), (iv) Payment of Revenue pursuant to SECTION 9.12.4; or (b) fails to meet the Average Sold Excess Capacity threshold as set forth in SECTION 3.2.2 and SECTION 3.2.3, Incumbent shall have the right to terminate this Agreement upon written notice to PathNet; provided that PathNet shall have the right to cure its default caused by the failure to make any payment pursuant to this SECTION 3.3(A), for a period of fifteen (15) days following receipt of the written notice of default from Incumbent.


SECTION 4.     COSTS

     4.1  INCUMBENT COSTS.

          4.1.1     INCUMBENT ITEMS AND INCUMBENT PAYMENT CAP

                    (a) INCUMBENT ITEMS. Incumbent shall pay for the services, functions, materials and other items listed in (i)
                         SECTION 1.A and (ii) SECTION 1.B of SCHEDULE C (collectively, the "INCUMBENT ITEMS") in the manner set forth in SECTION 4.1.2.

                    (b) INCUMBENT PAYMENT CAP. Incumbent shall pay an amount not to exceed [***] (the "INCUMBENT PAYMENT CAP") in the aggregate for the performance and completion of the Incumbent Items for Segment A. PathNet shall pay for all amounts incurred over the Incumbent Payment Cap in the completion and performance of the Incumbent Items for Segment A provided that such costs will be included as part of the PathNet Funding. As soon as Incumbent is aware that the actual costs of Incumbent Items for Segment A will exceed the Incumbent Payment Cap, Incumbent shall notify PathNet to that effect.

          4.1.2     PAYMENT FOR INCUMBENT ITEMS.  Incumbent shall within thirty
     (30) days pay for any Incumbent Items upon receipt of an invoice or other bill from PathNet or from an equipment vendor or service provider (pursuant to any PathNet requested retention), provided PathNet has approved such purchase order, invoice or bill before any payment is made by Incumbent.

     4.2 INCUMBENT OPERATING AND ADMINISTRATION COSTS. Incumbent shall pay the operating and administration costs for Segments A and B, as set forth in SECTION 2 of SCHEDULE C as such costs are actually incurred and become due and payable in the course of the Incumbent's performance of its obligations under this Agreement.

     4.3  PATHNET COSTS.

          4.3.1     SEGMENT A.

                    (a) ELECTION PAYMENT. At any time during the Election Period and from time to time, PathNet, in its sole discretion, shall have the right to pay Incumbent any amount of the Incumbent Out-of-Pocket Path Funding for the right to additional future Revenue from the sale of Excess Capacity on the System, provided any such payment shall be included as part of PathNet Funding (and the Incumbent Out-of-Pocket Funding shall be recalculated) and the percentage Revenue paid to Incumbent shall be adjusted pursuant to SECTION 5.1.1 to reflect an increase in PathNet Allocable Revenue Percentage. As of the date of completion of the Election Period or at any time during the Election Period, PathNet, in its sole discretion, shall pay Incumbent an amount equal to the current Incumbent Out-of-Pocket Path Funding for the applicable paths (as such Funding may be adjusted pursuant to any and all additional PathNet Funding) on at least ninety (90%) percent of Incumbent's Paths comprising Segment A of the System ("Election Payment"), provided the percentage Revenue paid to Incumbent shall be adjusted pursuant to SECTION 5.1.1. If PathNet fails to pay the

                         Election Payment upon completion of the Election Period, Incumbent shall have the right to terminate this Agreement.

          4.3.2     SEGMENT B.

                    (a) SYSTEM PAYMENT. Upon Commissioning of the Initial System on Segment B, PathNet shall pay Incumbent the quarterly payments as set forth in EXHIBIT C-2 to SCHEDULE C ("System Payment").

     4.4 PATHNET OPERATING AND ADMINISTRATION COSTS. PathNet shall pay for the operating and administration costs on Segments A and B, as set forth in SECTION 3 of SCHEDULE C as such costs are actually incurred and become due and payable in the course of PathNet's performance of its obligations under this Agreement.

     4.5 CHANGE ORDERS. This Agreement anticipates (i) future issuance of change orders for equipment and services beyond the scope of this SECTION 4, and
(ii) PathNet's provision of related equipment and services in accordance with such orders. To the extent mutually agreed upon by the Parties, all such orders shall be deemed to be supplements to and governed by the terms of this Agreement; provided PathNet and Incumbent's Estimated Costs may be modified to reflect any agreed upon change orders.


SECTION 5.     REVENUE SHARING

     5.1  SEGMENTS A AND B.

          5.1.1 ALLOCATION OF CAPACITY AND REVENUE SHARING - SEGMENT A. PathNet shall provide Incumbent Initial Allocation of Capacity and pay to the Incumbent Revenue pursuant to the formulas set forth below: (i) upon Commissioning of the Initial System, a percentage of Revenue, if any, from the sale of PathNet Excess Capacity on Segment A of the Initial System equal to [***]

          5.1.2 REVENUE SHARING - SEGMENT B. PathNet shall pay to Incumbent the following Revenue pursuant to the formulas set forth below: [***]

     5.2  USE OF FACILITIES.

          5.2.1 RIGHT TO OPERATE. Incumbent shall provide to PathNet the exclusive right and PathNet shall have the right to install and operate the System (including, without limitation, full access to such System) at each of Incumbent's sites and Facilities, as set forth in SCHEDULE B, as is required and necessary for the performance of PathNet's rights and obligations under this Agreement.

          5.2.2 PEACEFUL ENJOYMENT, USE AND ACCESS. Incumbent shall grant to PathNet the right to the peaceful use, enjoyment and possession of the Facilities during the term of this Agreement as required for the performance of PathNet's rights and obligations under this Agreement, which rights shall include, but not be limited to (i) the right to use Incumbent's Facilities and (ii) upon the reasonable request by PathNet, the right to full and free access to Incumbent's Facilities and related equipment; PROVIDED, HOWEVER, any such access granted by Incumbent to PathNet shall be subject to the security, health and safety and other regulatory, procedural and policy requirements of Incumbent, as set forth in SECTION 5.4. PathNet's continuous and uninterrupted non-use of the Facilities for purposes described in this Agreement for one (1) year shall be sufficient to demonstrate abandonment unless PathNet shall have notified Incumbent in writing of its reasons for non-use.

          5.2.3 INTERFERENCE. During the term of this Agreement, Incumbent shall not license or otherwise permit any Person to use its Facilities (including the transfer of any rights to the Facilities) if the use of such Facilities by such Person would cause any Interference on the System. In the event another tenant of Incumbent causes any Interference on the System, Incumbent shall compel such tenant to immediately take all steps necessary to correct and eliminate such Interference, including, without limitation, enforcing provisions in any license or other agreement between Incumbent and such tenant and compelling such tenant to cease operation of such tenant's system, to remove such tenant's equipment or materials or to modify such tenant's equipment or materials. Incumbent acknowledges that any Interference shall cause irreparable harm to PathNet and the prompt cessation of Interference is material to PathNet's interest in the Facilities and PathNet's performance under this Agreement and, as such, PathNet shall be entitled to injunctive relief in the enforcement of this section.

     5.3 VISITING AND EXITING FACILITIES. Upon exiting any Facility, PathNet, on behalf of itself and its employees, agents and Subcontractors, shall ensure that such Facility is returned to a condition, which existed immediately prior to such visit.

     5.4 INCUMBENT SECURITY PROCEDURES, POLICY ON DRUGS AND ALCOHOL AND SAFETY REQUIREMENTS.

          5.4.1 INCUMBENT SECURITY PROCEDURES. At the request of Incumbent, PathNet shall require its employees, agents and Subcontractors upon any site visit to comply with Incumbent's reasonable security procedures in effect as of the Effective Date, which procedures are attached hereto as SCHEDULE E. If and to the extent Incumbent requires PathNet employees, agents or Subcontractors to be escorted to Incumbent facilities, such requirements shall be explicitly set forth in SCHEDULE E. Notwithstanding the foregoing, Incumbent shall allow PathNet employees, agents or Subcontractors to bring any testing equipment, photographic equipment or both video and audio recording equipment necessary for the performance of PathNet's obligations under this Agreement.

          5.4.2 INCUMBENT POLICY ON DRUGS AND ALCOHOL IN THE WORKPLACE. At the request of Incumbent, PathNet shall require its employees, agents or Subcontractors to comply with Incumbent's reasonable substance abuse policies and procedures in effect as of the Effective Date, which policies and procedures are attached hereto as SCHEDULE G.

          5.4.3 INCUMBENT SAFETY PROCEDURES. At the request of Incumbent, PathNet shall require its employees, agents and Subcontractors to comply with Incumbent's reasonable rules and regulations governing the health and safety of its employees in effect on the Effective Date, which rules and regulations are attached hereto as SCHEDULE H.

          5.4.4 CLEARANCES AND OTHER REQUIREMENTS. At the request of Incumbent, PathNet shall require its employees, agents or Subcontractors to
     (i) apply to Incumbent for any necessary reasonable clearances and (ii) comply with all other reasonable and applicable requirements, rules, regulations or ordinances regarding any Person's ability to have access to Incumbent's sites and Facilities.

     5.5 CO-LOCATION. Incumbent shall allow PathNet, at no additional charge, to co-locate at Incumbent's Facilities all equipment necessary to support the Interconnections set forth on EXHIBIT A-7 to SCHEDULE A and any additional interconnections equipment that may be added by PathNet from time to time and at any time during the term of this Agreement, subject to the limitations set forth in SECTION 3 of SCHEDULE A.

     5.6 REMOVAL OF EQUIPMENT. PathNet shall, at Incumbent's request, remove any or all Equipment from any Capacity Expansion from Incumbent's Facilities within sixty (60) days after the Expiration Date. In the event PathNet fails to perform such requested removal within such sixty (60) day period, as determined by Incumbent in its sole discretion, Incumbent may restore each site to its condition as of Commissioning, (reasonable wear and tear and damage from the elements excepted), and PathNet shall promptly pay Incumbent all costs reasonably incurred by Incumbent for such removal and restoration.

     5.7 REMOVAL OF HAZARDOUS MATERIALS. Within ninety (90) days after the Expiration Date, PathNet shall remove from Incumbent's sites any and all Hazardous Materials, which were brought to Incumbent's sites by PathNet during the term of this Agreement.


SECTION 6.     PROGRAM MANAGEMENT; PROJECT MANAGEMENT; PROJECT SCHEDULE

     6.1 PROGRAM MANAGER. In connection with the Services and other services performed by PathNet under this Agreement, PathNet shall provide a program manager whose duties shall include (i) supervising the project through design, installation and operation, (ii) supervising the project manager, (iii) overseeing the field manager and the other PathNet personnel, (iv) coordinating the business operations of the System including the sale of Excess Capacity as set forth in SECTION 9 and (v) ensuring the performance of PathNet's rights and obligations under this Agreement.

     6.2 PROJECT MANAGEMENT. In connection with the modifications and installation of the Facilities set forth in SECTION 2 and SECTION 4 of SCHEDULE A, PathNet shall provide a project manager, a field manager, an applications engineer and a project engineer, each of whom shall have the duties as set forth below:

          6.2.1 PROJECT MANAGER. PathNet shall provide a project manager whose duties shall include ensuring the overall functional integrity of the delivered System, the preparation, amendment and adherence to a construction schedule, and compliance with PathNet's other obligations under SCHEDULE A.

          6.2.2 FIELD MANAGER. PathNet shall provide a field manager whose duties shall include the oversight and direction of all on-site activities, the coordination of all Subcontractors and all required communication with the project manager.

          6.2.3 APPLICATIONS ENGINEER. PathNet shall provide an applications engineer, whose duties shall include the review and translation of the System configuration into specific hardware requirements, precise interface levels, intra and inter-rack cabling and all other necessary peripheral equipment, rack profiles and required Interconnection data.

          6.2.4 PROJECT ENGINEER. PathNet shall provide a project engineer whose duties shall include the performance of all planning and support activities and a detailed site survey to gather data for development of the installation plan and testing plan.

     6.3 PROJECT SCHEDULE. PathNet shall provide all reasonable efforts to construct Segments A and B within seven (7) months from the time all permits and approvals have been received; PROVIDED, HOWEVER, PathNet shall complete the installation and construction of

Segment A by no later than December 31, 1997 and Segment B by no later than the date of commencement of pipeline commercial operations.


SECTION 7.     SERVICES AND SYSTEMS SPECIFICATIONS

     7.1  SERVICES.

          7.1.1 SYSTEM DESIGN, MODIFICATION, INSTALLATION, OPERATION AND PERFORMANCE. PathNet and Incumbent shall perform their respective functions with respect to the design, modification, installation, operation and performance of the System as set forth on SCHEDULE A and in this
     SECTION 7 (the "SERVICES").

          7.1.2 UPGRADE OF SYSTEM. In the event PathNet sells at least fifty (50%) percent of the Average Sold Excess Capacity of the System configured at any time or can demonstrate commitments for the sale of such Average Sold Excess Capacity, PathNet may, at its own expense, upgrade the System and Equipment, and the System and Equipment operation policies and procedures, including, but not limited to, (i) replacing Equipment, (ii) adding newly available improved Equipment, and (iii) modifying policies, procedures and specifications relating to the System, to conform such policies, procedures and specifications with new Technology or industry standards.

          7.1.3 INCUMBENT TRAINING. PathNet shall provide to Incumbent the training as set forth on SCHEDULE J.

          7.1.4 PERFORMANCE OF THE SERVICES. PathNet shall have the right, subject to Incumbent's approval, such approval shall not be unreasonably withheld, to engage Subcontractors to perform any of the Services.

     7.2  SPECIFICATIONS.

          7.2.1 GENERAL. PathNet and Incumbent shall perform the Services in accordance with any and all technical and operational specifications set forth in SCHEDULE A (the "SPECIFICATIONS").

7.2.2     CHANNEL PLAN.

          (a) ORIGINAL CHANNEL PLAN. On the Effective Date, Incumbent shall deliver to PathNet a proposed T-1 channelization plan, as detailed in EXHIBIT A-4, setting forth its proposed capacity needs at each site listed on SCHEDULE B. Such capacity shall in no event exceed Incumbent Initial Allocation of Capacity and shall be subject to Drop and Insert capacity at each Switched Mod Section. PathNet shall incorporate Incumbent's proposed channelization plan into the Channel Plan subject to the limitations set forth above.

          (b) AMENDED CHANNEL PLAN. Incumbent shall have the right to modify, its allocated capacity (as described in the Channel Plan) along the network any time after Commissioning, provided that sufficient Drop and Insert capacity exists between each Switched Mod Section using available Wayside Channels to effect such modification, by providing written notice to PathNet to such effect. Within ninety (90) days after receipt of any such written notice from Incumbent, PathNet shall make such modification to the configuration of the Channel Plan at no charge to Incumbent. Incumbent shall not reconfigure the Channel Plan in any manner other than as set forth in this section.

          7.2.3 SPECIFICATIONS, STANDARDS AND INSPECTIONS. In connection with the Services set forth in SECTION 2 and SECTION 4 of SCHEDULE A, PathNet shall comply with the following requirements:

          (a) REASONABLE EFFORTS. PathNet shall use commercially reasonable efforts to ensure that the modification of the System set forth in SECTION 2 of SCHEDULE A and the installation of the System set forth in SECTION 4 of SCHEDULE A occur as expeditiously as possible.

          (b) INDUSTRY STANDARDS. All Services and materials supplied pursuant to SCHEDULE A must meet or exceed all applicable Specifications. Where Specifications are not stated, such work performed and materials supplied will meet all applicable provisions of the following standards: (i) EIA RS-195 (latest edition), (ii) EIA/TIA-222 (latest edition), (iii) American Society of Testing Materials A 325 and A 572, (iv) the applicable sections of the National Electric Code, (v) the American National Standards Institute, (vi) ACI 318-83, (vii) ACI-305, (viii) ACI-306, (ix) OSHA 29 CFR 1910 and (x) all other applicable Federal, state and local regulations of all Governmental Authorities with jurisdiction; PROVIDED, HOWEVER, in the case of a conflicting requirement of standards, the more stringent standard shall apply.

          (c) SITE INSPECTIONS. During the performance of the Services, Incumbent shall allow PathNet to perform site inspections at any hour, on any day subject to the access limitations set forth in
               SECTION 5.4.1.


SECTION 8.     OWNERSHIP, DEPRECIATION AND ENCUMBRANCE OF SYSTEM

     8.1  OWNERSHIP OF EQUIPMENT AND ASSETS.

          8.1.1 EQUIPMENT AND ASSETS OWNED BY INCUMBENT. Incumbent shall own the equipment and assets relating to Segments A and B of the System as set forth in SCHEDULE K.

          8.1.2 EQUIPMENT AND ASSETS OWNED BY PATHNET. PathNet shall own the equipment and assets relating to Segments A and B of the System as set forth in SCHEDULE K.

     8.2  DEPRECIATION OF EQUIPMENT.

          8.2.1 DEPRECIATION BY INCUMBENT. Incumbent shall have the right to fully depreciate for federal and state income tax purposes the equipment and assets currently owned or to be owned by Incumbent as listed in SCHEDULE K.

          8.2.2 DEPRECIATION BY PATHNET. PathNet shall have the right to fully depreciate for federal and state income tax purposes the equipment and assets currently owned or to be owned by PathNet as listed in SCHEDULE K.

     8.3  ENCUMBRANCE.

          8.3.1 INITIAL SYSTEM. PathNet shall not Encumber the radios, radio software, antenna or waveguide used in the Initial System on Segments A and B or any equipment or assets owned by Incumbent pursuant to SCHEDULE K, or otherwise owned or leased by Incumbent, or any real estate or infrastructure owned by Incumbent.

          8.3.2 OTHER EQUIPMENT, MATERIALS, AGREEMENTS AND ASSETS. PathNet shall have the right to Encumber (i) the Equipment used in any Capacity Expansion on Segment A and B or any other equipment owned by PathNet pursuant to SCHEDULE K, (ii) PathNet's share of Revenue as determined under SECTION 5 of this Agreement, (iii) any Customer Agreement relating to the System provided, however, that PathNet shall not encumber any of Incumbent's rights under said Customer Agreements, (iv) PathNet's rights in this Agreement and PathNet's rights in any related documents, instruments and agreements executed and delivered in connection with this Agreement and any rights and obligations hereunder or thereunder.

     8.4 TAXES. The Parties' respective responsibilities for taxes arising under or in connection with this Agreement shall be as follows: (i) each Party shall be responsible for any personal or real property taxes on property it owns or leases, for franchise and privilege taxes on its business and for taxes based on its net income or gross revenue and (ii) PathNet shall be responsible for any sales, use, excise, value-added services, consumption and other taxes and duties payable by Incumbent on any goods and services used or consumed in providing the services to be performed by PathNet under this Agreement, where the tax is imposed on Incumbent's acquisition or use of such goods or services and the amount of the tax is measured by Incumbent's costs in acquiring such goods or services; PROVIDED, HOWEVER, that PathNet shall not be responsible for any Federal, state or local income taxes of Incumbent or any franchise taxes of Incumbent.

     8.5 MAINTENANCE FOR SYSTEMS. Incumbent shall be responsible for the maintenance of the System pursuant to the terms of a separate written agreement to be entered into by the parties. The separate maintenance agreement shall provide for ongoing maintenance of PathNet's microwave facilities.


SECTION 9.     EXCESS CAPACITY MARKETING AND SALES

     9.1  EXCLUSIVE REPRESENTATIVE.

          9.1.1 PATHNET EXCESS CAPACITY. PathNet shall have the exclusive right to market and sell any and all PathNet Excess Capacity.

          9.1.2 INCUMBENT EXCESS CAPACITY. At any time and from time to time, Incumbent shall have the right to request in writing that PathNet serve as Incumbent's exclusive representative for the marketing and sale of all or any portion of the capacity allocated to Incumbent in accordance with the Channel Plan (the "INCUMBENT EXCESS CAPACITY"). In the event PathNet sells any Incumbent Excess Capacity, PathNet shall receive a marketing fee [***] of the revenue generated from the sale of such Incumbent Excess Capacity actually collected, less any applicable deduction set forth in SECTION 9.12.1 and SECTION 9.12.2 [***]. Incumbent Excess Capacity shall be marketed on a pro rata basis with PathNet Excess Capacity.

          9.1.3 MARKETING AND SALE BY INCUMBENT. Incumbent or any Affiliates of Incumbent shall not market or sell any Incumbent Excess Capacity or any capacity purchased by Incumbent pursuant to SECTION 9.3 to any third party without the prior written consent of PathNet; PROVIDED, HOWEVER, Incumbent may market and sell all or any portion of the Incumbent Excess Capacity or any capacity purchased by Incumbent pursuant to SECTION 9.3, to Affiliates of Incumbent for and only for such Affiliates' internal communications needs and not for resale to third parties.

     9.2 REFERRALS OF CUSTOMERS BY INCUMBENT. Incumbent shall refer any potential third party customer of Excess Capacity to PathNet; PROVIDED that if Incumbent is successful at referring a new (and previously unsolicited by PathNet) Customer to PathNet, Incumbent shall receive a marketing fee not to exceed [***] (in addition to other Revenue to be received by Incumbent) from the sale of Excess Capacity on the System.

     9.3 PURCHASE OF AVAILABLE EXCESS CAPACITY BY INCUMBENT. Incumbent shall have the right to purchase Available Excess Capacity on any path or Segment of the System (each such path or Segment being referred to herein as an "INCUMBENT DESIRED PATH"), at a price equal to either (i) the lowest price paid to PathNet for like capacity and for a similar term by any purchaser during the one hundred eighty (180) days immediately preceding the purchase by Incumbent of capacity on such Incumbent Desired Path less twenty-five (25%) percent or (ii) if no PathNet Excess Capacity has been purchased on such Incumbent Desired Path during such one hundred eighty (180) day period, the last price paid for such Incumbent Desired Path less twenty-five (25%) percent; PROVIDED, HOWEVER, Incumbent shall in no event purchase more than twenty percent (20%) of the Available Excess Capacity on any Segment or path within the System at any given time.

     9.4 COMMERCIALLY REASONABLE EFFORTS. PathNet shall use commercially reasonable efforts to obtain the best available price and terms in the marketing and sale of any Excess Capacity. PathNet shall not, now or in the future, guarantee any Revenue disbursements nor does PathNet warrant its ability to sell the Excess Capacity.

     9.5 SELLING PRICES FOR EXCESS CAPACITY. Notwithstanding anything set forth herein to the contrary, PathNet shall have the right to (i) sell Excess Capacity at prices determined by PathNet to be appropriate on specific routes, which prices may be below or above current competitive market pricing, (ii) package the Excess Capacity in sales increments of DS-1's, DS-3's or OC-3's, or any other increments and (iii) aggregate the paths sold in various combinations, each as determined by PathNet in its sole discretion.

     9.6 BARTER ARRANGEMENTS. Incumbent shall be permitted to barter Incumbent Excess Capacity, with PathNet's assistance, for telecommunications capacity of other incumbents engaged by PathNet; PROVIDED, HOWEVER, PathNet shall have the right to approve any barter arrangement relating to Incumbent Excess Capacity, which approval shall not be unreasonably withheld. Neither PathNet nor Incumbent shall derive any fee from facilitating any such barter arrangements.

     9.7 ASSUMED NAME; TRADENAMES AND TRADEMARKS. PathNet shall have the right to market Excess Capacity under its name or any other assumed name, tradename or trademark which PathNet is authorized to use for such purpose; PROVIDED, HOWEVER, PathNet shall not use any trademark or tradename of Incumbent or any Affiliate of Incumbent in written material for purposes of marketing any Excess Capacity without the prior written consent of Incumbent.

9.8       CUSTOMER AGREEMENTS.

          9.8.1 AUTHORIZATION. PathNet shall negotiate, execute and deliver, on behalf of itself and Incumbent, all agreements and arrangements ("CUSTOMER AGREEMENTS") for customers of Excess Capacity, which Customer Agreements shall contain, terms and conditions determined by PathNet.

          9.8.2 APPROVAL AND CONSENT BY INCUMBENT. If the terms of any Customer Agreement require the written approval or consent of Incumbent as a condition to the execution, delivery or performance, Incumbent shall promptly provide such written approval or consent.

          9.8.3     USE OF INCUMBENT'S NAME IN CUSTOMER AGREEMENTS FORBIDDEN.
     In any customer agreements, PathNet shall not use Incumbent's name or name of Incumbent's Operator or any of its Affiliates or imply in any manner that Incumbent or its Operator or Affiliates are responsible in any manner for the services provided in any Customer Agreements. Incumbent shall have the right to review any Customer Agreements executed between PathNet and its customers to verify that the terms contained herein have not been violated.

          9.8.4 MODIFICATIONS TO SYSTEM. In the event that any Customer Agreement requires that the System be modified in any way, PathNet shall ensure that any such modifications (i) shall not compromise the integrity and performance of the System in accordance with the Specifications and
     (ii) shall be made at no additional cost to Incumbent.

     9.9  MAINTENANCE OF BOOKS AND RECORDS AND AUDIT PROCEDURES.

          9.9.1 BOOKS AND RECORDS. PathNet shall maintain and keep detailed and accurate books and records with regard to sales of Excess Capacity and the Revenue generated and collected from such sales.

          9.9.2 INCUMBENT REVIEW AND AUDIT PROCEDURES. No more than once during any consecutive twelve (12) month period, Incumbent shall be entitled to review and audit PathNet's books and records relating to the sale of Excess Capacity during business hours upon ten (10) days written notice to PathNet. Incumbent shall not have the right pursuant to this
     SECTION 9.9.2, to review or audit PathNet's corporate income statements, balance sheets or other forms of general corporate reporting. Incumbent shall not disclose, at any time before or after the Expiration Date, any information related to PathNet or PathNet's business obtained by Incumbent pursuant to a review or audit performed under this SECTION 9.9.2 unless such information has previously come into the public domain (other than through unauthorized disclosure) or except as required by law.

          9.9.3 EXPENSES OF INCUMBENT REVIEWS AND AUDITS. Incumbent shall pay the cost of any such review or audit performed pursuant to SECTION 9.9.2.

          9.9.4. APPROVAL OF AUTHORIZED REPRESENTATIVE. In the event that Incumbent hires an authorized representative of Incumbent to perform any such review or audit pursuant to SECTION 9.9.2, PathNet shall have the right to approve such authorized representative before any access is granted to such authorized representative to PathNet's books and records, which approval shall not be unreasonably withheld.

     9.10 QUARTERLY REVENUE REPORTS. PathNet shall issue to Incumbent quarterly Revenue reports substantially in the form of SCHEDULE L (each a "QUARTERLY REVENUE REPORT") within thirty (30) days after the end of each calendar quarter. Each such Quarterly Revenue Report shall be an unaudited statement produced by PathNet.

     9.11 ANNUAL CERTIFIED REVENUE REPORTS. PathNet shall provide to Incumbent on an annual basis an audited annual revenue report from a national accounting firm.

     9.12 COLLECTION AND PAYMENT OF REVENUE.

          9.12.1 COSTS OF COLLECTION. PathNet shall deduct any costs reasonably incurred by PathNet in connection with the collection of any and all delinquent Revenue, including, but not limited to, the cost of any legal actions, collection fees, court proceedings, audits, or other enforcement actions. PathNet shall deduct such costs from gross revenue collected prior to the disbursement of such revenue to PathNet and Incumbent pursuant to SECTION 5.1 and SECTION 9.

          9.12.2 TAXES ON GROSS REVENUE. The amount of any taxes on gross revenue paid by PathNet on behalf of Incumbent shall be deducted from any revenue to be disbursed to Incumbent prior to disbursement of such revenue as set forth in this SECTION 9.12.

          9.12.3 DEFINITION OF REVENUE. For purposes of this Agreement, "REVENUE" shall mean the gross revenue generated from the sale of Excess Capacity actually collected less any deductions set forth in SECTION 9.12.1 and SECTION 9.12.2.

          9.12.4 PAYMENTS TO INCUMBENT. PathNet shall pay Incumbent its allocated portion of Revenue actually received from the sale of Excess Capacity either monthly or within thirty (30) days after the end of each calendar quarter in accordance with the payment instructions set forth in SCHEDULE M. If such payments are to be made quarterly, during the quarter, until payment, PathNet shall place the Revenue due to Incumbent in an interest bearing escrow account in the name of the Incumbent.

          9.12.5 INTEREST EARNED ON UNDISTRIBUTED REVENUE. Incumbent shall retain any and all interest earned on any Revenue collected but not yet distributed to Incumbent in accordance with SECTION 5.1 and SECTION 9.

          9.12.6 INCUMBENT'S ASSIGNEES OF REVENUE. Incumbent shall have the right to designate other entities to receive its disbursements by written notice to PathNet to such effect; PROVIDED, HOWEVER, any such designation by Incumbent shall not relieve Incumbent of any tax liability resulting from its receipt of such disbursements pursuant to SECTION 5.1 and SECTION 9.

SECTION 10.    FCC LICENSES AND OTHER REGULATORY APPROVALS AND LICENSES

     10.1 FCC RULES AND REGULATIONS.

          10.1.1    MICROWAVE RADIO STATION LICENSES.

               (a)  Segments A and B.

               i. PREPARATION AND FILING OF FORMS 415. PathNet shall prepare and timely file all required Form 415, Applications for Authorization in the Microwave Services (each a "FORM 415"), or any successor forms, documents or instruments to such Form 415 as the FCC may prescribe, including but not limited to, the preparation or ordering of all frequency coordinations required pursuant to SCHEDULE B and SCHEDULE C of Form 415, in order to own, operate and sell the Excess Capacity of Segments A and B of the System in accordance with the terms and conditions of this Agreement.

               ii. IDENTITY OF LICENSEE. All Microwave Radio Station Licenses issued by the FCC relating to the Initial System of Segments A and B shall be licensed in the name of Incumbent or a wholly-owned subsidiary of Incumbent. All Microwave Radio Station Licenses issued by the FCC relating to any Capacity Expansion on Segments A and B shall be licensed in the name of PathNet or a wholly-owned subsidiary of PathNet. Incumbent shall be permitted to continue to own and be licensed as a private microwave operator at the stations licensed to PathNet relating to Segments A and B of the System, provided that (i) such private licenses are for different frequency pairs than those assigned to the System (including, but not limited to, any Capacity Expansion of the System) and (ii) such private licenses are permitted under the FCC Code.

               iii. MAINTENANCE OF LICENSE.  PathNet shall maintain in good standing each Microwave Radio Station License relating to the System, including, but not limited to, preparing and filing any required amendments to the Forms 415 relating to the System and submitting and filing any supplementary information as required by the FCC.

          10.1.2 COMMON CARRIER REPORTING OBLIGATIONS. Incumbent and PathNet shall prepare and file all forms, reports, instruments, documents and agreements required by the FCC and FCC Code relating to Incumbent's status as a "common carrier" under the FCC Code.

          10.1.3 TARIFF FILINGS. PathNet shall prepare and timely file all tariff applications pursuant to 47 CFR 61, as amended, or any successor statute, rule or regulation and shall request and file all necessary waivers of such tariff requirements, as determined by PathNet in its sole discretion.

          10.1.4 FREQUENCY COORDINATION NOTICES. During the term of this Agreement, PathNet shall prepare and send all required frequency coordination notices required under 47 CFR 101.103, as amended, or any successor statute, rule or regulation and shall respond as appropriate to all PCNs received by PathNet or Incumbent relating to the System.

          10.1.5 DELIVERY OF COPIES. PathNet shall provide to Incumbent a copy of all filings and submissions with the FCC, relating to the System within thirty (30) days of such filings and submissions.

          10.1.6 ASSISTANCE IN PREPARATION OF LICENSE APPLICATIONS. Upon request by PathNet and in a timely manner, Incumbent shall provide to PathNet all information necessary for the completion of all required filings and submissions with the FCC including, but not limited to Incumbent's authorized signature on any filings or other submissions to the FCC or any documents, instruments or agreements completed in connection with such filings and submissions.

          10.1.7 FUTURE CHANGES IN FCC REQUIREMENTS. If FCC requirements relating to the Form 415, common carriers, frequency coordination or any other matters relating to the System change or are modified, PathNet shall be responsible for compliance with such new requirements including, but not limited to, the payment of any costs or fees associated therewith and Incumbent shall cooperate with PathNet with respect to such compliance; PROVIDED, HOWEVER, if the FCC establishes user fees or other such fees relating to the frequencies used in and the communications business conducted over the System, the cost of such additional fees shall be divided between PathNet and Incumbent, as determined by PathNet and Incumbent at such time. In the event that fees are required for any FCC mandated Universal Service Support Mechanism or any universal service fund obligations are required by any federal or state law or regulation, PathNet shall be solely responsible for such fees or obligations.

          10.1.8 SPECTRAL LOADING REQUIREMENTS. PathNet shall (i) ensure that the System, as licensed, shall comply with all spectral loading requirements set forth in 47 CFR 101.141, or any successor statute, rule or regulation or (ii) obtain a waiver of any or all of such requirements; PROVIDED, HOWEVER, if the System does not meet such spectral loading requirements and PathNet is unable to obtain a waiver of such requirements, PathNet shall have the right to modify the System to a hot-standby Protection Configuration until such time as the spectral loading requirements can be met.

          10.1.9 DEFAULT IN FCC LICENSE. In the event that the FCC institutes a penalty against or fine imposed on PathNet, Incumbent, or the System, due to non-compliance with any FCC requirements, PathNet shall promptly pay such penalty or fine (in the case such penalty or fine is instituted as the result of an act or omission on the part of PathNet) or Incumbent shall promptly pay such penalty or fine (in the event such penalty or fine is instituted as the result of an act or omission on the part of Incumbent).

     10.2 ZONING REQUIREMENTS. Incumbent shall be responsible for compliance with all zoning requirements applicable to the System and its Facilities, including, but not limited to, the Facilities. Incumbent shall advise PathNet of zoning requirements, which, in the reasonable opinion of Incumbent, differ from those generally applicable to microwave facilities. PathNet shall provide to Incumbent all required information and shall cooperate with Incumbent in connection with Incumbent's compliance with all zoning requirements pursuant to this SECTION 10.2.

     10.3 BUREAU OF LAND MANAGEMENT REQUIREMENTS. Incumbent shall be responsible for compliance with all United States Department of Interior Bureau of Land Management requirements applicable to the System and its Facilities, including, but not limited to, the Facilities. PathNet shall provide Incumbent with all requested information and shall cooperate with Incumbent in connection with Incumbent's compliance with such United States Department of Interior Bureau of Land Management requirements pursuant to this SECTION 10.3.

     10.4 TOWER REGISTRATION. Incumbent shall ensure compliance with all FAA and FCC tower registration requirements including, but not limited to, the preparation of any filings with or the obtaining of any waivers or extensions from the FAA or FCC. Incumbent shall promptly notify PathNet of any deficiency on non-compliance with any such tower registration requirements, filings, waivers or extensions.


SECTION 11.    INSURANCE

     11.1 DELIVERY OF CERTIFICATES OF INSURANCE. Upon Incumbent's request and prior to the commencement of any Services by PathNet, PathNet shall deliver to Incumbent Certificates of Insurance relating to PathNet's Commercial General Liability Insurance Policy, Workers Compensation Insurance Policy, Automobile Liability Insurance and Excess Liability Insurance Policy.

     11.2 PATHNET INSURANCE COVERAGE. During the term of this Agreement, PathNet shall maintain the types of insurance at the coverage limits set forth below:

          11.2.1 WORKERS COMPENSATION AND EMPLOYER'S LIABILITY INSURANCE. Workers Compensation Insurance with a limit of not less than $500,000;

          11.2.2 COMMERCIAL GENERAL LIABILITY INSURANCE. Commercial General Liability Insurance with a limit of not less than $1,000,000 per occurrence and $1,000,000 in the aggregate;

          11.2.3 AUTOMOBILE LIABILITY INSURANCE. Automobile Liability Insurance, which includes coverage for non-owned and hired vehicles with a limit of not less than $1,000,000; and

          11.2.4 EXCESS LIABILITY INSURANCE. Excess Liability Insurance with a limit of not less than $4,000,000.

     11.3 INCUMBENT INSURANCE COVERAGE. Incumbent shall maintain insurance coverage on the System which coverage shall include general liability and other forms of insurance covering such risks as are usually insured against by prudent companies engaged in the business and activities in which the Incumbent is engaged, in amount which are adequate in relation to the business and properties of Incumbent, and all premiums to date have been paid in full.

     11.4 PROOF OF LICENSED SUBCONTRACTORS. Upon reasonable request of Incumbent, PathNet shall provide to Incumbent proof of licensing and certification of insurance for coverage in types and amounts as set forth in SECTION 11.2 for any Subcontractors engaged by PathNet to provide Services, during the term of such engagement.


SECTION 12.    SOFTWARE AND PROPRIETARY RIGHTS

     12.1 PATHNET SOFTWARE. PathNet retains all right, title and interest in and to PathNet Software. As of the Effective Date and pursuant to the PathNet Sublicense Agreement attached hereto as SCHEDULE N, Incumbent is granted a nonexclusive sublicense to use PathNet Software for the sole purpose of receiving the services pursuant to this Agreement. PathNet Software will be made available to Incumbent in such form and on such media as exists on the Effective Date, together with existing documentation and any other related materials. Incumbent shall not be permitted to use PathNet Software for the benefit of any entities other than PathNet without the prior written consent which may be withheld at PathNet's sole discretion. Except as otherwise requested or approved by PathNet, Incumbent shall cease all use of PathNet Software upon expiration of this Agreement.

     12.2 PROPRIETARY RIGHTS. Incumbent acknowledges and agrees that all or portions of the information and materials, including but not limited to the PathNet Software and related documentation to be supplied by PathNet hereunder are owned by PathNet and/or others and are proprietary in nature. Incumbent also acknowledges and agrees that PathNet and/or its suppliers have and will retain all proprietary rights in such information and materials. Incumbent (i) shall respect such claim of proprietary right, (ii) shall protect such information at least to the extent that it protects its own proprietary information, (iii) shall not use such information except for the purposes for which its is being made available as set forth in this Agreement and (iv) shall not reproduce, print, disclose, or otherwise make said information available to any third party, in whole or in part, in whatever form.


SECTION 13.    REPRESENTATIONS AND WARRANTIES

     13.1 REPRESENTATIONS AND WARRANTIES OF EACH PARTY. Each Party hereby represents and warrants the other Party as follows:

          13.1.1 DUE INCORPORATION AND FORMATION; AUTHORIZATION OF AGREEMENTS; BINDING EFFECT. Such Party is a corporation or partnership, as the case may be, duly formed or organized, and validly existing under the laws of its state of incorporation or organization, and has the corporate or partnership authority to own its property and carry on its business as owned and carried on as of the Effective Date. Such Party is duly licensed or qualified to do business and is in good standing (if applicable) in each jurisdiction in which the failure to be so licensed or qualified would have a Material Adverse Effect on such Party. Such Party has the corporate or partnership authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by such Party and this Agreement constitutes a legal, valid and binding obligation of such Party enforceable in accordance with its terms, subject as to enforceability to limits imposed by bankruptcy, insolvency or similar laws affecting creditors rights generally and the availability of equitable remedies.

          13.1.2 NO CONFLICT; NO DEFAULT. Neither the execution or delivery of this Agreement by such Party, nor (except as would not have a Material Adverse Effect on such Party), the performance of this Agreement by such Party or the consummation by such Party of the transactions contemplated hereby in accordance with the terms and conditions hereof: (i) will conflict with, violate, result in a breach of or constitute a default under any of the terms, conditions or provisions of the certificate or articles of incorporation or bylaws (or other governing documents) of such Party or any material agreement or instrument to which such Party is a party or by which such Party may be bound, (ii) will conflict with, violate or result in a breach of, constitute a default under (whether with notice or lapse of time or both), accelerate or permit the acceleration of the performance required by, give to others any interests or rights or require any consent, authorization or approval under any contract to which such Party is a party or by which such Party is or may be bound or to which any equity interest held by such Party or any of its material properties or assets is subject or (iii) will result in the creation or imposition of any Encumbrance upon any equity interest held by such Party or any of the other material properties or assets of such Party, other than Permitted Encumbrances.

          13.1.3 NO CONSENT. No consent, approval, order or authorization of, or registration, declaration or filing with any Governmental Authority, domestic or foreign, is required to be obtained by such Party in connection with the execution and delivery of this Agreement. If and to the extent any such consent, approval, order, or communication of registration, delcaration or filing with any Governmental Authority, domestic or foreign is required to perform under this Agreement or to consummate the transaction contemplated hereby, such Party shall use good faith efforts to obtain such consent, approval, order or authorization of, or registration, declaration or filing with any Governmental Authority, domestic or foreign.

          13.1.4 COMPLIANCE WITH LAWS AND REGULATIONS. That such Party is not and that the performance of its obligations under this Agreement will not result in a violation in any respect of (i) any applicable Federal, state, local or foreign laws, ordinances, regulations, rulings and orders of government agencies applicable to its business in any respect the violation of which could have a Material Adverse Effect (including Requirements of Law relating to pollution, protection of the environment, emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic, hazardous or regulated substances or wastes into the environment or otherwise relating to the manufacture, processing, distribution, use, treatment, storage disposal, transport or handling of pollutants or other such hazardous or regulated substances or wastes) or (ii) any applicable order, Judgment, injunction, award or decree in any respect which could have a Material Adverse Effect on such Party.

          13.1.5 PERMITS. Such Party has or will obtain all authorizations, approvals, consents, licenses, Permits and certificates (including, but not limited to all required approvals from the FCC) necessary to conduct their respective businesses and to own, lease and operate its properties as currently or anticipated to be conducted, owned, leased or operated, as the case may be, for which the failure to possess would result in a Material Adverse Effect. No violations are outstanding or uncured with respect to any such Permits and no proceeding is pending to revoke or limit any Permit.

          13.1.6 LABOR MATTERS. Such Party has complied in all material respects with all applicable Federal, state and local laws and ordinances relating to the employment of labor, including the provisions thereof relating to wages, hours, employee benefit plans and the payment of social security taxes, and is not liable for any arrears of wages or any tax related thereto (except for currently accrued and unpaid wages and except for currently accrued withholding, payroll, unemployment and social security taxes payment of which is not overdue) or penalties for failure to comply with any of the foregoing, and neither has received a notice to the contrary from any Governmental Authority. Such Party has not suffered any strike, slowdown, picketing or work stoppage by any union or other group or employees affecting the business of such Party, and no such event or action is threatened.

          13.1.7 NO DISCRIMINATION. Such Party currently subscribes and offers and will continue to subscribe and offer to all customers, employees, licensees, and invitees the opportunity to obtain all the goods, services, accommodations, advantages, facilities and privileges of such Party without discrimination because of race, creed, color, sex, age, national origin or ancestry, in accordance with all applicable Federal, state, and local laws relating to equal opportunity and discrimination.

          13.1.8 DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER PATHNET NOR INCUMBENT MAKES ANY OTHER EXPRESS WARRANTY AND THERE ARE NO IMPLIED WARRANTIES WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT. PATHNET AND INCUMBENT HEREBY DISCLAIM THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY AND ALL OF THE FOREGOING.

     13.2 REPRESENTATIONS AND WARRANTIES OF PATHNET.

          13.2.1    HAZARDOUS MATERIALS.  PathNet represents and warrants that
     (i) PathNet is and shall remain in compliance with any and all Federal, state or local laws, regulations or permits in regard to Hazardous Materials, (ii) PathNet shall report to Incumbent and to applicable Governmental Authorities any release of reportable quantities of a hazardous substance as mandated by SECTION 103 (A) of CERCLA and (iii) PathNet will, within five (5) Business Days of receipt, send to Incumbent a copy of any notice, order, inspection report or other document issued by any government authorities relating to PathNet's status with environmental or health and safety laws.

          13.2.2 SERVICES. PathNet warrants (i) that the Services will be performed in a workmanlike manner and (ii) that it has or will obtain agreements or arrangements with its employees, agents and Subcontractors sufficient to allow it to provide Incumbent with the Services;

          13.2.3 TITLE TO ASSETS, PROPERTIES AND RIGHTS AND RELATED MATTERS. Except as set forth herein, PathNet has good and marketable title to all assets necessary for the conduct of PathNet's business and for the transactions contemplated by this Agreement free and clear of all Encumbrances of any kind or character, except (i) liens for current taxes not yet due and payable, (ii) Encumbrances securing taxes, assessments, governmental charges or levies or the Encumbrances of material, carriers, landlords and like persons, all of which are not yet due and payable and
     (iii) Encumbrances of a character that do not substantially impair the ability of PathNet to carry out its obligations under this Agreement.

     13.3 REPRESENTATIONS AND WARRANTIES OF INCUMBENT.

          13.3.1 INDEPENDENT INVESTIGATION. Incumbent represents and warrants that it has independently investigated the potential for the success of PathNet's ability to create, aggregate and sell Excess Capacity and has not relied upon any inducements or representations of PathNet or its agents, other than those contained in this Agreement.

          13.3.2 TITLE TO ASSETS, PROPERTIES AND RELATED MATTERS. Except as set forth herein, Incumbent represents and warrants that it has good and marketable title to all the properties, interests in properties and assets, real, personal or mixed, (or the right to occupy said property by virtue of easements, leases, permits, licenses or right-of-way grants) as set forth on SCHEDULE D for Segment A (including, but not limited to, any rights-of-way, leasehold interests, easements, and rights necessary to insure vehicular and pedestrian ingress and egress to and from any such properties or assets), free and clear of all Encumbrances of any kind or character, except (i) liens for current taxes not yet due and payable, (ii) Encumbrances securing taxes, assessments, governmental charges or levies or the Encumbrances of materialman, landlords and like persons, all of which are not yet due and payable and (iii) Encumbrances of a character that do not substantially impair the ability of Incumbent to carry out its obligations under this Agreement.

          Incumbent is in the process of acquiring the property rights necessary for the transactions contemplated by this Agreement on Segment B, but makes no representations or warranties as to its ability to acquire such property rights.

SECTION 14.    INDEMNIFICATION

     14.1 INDEMNIFICATION BY INCUMBENT. Incumbent agrees to indemnify, defend and hold harmless PathNet and its Affiliates and their respective officers, directors, employees, agents, successors and assigns from and against any and all Losses and threatened Losses arising from, in connection with, or based on allegations of, any of the following:

          14.1.1 Any claims of infringement of any patent, trade secret, copyright or other proprietary rights alleged to have occurred because of systems or other resources provided to PathNet by Incumbent.

          14.1.2 Any claims arising out of the untruth, inaccuracy or breach of any representation or warranty of Incumbent set forth in this Agreement.

          14.1.3    (i) Any personal injury, disease or death of any Person,
     (ii) damage to or loss of any property, money damages or specific performance owed to any Person (by contract or operation of law) or (iii) any fines, penalties, taxes, claims, demands, charges, actions, causes of action, assessments, environmental response costs, environmental penalties, injunctive obligations caused by, arising out of, or in any way incidental to, or in connection with, actions or omissions of Incumbent, its employees, Subcontractors or agents.

     14.2 INDEMNIFICATION BY PATHNET. PathNet agrees to indemnify, defend and hold harmless Incumbent, its Partners, Operator, and Affiliates and their respective officers, directors, employees, agents, successors and assigns from and against any and all Losses and threatened Losses arising from, in connection with, or based on allegations of, any of the following:

          14.2.1 Any claims of infringement of any patent, trade secret, copyright or other proprietary rights alleged to have occurred because of systems or other resources provided to Incumbent by PathNet.

          14.2.2 Any claims arising out of the untruth, inaccuracy or breach of any representation or warranty of PathNet set forth in this Agreement.

          14.2.3    (i) Any personal injury, disease or death of any person,
     (ii) damage to or loss of any property, money damages or specific performance owed to any Person (by contract or operation of law) or (iii) any fines, penalties, taxes, assessments, environmental response costs, environmental penalties or injunctive obligations caused by, arising out of, or in any way incidental to, or in connection with, actions or omissions of PathNet, its employees, Subcontractors or agents.

          14.2.4 Any Losses, causes of action or suits arising out of Customer Agreements.

     14.3 INDEMNIFICATION PROCEDURES. With respect to any claims, the following procedures shall apply:

          14.3.1 NOTICE. Promptly after receipt by an entity entitled to indemnification under SECTION 14.1 or SECTION 14.2 of notice of the commencement or threatened commencement of any civil, criminal, administrative or investigative action or proceeding involving a claim in respect of which the indemnitee will seek indemnification pursuant to any such Section, the indemnitee shall notify the indemnitor of such claim in writing. No failure to so notify an indemnitor shall relieve it of its obligations under this Agreement except to the extent that it can demonstrate damages attributable to such failure. Within fifteen (15) days following receipt of written notice from the indemnitee relating to any claim, but no later than ten (10) days before the date on which any response to a complaint or summons is due, the indemnitor shall notify the indemnitee in writing if the indemnitor elects to assume control of the defense and settlement of that claim (a "NOTICE OF ELECTION").

          14.3.2 PROCEDURE FOLLOWING NOTICE OF ELECTION. If the indemnitor delivers a Notice of Election relating to any claim within the required notice period, the indemnitor shall be entitled to have sole control over the defense and settlement of such claim; provided that, (i) the indemnitee shall be entitled to participate in the defense of such claim and to employ counsel at its own expense to assist in the handling of such claim, and
     (ii) the indemnitor shall obtain the prior written approval of the indemnitee before entering into any settlement of such claim or ceasing to defend against such claim. After the indemnitor has delivered a Notice of Election relating to any claim in accordance with the section (a) above, the indemnitor shall not be liable to the indemnitee for any legal expenses incurred by the indemnitee in connection with the defense of that claim.
     In addition, the indemnitor shall not be required to indemnify the indemnitee for any amount paid or payable by the indemnitee in the settlement of any claim for which the indemnitor has delivered a timely Notice of Election, if such amount was agreed to without the written consent of the indemnitor.

          14.3.3 PROCEDURE WHERE NO NOTICE OF ELECTION IS DELIVERED. If the indemnitor does not deliver a Notice of Election relating to any claim within the required notice period, the indemnitee shall have the right to defend the claim in such manner as it may deem appropriate, at the cost and expense of the indemnitor. The indemnitor shall promptly reimburse the indemnitee for all such costs and expenses.

     14.4 SUBROGATION. In the event that an indemnitor shall be obligated to indemnify an indemnitee pursuant to SECTION 14.1 or SECTION 14.2, the indemnitor shall, upon payment of such indemnity in full, be subrogated to all rights of the indemnitee with respect to the claims to which such indemnification relates.

SECTION 15.    LIABILITY OF THE PARTIES TO EACH OTHER

     15.1 LIABILITY GENERALLY.  Subject to the specific provisions of this
SECTION 15, it is the intent of the Parties that each Party shall be liable to the other Party for any actual damages incurred by the non-breaching Party as a result of the breaching Party's failure to perform its obligations in the manner required by this Agreement and failure to cure such nonperformance as set forth in SECTION 16.1.2.

     15.2 LIABILITY RESTRICTIONS.

          15.2.1 SUBJECT TO SECTION 15.2.2 BELOW, IN NO EVENT, WHETHER IN CONTRACT OR IN TORT (INCLUDING BREACH OF WARRANTY, NEGLIGENCE AND STRICT LIABILITY IN TORT), SHALL A PARTY BE LIABLE

     TO THE OTHER PARTY FOR INDIRECT, CONSEQUENTIAL, EXEMPLARY, PUNITIVE OR SPECIAL DAMAGES EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE.

          15.2.2 The limitations set forth in SECTION 15.2.1 shall not apply with respect to: (i) damages occasioned by the willful misconduct or gross negligence of a Party, (ii) damages occasioned by improper or wrongful termination of this Agreement or (iii) damages occasioned by a violation of
     SECTION 12 of this Agreement.

          15.2.3 Each Party shall have a duty to mitigate damages for which the other Party is responsible.

          15.2.4 Each Party shall be liable to the other Party for any actual damages as set forth in SECTION 15.1 only if, and to the extent that the aggregate of all losses arising from or in connection with any such failure to perform obligations in the manner required by this Agreement exceeds ten thousand dollars ($10,000.00).

          15.2.5 PathNet agrees that all claims arising from and out of the terms of this Agreement shall be limited to the assets of Incumbent and that all rights or remedies at law or in equity against Incumbent's Partners by PathNet, its successors, assigns and representatives are hereby expressly waived.

     15.3 FORCE MAJEURE. No Party shall be liable for any breach, default or delay in the performance of its obligations under this Agreement (i) if and to the extent such default or delay is caused, directly or indirectly, by: fire, flood, earthquake, elements of nature or acts of God, riots, civil disorders, rebellions or revolutions in any country, Requirements of Law relating to the System or to the sale of Excess Capacity, or any other cause beyond the reasonable control of such Party (a "FORCE MAJEURE EVENT"), (ii) provided the non-performing Party is without fault in causing such breach, default or delay, and such breach, default or delay could not have been prevented by reasonable precautions and cannot reasonably be circumvented by the non-performing Party through the use of alternate sources, work around plans or other means.

SECTION 16.    INFORMAL DISPUTE RESOLUTION; ARBITRATION

     16.1 INFORMAL DISPUTE RESOLUTION.

          16.1.1 ROLE OF PROGRAM MANAGER. In the event Incumbent has a dispute, controversy or other complaint relating to PathNet's performance of PathNet's rights and obligations under this Agreement, Incumbent shall have the right to first contact the Program Manager to resolve such dispute, controversy or other complaint. If Incumbent is not satisfied with the resolution provided by the Program Manager, Incumbent may resort to the arbitration procedures set forth in this SECTION 16.

          16.1.2 NOTICE OF BREACH, CURE AND REMEDIES. In the event of a material breach by either PathNet or Incumbent (the "BREACHING PARTY"), the other Party (the "NON-

     BREACHING PARTY") shall send by certified mail a written notice of such material breach to the Breaching Party setting forth the specific allegations of such breach. Upon receipt of the notice of breach, the Breaching Party shall have thirty (30) days to cure such breach. In the event the Breaching Party fails to cure such breach, as determined by the Non-Breaching Party in its sole discretion, or the Breaching Party determines, in its sole discretion, that it has cured such breach, either the Breaching Party or the Non-Breaching Party may invoke the arbitration procedures set forth in SECTION 16.2 to resolve whether such breach has been cured.

          16.1.3 SCOPE OF ARBITRATION AND DISPUTE RESOLUTION. SECTION 16 and the arbitration and dispute resolution mechanisms provided herein shall not apply to Incumbent's right to terminate this Agreement as provided in
     SECTION 3.3.

     16.2 ARBITRATION.

          16.2.1    ARBITRATION; RESOLUTION OF DISPUTES.  Except as provided in
     SECTION 16.1.3, any and all disputes and controversies between Incumbent and PathNet concerning the negotiation, interpretation, performance, determination of amounts due either Party, breach or termination of this Agreement (each a "DISPUTE") shall be subject to resolution as set forth in this SECTION 16.

          16.2.2 SETTLEMENT DISCUSSIONS. Subject to SECTION 16.1, any Dispute shall be attempted to be resolved first through amicable settlement discussions and each Party shall bear its own costs of such settlement discussions. Each Party hereby agrees to use good faith efforts to reach a settlement through such amicable settlement discussions.

          16.2.3 REFERRAL TO BINDING ARBITRATION. In the event the Parties fail to reach a settlement of the Dispute pursuant to settlement discussions in accordance with SECTION 16.2.2, each Party shall have the right, but not the obligation, to refer such Dispute for final resolution by binding arbitration in accordance with the Center for Public Resources' (the "CENTER") Rules for Non-Administered Arbitration of Business Disputes (the "ARBITRATION RULES").

          16.2.4 BINDING EFFECT. The Parties acknowledge and agree that (i) the award in any arbitration shall be final, conclusive and binding on the Parties and (ii) any such arbitration award be a final resolution of the Dispute between the Parties to the same extent as a final judgment of a court of competent jurisdiction.

          16.2.5 USE OF COURTS AND OTHER LEGAL REMEDIES. Each Party covenants and agrees that it shall not resort to any court for legal remedies concerning any Dispute other than to enforce a final decision by the arbitrators or for preliminary, interim or provisional equitable relief in aid of arbitration.

     16.2.6    ARBITRATION PROCESS.

               (a) NOTICE. If the Parties cannot resolve a Dispute to their mutual satisfaction pursuant to SECTION 16.2.2, either Party may deliver to the other Party a written notice in accordance with the Arbitration Rules.

               (b) SITE AND ARBITRATION TRIBUNAL. Absent agreement to the contrary by the Parties, the arbitration will be conducted in Omaha, Nebraska by a panel of three (3) arbitrators with expertise in the fields of telecommunications engineering and construction, PROVIDED, HOWEVER, in the case of particular witnesses not subject to subpoena at the designated hearing site, hearings may be held at any place designated by the arbitrators where such witnesses can be compelled to attend, and, with the consent of the Parties, before a single member of the arbitration tribunal. Within thirty (30) days after the filing of the notice of arbitration, each Party must select one (1) arbitrator and a third arbitrator will be selected by agreement of the two
                    (2) arbitrators selected by the Parties. If either Party fails to select an arbitrator or there is no agreement on the selection of the third arbitrator, the Center will select such arbitrators.

               (c) TRANSCRIPTS AND EVIDENCE. Both Parties shall cause a written transcript of all proceedings and testimony shall be kept and the cost of such transcript shall be borne equally by the Parties pending the final award. All documents that either Party proposes to offer in evidence, except for those objected to by the other Party, shall be deemed to be self-authenticating.

               (d) APPLICABLE LAW. The arbitrator shall determine the claims of the Parties and render their final award in accordance with the governing law of this Agreement as set forth in
                    SECTION 17.5. Notwithstanding anything set forth in the Arbitration Rules to the contrary, the provisions of this
                    SECTION 16 shall govern any arbitration proceeding brought in relation to this Agreement or the transactions contemplated thereby.

               (e) SANCTIONS. The Parties acknowledge that, in addition to any other remedy allowed or specified in or under the Arbitration Rules, the failure of a Party to comply with any interim, partial or interlocutory order, after due notice and opportunity to cure such non-compliance, may be treated by the arbitrators as a default and all or some of the claims or defenses of the defaulting Party may be stricken and partial or final award entered against such Party, as determined by the arbitrators in their sole discretion, sanctions as such arbitrators deem appropriate.

               (f) LIMITATION ON AWARDS. Except as provided in SECTION 15.2.2, arbitrators may not award (i) incidental, special, consequential or punitive damages in the resolutions of any Dispute and the Parties hereby waive all rights to and claims for monetary awards other than compensatory damages, (ii) the right to terminate this Agreement or any of the rights and obligations hereunder, or (iii) any other right or remedy that contravenes the terms and conditions of this Agreement.

               (g) PERIOD OF LIMITATIONS. In the event the Party claiming a Dispute does not institute binding arbitration within one
                    (1) year after the commencement of settlement discussions pursuant to SUBSECTION 16.2.2, such Party shall forever be barred from bringing a claim on the specific subject matter of such Dispute.

               (h) ARBITRATION AWARD. Any arbitration award must be in writing and must contain findings of fact and conclusions of law upon which the arbitrators relied in making the decision relating to such award.

               (i) ATTORNEYS' FEES. The arbitrator shall award the reasonable cost, including attorneys' fees, to the prevailing Party.


SECTION 17.    MISCELLANEOUS

     17.1 NOTICES. All notices pertaining to disputes arising from this Agreement shall be directed to a corporate entity or employee designated by the signatories as having full rights and responsibilities to address such issues. Notices under this Agreement shall be sufficient only if personally delivered by a commercial prepaid delivery or courier service or mailed by certified or registered mail, return receipt requested to a Party at its address set forth below or as amended by notice pursuant to this SECTION 17.1. If not received sooner, notice by mail shall be deemed received five (5) business days after deposit in the U.S. mail. All notices shall be delivered as follows:

          If to PathNet:
               Michael A. Lubin, Esquire
               Vice President and General Counsel
               PathNet, Inc.
               1015-31st Street, NW
               Washington, DC  20007
               Tel: 202.625.7284
               Fax: 202.625.7369

          If to Incumbent:
               Mr. Al Behrens
               Director, Functional Strategies
               Northern Border Pipeline Company
               1111 South 103rd Street

               Omaha, NE  68103-0330
               Tel:  (402) 398-7135
               Fax:  (402) 398-7874

     17.2 BINDING NATURE; ENTIRE AGREEMENT. PathNet and Incumbent acknowledge that (i) each has read and understands the terms and conditions of this Agreement and agrees to be bound by such terms and conditions, (ii) this Agreement shall be binding on each of PathNet and Incumbent and their respective successors and assigns, (iii) this Agreement is the complete and conclusive statement of the agreement between the Parties, (iv) this Agreement supersedes any and all prior agreements and arrangements between the Parties and all understandings and agreements, oral and written, heretofore made between Incumbent and PathNet are merged in this Agreement which alone, fully and completely expresses their agreement on the subject matter of this Agreement and
(v) this Agreement sets forth the entire agreement on the subject matter hereof.

     17.3 AMENDMENT. No modifications of, additions to or waiver of this Agreement shall be binding upon Incumbent or PathNet unless such modification, addition or waiver is in writing and signed by an authorized representative of each Party.

     17.4 SEVERABILITY. If any term or provision of this Agreement shall to any extent be held by a court or other tribunal to be invalid, void or unenforceable, then such term or provision shall be inoperative and void insofar as it is in conflict with the law, but the remaining terms and provisions of this Agreement shall nevertheless continue in full force and effect and the rights and obligations of the Parties shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law.

     17.5 GOVERNING LAW. This Agreement, and the rights and obligations of the Parties hereunder, shall be governed and interpreted in accordance with the laws of the State of Nebraska (other than the choice of law rules thereof).

     17.6 SURVIVAL. Any provision of this Agreement which completes performance or observance subsequent to any termination or expiration of this Agreement shall survive such termination of expiration and continue in full force and effect.

     17.7 ASSIGNMENT. At any time and from time to time, PathNet shall have the right to assign this Agreement or any of PathNet's rights and obligations under this Agreement; provided, that in no event shall any such assignment relieve PathNet of its obligations under this Agreement. Incumbent may not or shall not have the right to assign this Agreement or any of its rights and obligations hereunder, PROVIDED, HOWEVER, Incumbent may assign its right and obligations, in whole but not in part, under this Agreement without the approval of PathNet, to any entity which acquires all or substantially all of the assets of Incumbent or to any subsidiary, Affiliate or successor in a merger or consolidation of Incumbent; provided, that in no event shall any such assignment relieve Incumbent of its obligations under this Agreement.

     17.8 WAIVER. Failure or delay on the part of Incumbent or PathNet to exercise any right, power or privilege under this Agreement shall not constitute a waiver of any right power or privilege of this Agreement.

     17.9 GOOD FAITH RENEGOTIATION. Notwithstanding anything set forth herein to the contrary, the Parties hereby agree that in the event a Governmental Authority issues a decision, order, rule or other rulemaking of any kind, which necessitates any modification or amendment to this Agreement, the Parties shall negotiate in good faith to modify or amend this Agreement to comply with such decision, order, rule or other rulemaking.

     17.10 CONFIDENTIALITY. Except as otherwise provided in this section, the Parties agree that all Confidential Information shall be kept in confidence and shall not, without the prior written consent of the disclosing Party, be disclosed by the receiving Party in any manner whatsoever, in whole or in part, and that they will use the Confidential Information disclosed to them solely for the purposes of this Agreement unless otherwise specifically authorized in writing by the disclosing Party, or specifically required by an order of a regulatory agency or court of competent jurisdiction, in which case the Parties agree to use their best efforts to limit disclosure through a protective order or other similar means. Notwithstanding the foregoing,the existence of this Agreement shall not be Confidential Information and either Party may disclose Confidential Information to its partners, operator, Affiliates, parent corporations, investors, investment bankers, creditors, third party contractors, capacity purchasers and their applicable respective employees, attorneys and agents, provided that such disclosure is made only to those persons with a legitimate need to know such Confidential Information for purposes consistent with this Agreement.

     17.11 INCUMBENT'S DESIGNATED REPRESENTATIVE. Incumbent shall on the Effective Date designate in writing a representative who shall have express authority to bind Incumbent with respect to all matters requiring Incumbent's approval or authorization in connection with this Agreement (the "INCUMBENT REPRESENTATIVE"). Such Incumbent Representative shall have the authority to make decisions and grant any and all consents required under this Agreement on behalf of Incumbent and PathNet shall be entitled to rely on any such decision or consent by the Incumbent Representative.

     17.12 OUTSOURCING. In addition to, and not in place of, any rights of PathNet under this Agreement, PathNet shall have the right to engage third party Subcontractors to perform any or all of PathNet's rights and obligations under this Agreement.

     17.13 UNION AND LABOR RELATIONS. With respect to any services performed pursuant to this Agreement, Incumbent shall ensure all such services comply with all applicable labor or union-related agreements, regulations and ordinances and shall not require PathNet to join any union or other labor organization as a condition to performing services contemplated by this Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, as of the date first written above.

                              PATHNET, INC.


                              By: /s/ Dave Schaeffer
                                 ---------------------------------
                              Name: Dave Schaeffer
                              Title: Chairman


                              NORTHERN BORDER PIPELINE COMPANY
                              By:  Northern Plains Natural Gas Company, Operator


                              By: /s/ Larry L. DeRoin
                                 ---------------------------------
                              Name: Larry L. DeRoin
                              Title: President

                                   SCHEDULE A

                       SERVICES AND SYSTEM SPECIFICATIONS

      This Schedule A describes certain services and specifications that PathNet and Incumbent shall respectively perform with respect to Segments A and B of the System. PathNet's and Incumbent's responsibilities with respect to particular Services and Specifications described in this Schedule A, if any, are specifically indicated where such Services and Specifications are described. PathNet's and Incumbent's payment responsibilities with respect to the Services and Specifications shall be as set forth in Section 4 and Schedule C.

SECTION 1. PRELIMINARY ENGINEERING STUDIES AND EVALUATION OF EXISTING SYSTEM

      1.1 Preliminary Analysis. PathNet shall complete a detailed analysis of the existing microwave system operated by Incumbent along each Segment set forth in Schedule B and upon completion of such analysis shall deliver the results of such analysis to Incumbent. Such analysis shall include:

            1.1.1 an inventory and survey of Incumbent's existing microwave sites and supporting facilities (the "Existing System Inventory");

            1.1.2 microwave path studies and reliability analysis to provide performance data to serve as the engineering basis for the design of the System (the "Path Studies");

            1.1.3 a preliminary evaluation of the probability of successfully coordinating frequencies on the System (the "Frequency Availability Model");

            1.1.4 a determination of whether structural analysis of towers and loading factors (for metal towers only) is required and, in the event such structural analysis is required, the analysis of Incumbent's towers, including, but not limited to, the wind loading and weight requirements for the proposed antenna systems as well as any feedlines necessary to support the such antenna systems (the "Tower Analysis");

            1.1.5 the design of the System (the "System Design") which System Design conforms with the terms and conditions of Section 3 of this Schedule A;

            1.1.6 a detailed line item budget for the System (the "System Budget");

            1.1.7 a proposed T-1 plan for channelization of the System the ("Channel Plan"); and

            1.1.8 a preliminary construction management schedule for each replacement Segment (the "Preliminary Construction Schedule").

      1.2 Cooperation of Incumbent with Preliminary Analysis. Incumbent shall fully cooperate with PathNet in PathNet's performance of the preliminary analysis set forth in Section 1.1 of this Schedule A, including, but not limited to, providing to PathNet any requested information and documents relating to Incumbent or Incumbent's existing system.

      1.3 Project Drawings. Upon completion of the preliminary engineering studies and analysis and documentation as set forth in Section 1.1 of this Schedule A, PathNet shall deliver to Incumbent the following project drawings:
(i) a System layout drawing, (ii) the rack profiles, (iii) block drawings, and
(iv) equipment wiring drawings (collectively, the "Project Drawings.")

SECTION 2. MODIFICATION TO EXISTING INFRASTRUCTURE

      2.1 Documentation. Upon completion of the preliminary analysis as set forth in Section 1.1 of this Schedule A, PathNet shall prepare and deliver to Incumbent a project management schedule and scope of work (the "Modifications SOW") setting forth a detailed plan to complete all required modifications of Incumbent's existing sites and Facilities necessary for the installation and operation of the new System in accordance with the terms and conditions of this Agreement. Incumbent shall have twenty (20) days to either (i) approve by written notice to PathNet such Modifications SOW or (ii) deliver to PathNet a written list of Incumbent's modifications to the Modifications SOW. PathNet shall review any such modifications and, incorporate any reasonable suggested modifications into the Modifications SOW pursuant to the Specifications and Services provided herein. In the event Incumbent does not notify PathNet in writing within the prescribed time period, PathNet shall assume that Incumbent has granted such approval.

      2.2 Modifications Required. PathNet or its designated subcontractors shall perform all of the modifications set forth in the Modifications SOW. Such modifications shall include the following:

            2.2.1 any required modifications to the towers necessary to conform the towers to the Specifications;

            2.2.2 any required modifications to the battery reserves necessary to conform the battery reserves to the Specifications and the installation of any required generators, in accordance with the Specifications;

            2.2.3 any required modifications to the environmental control systems of the existing shelters necessary to conform such environmental control systems to the Specifications;

            2.2.4 the provision of all necessary D.C. and A.C. power cable engineering for all racks, including, but not limited to, the installation of all necessary conduits required to carry D.C. and A.C. power, terminating cables and alarm cables and the installation of all necessary A.C. distribution and A.C. wiring as required to meet the Specifications;

            2.2.5 the installation of all required new equipment shelters, or modification of existing equipment shelters, to conform to the Specifications;

            2.2.6 the installation of all required liquid petroleum from the existing liquid petroleum tank or source, as the case may be, to the new shelter in accordance with the Specifications;

            2.2.7 any required modifications to the foundation of any of the towers, shelters or sites as set forth in the Tower Analysis;

            2.2.8 any upgrades required to conform the sites and Facilities to local building code provisions and any other regulatory Requirements of Law, including, but not limited to, those related to health and safety;

            2.2.9 the removal of any above or below ground obstructions or materials such as trees and power lines which may affect the performance of the System or other activities contemplated by this Agreement;

            2.2.10 all required fence extensions and replacements;

            2.2.11 any required modifications to the grounding and bonding Systems at each site to conform to the Specifications;

            2.2.12 any required modifications to the pressurizing equipment to conform to the Specifications, including the pressurizing equipment manifolds and dehydrators; and

            2.2.13 any other miscellaneous site work necessary to prepare Incumbent's sites for the installation and operation of the new System.

      2.3 Cooperation by Incumbent. Incumbent shall fully cooperate with PathNet and shall provide PathNet with all required assistance in completion of such obligations in PathNet's performance of its obligations under this Section 2 of this Schedule A.

      2.4 Maintenance of Modifications. Incumbent shall ensure that all modifications performed pursuant to this Section 2 of this Schedule A are maintained in accordance with the Specifications, including, but not limited to, the upgrade or replacement of any equipment and materials described in the Modifications SOW.

      2.5 Choice of Equipment Vendors and Service Providers.

            2.5.1 Engagement. In the event Incumbent engages an equipment vendor or service provider directly in accordance with this Section 2.5 of Schedule A (i) PathNet shall have the right to approve any equipment vendors or service providers, which approval shall not be unreasonably withheld, (ii) all invoices, purchase orders or other bills relating to such equipment or services shall be sent to both PathNet and Incumbent and (iii) Incumbent shall not pay any such invoice, purchase order or bill without the prior approval of PathNet, which approval shall not be unreasonably withheld.

            2.5.2 Approval. Incumbent shall have the right to reasonably approve any Subcontractor engaged to perform the Services set forth in this
      Section 2 of Schedule A.

SECTION 3. DESIGN OF NEW SYSTEM

      3.1 Approval of System Design. Within twenty (20) days after receipt by Incumbent of the System Design from PathNet, Incumbent shall either (i) deliver to PathNet written approval of such System Design or (ii) deliver to PathNet a written list of Incumbent's design modifications. PathNet shall review any such modifications and, incorporate all reasonable modifications into the System Design. PathNet shall, within thirty (30) days of receipt of Incumbent's suggested modifications, deliver a revised System Design to Incumbent. In the event Incumbent fails to deliver to PathNet in writing its approval as set forth above within the prescribed time period, PathNet shall assume that Incumbent has approved such System Design.

      3.2 Modification of System Design. At any time and from time to time, PathNet shall have the right to modify the System Design upon written notice and prior written approval by Incumbent of any material modifications, as new versions of Equipment used in the System may become available from manufacturers or software providers, as Technology is improved and as determined by PathNet in its sole discretion.

      3.3 System Technical Specifications. PathNet shall (i) design the System in accordance with the minimum network performance standards set forth in
Section 3 of this Schedule A, (ii) in each instance where reasonably possible, use the towers, antennas, waveguide, and other system components of Incumbent's existing system in the System Design and (iii) design the System to meet the following technical specifications:

            3.3.1 Radio System Design. The active radio components of the System shall be designed to conform to the Specifications and the manufacturer specifications set forth in Exhibit A-2 to this Schedule A.

            3.3.2 Radio Software Design. The software used to operate the radios shall conform to the Specifications and the manufacturer specifications set forth in Exhibit A-2 to this Schedule A.

            3.3.3 Antenna and Frequency Specifications. The radio communications equipment shall transmit and receive on the frequencies as set forth in the System Design. All antenna reflectors used in the System shall conform to (i) Category A standards as defined by the FCC and (ii) the specifications set forth in any PCN relating to the System, and each high performance antenna shall be fitted with a radome. All antenna mounting hardware shall meet wind and loading requirements for the applicable county and shall substantially conform to EIA-222-F.

            3.3.4 Tower Specifications. All towers shall substantially conform to (i) the EIA/TIA-222-F-1991, Structural Standards for Steel Antenna Towers and Antenna Supporting Structures, 1996, (ii) EIA/222-F Specifications for loading for the appropriate county, and (iii) any other required FCC and FAA rules and regulations.

            3.3.5 Waveguide Specifications. Waveguide used in the System specified for transmission line shall be of a premium grade to ensure minimum return.

            3.3.6 D.C. Power Requirements. The radio components of the System shall be powered by 48 volts DC with at least eight to ten (8-10) hours of battery capability (assuming less than 20 amp loads for Incumbent Equipment), and all necessary chargers, distribution systems and transfer switches for generators as set forth in Exhibit A-3 to this Schedule A.

            3.3.7 A.C. Power Requirements. A.C. electrical power required by the System shall be consistent with local requirements and the usage at each of the sites set forth in Schedule B and shall be 120/240 volt single phase 200 amp service as set forth in Exhibit A-3 to this Schedule A.

            3.3.8 Bonding and Grounding Specifications. The System and all associated electrical components shall be grounded and bonded to current EIA and IEEE specifications.

            3.3.9 Order Wire Specification. Each equipment shelter shall be equipped with an Order Wire and a handset, which will be used as a talk circuit for System operation and maintenance purposes and which will be carried by PathNet as part of the System payload.

            3.3.10 Diagnostic Circuit. Each equipment shelter shall be equipped with a diagnostic circuit that will be used to connect each such shelter and the Equipment housed in such shelter to the Network Management System.

            3.3.11 Multiplexing from OC-3 to DS-1 Level. The System Design shall provide for any required multiplexing of the OC-3 to the DS-1 level at each site using an OC-3 Multiplexer.

            3.3.12 Multiplexing from DS-1 to DS-0 Level. Within thirty (30) days after the date hereof, Incumbent shall deliver to PathNet a Schedule substantially in the form of Exhibit A-4 to this Schedule A setting forth Incumbent's multiplexing requirements. Upon receipt of such Exhibit A-4 to this Schedule A, PathNet will reflect in the System Design the requested multiplexing of the DS-1 to the DS-0 level at each site using a 1/0 Multiplexer subject to limitations in Drop and Insert Capacity between each Switched Mod Section using available Wayside Channels.

            3.3.13 Wayside Channels. Incumbent or PathNet as reflected in the System Design, as determined by PathNet in its sole discretion, shall use the Wayside Channels.

            3.3.14 Spectral Loading Requirements. The System shall meet the then current FCC requirements of spectrum efficiency outlined, 47 C.F.R. 101 and any successor rule or regulation.

            3.3.15 Capacity of System. The System shall be comprised of, at a minimum, 3 DS-3 capability and will have a 1 x n protection switch allowing for upward migration to a minimum of 1 x 7 protection. The capacity of the System may be expanded to a 2 x 14 protection level, using additional spectrum or crossband filters, provided, such Capacity Expansion does not degrade the System below the performance standards set forth in this Section 3 of this Schedule A.

            3.3.16 SONET Architecture. The digital microwave radios used in the System shall operate under a SONET format.

            3.3.17 Shelters Design. A proposed building layout for the new shelters to be constructed and the existing shelters to be modified shall be as set forth in Exhibit A-5 to this Schedule A and shall comply with all applicable local laws, regulations and ordinances.

            3.3.18 Channel Plan. The System shall be designed such that Incumbent and PathNet shall be allocated capacity as set forth in the Channel Plan and Section 7.2.2.

            3.3.19 Interconnections Limitations. The System shall have no more than four (4) Interconnections per LATA. No more than two (2) of such Interconnections shall be to other segments of the PathNet network created from facilities of other Persons and no more than two (2) of such two Interconnections shall be to the PSTN. At each Interconnection site, there shall be no more than two (2) additional antennas used solely for such Interconnection purposes. Interconnections may be by microwave or other media. To the extent PathNet develops spurs, PathNet shall specify the Interconnections at such spurs on Exhibit A-7 to this Schedule A. To the extent Incumbent develops spurs for its own connectivity purposes, Incumbent shall specify the Interconnections at such spurs on Exhibit A-8 to this Schedule A.

            3.3.20 Protection Switching Requirement. Power, radio, and multiplexing equipment shall be redundant with automatic protection switching to minimize Outages as a result of equipment failure.

            3.3.21 Generator Requirements. Generators shall be required at all sites with a history of power outages and all sites that are difficult to access and shall be the type and size, each as set forth in Exhibit A-3 to this Schedule A.

            3.3.22 System Integration. The System shall be integrated into the total PathNet telecommunications network as set forth in the System Design.

            3.3.23 Transmission Line Requirements. One (1) or more transmission lines shall be connected to each antenna and such lines will be anchored firmly to the tower in accordance with the manufacturer's recommendation.

            3.3.24 Equipment Rack Specifications. Each equipment rack shall be firmly anchored to the floor, and the overhead channel iron or the adjacent racks and shall have the dimensions as forth in Exhibit A-5 to this Schedule A.

            3.3.25 Environmental Control of Shelters. Equipment shelters shall be environmentally controlled to standards, between 55(degrees) and 80(degrees) and shall be maintained within the desired humidity range, as set forth in the manufacturer's specifications in Exhibit A-2 to this Schedule A.

            3.3.26 Spurs. The System shall be designed to allow the build-out of spurs set forth on Exhibit A-7 to this Schedule A from the backbone network for PathNet's and Incumbent's own network and internal communications purposes.

            3.3.27 Network Management System. The System Design shall include the Network Management System that complies with the specifications set forth in Section 7.6 of this Schedule A.

            3.3.28 Fuel Tanks and Lines. All liquid petroleum, diesel and natural gas tanks and lines required shall meet all applicable environmental and health and safety standards and Requirements of Law.

            3.3.29 Pressurizing Equipment. The System Design shall include all required pressurizing equipment, manifolds and dehydrators.

      3.4 System Performance Criteria.

            3.4.1 Availability. The System shall be designed to meet or exceed the long haul objective of 99.98% availability on an annual basis for a 4,000 mile system, which is equivalent to a one way system Outage of less than 0.4 seconds, per mile, per year.

            3.4.2 Circuit Acceptance Level. The System shall be designed such that any continuous five hundred (500) mile segment of the System during any consecutive twenty-four hour period shall have no more than one (1) Errored Second, shall have 99.998% Error Free Seconds and shall have no Severely Errored Seconds, measured at the DS-1 level.

SECTION 4. INSTALLATION AND CONSTRUCTION

      4.1 Documentation.

            4.1.1 Project Management Plan, Project Schedule and Cutover Plan. Upon approval of the System Design, PathNet shall deliver to Incumbent (i) a plan of the respective responsibilities of each Party and other related items relating to the construction and installation of the System (the "Project Management Plan"), (ii) a schedule for the installation of the System (the "Project Schedule"), and (iii) a schedule for the cutover of the System (the "Cutover Plan"). Incumbent shall have twenty (20) days to either (i) approve by written notice to PathNet such Project Management Plan, Project Schedule and Cutover Plan or (ii) deliver to PathNet a written list of Incumbent's modifications to such Project Management Plan, Project Schedule and Cutover Plan, as the case may be. PathNet shall review any such suggested modifications and incorporate all of such suggested modifications into the Project Management Plan, Project Schedule and Cutover Plan, respectively. In the event Incumbent does not notify PathNet in writing of its approval or suggested modifications of the Project Management Plan, Project Schedule and Cutover Plan as set forth above within the prescribed time period, PathNet shall assume that Incumbent has granted such approval.

            4.1.2 Installation Reports. After installation has begun and continuing until Commissioning, PathNet shall provide to Incumbent a bi-weekly progress report (each a "Progress Report") setting forth, (i) a description of the work performed during the immediately preceding period,
      (ii) a list of any material deviations from the proposed schedule of work and (iii) an analysis of such deviations with respect to their impact upon the timely deployment of the System.

            4.1.3 Changes to Drawings. In the event that during the process of Installation any of the Project Drawings delivered pursuant to Section 1.3 of this Schedule A require any modifications, PathNet shall make any such modifications to such Project Drawings, shall deliver the revised Project Drawings to Incumbent, and shall place a copy of such revised Project Drawings at each site.

            4.1.4 As-Built Drawings. Upon completion of each phase of installation as set forth in the Project Schedule, PathNet shall deliver to Incumbent an as-built drawing of the System (each an "As-Built Drawing") and shall incorporate the final As-Built Drawing into the appropriate equipment manuals.

      4.2 Installation by PathNet. PathNet or its designated subcontractors shall construct and install the System as set forth below and in accordance with this Schedule A and the documents and schedules prepared and delivered pursuant to this Schedule A.

            4.2.1 Radios. PathNet shall recommend and PathNet or its designated subcontractors the digital radios that meet the Specifications.

            4.2.2 Antennas and Frequencies. PathNet shall recommend and PathNet or its designated subcontractors shall install (i) the antennas that meet the Specifications and (ii) any required antenna mounting hardware to secure such antennas to the towers in accordance with the Specifications.

            4.2.3 Waveguide Bridge and Supports. PathNet shall recommend and PathNet or its designated subcontractors shall install (i) waveguides that meet the

      Specifications, (ii) new waveguide bridges on two faces of the existing towers and (iii) all additional supports required of the waveguide from the tower to termination inside the shelter.

            4.2.4 Bonding and Grounding. PathNet shall recommend and PathNet or its designated subcontractors shall install all required ground kits in accordance with the Specifications, including, but not limited to, waveguide ground kits at the antenna, the bottom of the tower and at the entry port of the shelter, tower anchor grounding kits, and ground wire rings for the shelters.

            4.2.5 Moving Company. During installation of the System, PathNet, or a full service moving and warehousing company hired by PathNet, shall handle the pick up of necessary equipment for temporary warehousing in all required areas at and near the installation sites.

            4.2.6 Order Wire. PathNet shall recommend and PathNet or its designated subcontractors shall install an Order Wire at each site in accordance with the Specifications and shall establish Order Wire connectivity, including, but not limited to, connectivity to all necessary external interfaces.

            4.2.7 OC-3 Multiplexers. PathNet shall recommend and PathNet or its designated subcontractors shall install all required OC-3 Multiplexers to the DS-1 level as set forth in Section 3 of this Schedule A.

            4.2.8 Channel Plan. PathNet or its designated subcontractors shall perform cross-connects of T-1 lines in accordance with the Channel Plan and the Specifications.

            4.2.9 Interconnection Placement. PathNet shall furnish and install connecting facilities from the System to the PSTN, including but not limited to connections to POP's of purchasers of Excess Capacity and PathNet shall furnish and install all cables required to interconnect project equipment within the System.

            4.2.10 Transmission Lines. PathNet shall recommend and PathNet or its designated subcontractors shall (i) furnish and install all required transmission lines on the towers, (ii) route such transmission lines to the equipment racks in the shelters, (iii) connect both ends of such transmission lines and (iv) interface such transmission lines to the radio equipment in accordance with the Specifications.

            4.2.11 Equipment Racks. PathNet shall recommend and PathNet or its designated subcontractors shall install all equipment racks necessary for the Equipment installed by PathNet in accordance with the Specifications.

            4.2.12 Network Management System. PathNet shall recommend and PathNet or its designated subcontractors shall install the Network Management System, including, but not limited to, all required alarms, panels, terminals, software and cables at all appropriate demarcation points in accordance with the Specifications.

            4.2.13 Spurs. PathNet shall recommend and PathNet or its designated subcontractors shall install all of the necessary equipment to build-out PathNet's spurs and Incumbent's spurs (as requested and paid for by Incumbent), each as set forth in Exhibit A-7 to this Schedule A in accordance with the Specifications.

            4.2.14 Deconstruction of Existing System. As required at each site, PathNet or its designated subcontractors shall move Incumbent's existing system to one side, providing space for permanent installation of the new System.

            4.2.15 Pre-Commissioning System. PathNet or its designated subcontractors shall install an "initial" digital System in such a way that it can be operated and tested without interfering with Incumbent's existing system performance.

            4.2.16 Parallel Systems. In order to minimize system downtime, PathNet shall provide parallel operations to the Incumbent's existing analog system with the digital equipment system using new frequencies and antenna configurations.

      4.3 Cooperation During Installation. During installation, Incumbent shall provide all necessary cooperation to PathNet, including, but not limited to, posting at each site any Permits or licenses for building or tower work related to the construction at such site and providing reasonable access to its Facilities as set forth in Section 5.

      4.4 Installation by Incumbent. Incumbent shall furnish and install all required equipment and materials at each point of demarkation to meet Incumbent's internal communication needs, including, but not limited to, furnishing and installing all 1/0 Multiplexers as set forth in Section 3 of this Schedule A and all other interconnection equipment relating to Incumbent's spurs set forth in Exhibit A-8 to this Schedule A.

SECTION 5. PRE-COMMISSIONING TESTING

      5.1 Factory Acceptance Test.

            5.1.1 Tests to be Performed. PathNet shall coordinate all factory acceptance testing on the Equipment. Such factory acceptance testing shall include (i) linking together of all racks in each Switched Mod Section to simulate the System as it will be configured in the field, (ii) testing at the panel terminal and System level for certification and compliance with the Specifications, (iii) connecting the radio bays by coaxial cables through attenuators to simulate "RSL" conditions as encountered in the field, (iv) testing on a path basis to the applicable configuration of the System, (v) testing of all miscellaneous Equipment such as supervisory fault alarm and control and service channel units and (vi) testing the equipment as a System to resolve all interface problems.

            5.1.2 Observing Factory Testing. Incumbent shall have the right, at its own expense, to witness in person the factory testing of the Equipment.

      5.2 Rack Test. PathNet or its designated subcontractors shall perform a rack test once the radio cabinet has been installed.

      5.3 Path Test. PathNet or its designated subcontractors shall perform a path test after each site has been turned up.

      5.4 End-To-End Test. PathNet or its designated subcontractors shall perform an end-to-end test for each Switched Mod Section on the System once all sites have been turned up.

      5.5 Field Test. Once the Equipment is installed and operational, PathNet or its designated subcontractors shall test each path pursuant to the following field tests to ensure performance of the Equipment over the designated path in accordance with the criteria and standards set forth in this Schedule A.

            5.5.1 Radio Hop Test: PathNet or its designated subcontractors shall
      (i) align all digital microwave paths, (ii) measure and record transmitter frequency, (iii) measure and record transmitter power, (iv) calculate and record receiver fade margin, (iv) perform Bit Error Rate checks and (v) record results of such Bit Error Rate checks.

            5.5.2 Digital Multiplex Test: PathNet or its designated subcontractors shall (i) perform standard loop-back tests and (ii) verify the performance of all local alarm points to the DS-1 level.

            5.5.3 System Test: PathNet or its designated subcontractors shall
      (i) perform an end-to-end Bit Error Rate test of the message one radio for a 24-hour period and an end-to-end Bit Error Rate test of the protect radio for 1 hour, (ii) verify equipped channel units through microwave system, (iii) verify performance of Order Wires and Wayside Channels, and
      (iv) verify performance of the alarm points function throughout the System.

      5.6 Site Acceptance Testing. PathNet or its designated subcontractors shall perform all site acceptance tests as recommended by the manufacturers of the Equipment and PathNet shall provide the results of any such site acceptance testing to Incumbent promptly after completion of such testing.

      5.7 Acceptance Procedure. After completion of site acceptance testing as set forth in Section 5.6 of this Schedule A, PathNet shall implement the following acceptance procedure:

            5.7.1 Incumbent shall promptly perform an installation inspection and deliver to PathNet a written list of all material deficiencies from the Specifications to be corrected by PathNet (the "Deficiency List").

            5.7.2 PathNet shall promptly correct such material deficiencies on the Deficiency List and shall, upon completion, certify to Incumbent that such items have been corrected.

            5.7.3 PathNet shall submit to Incumbent all of the test data collected through the performance of the tests set forth in Section 5 of this Schedule A for Incumbent's approval, which approval shall not be unreasonably withheld.

            5.7.4 Incumbent shall deliver to PathNet a Certificate of Acceptance substantially in the form of Exhibit A-9 to this Schedule A.

      5.8 Equipment Required for Pre-Commissioning Testing. PathNet shall furnish all Pre-Commissioning Test Equipment.

SECTION 6. CUTOVER

      6.1 Cutover.

            6.1.1 PathNet Responsibilities. PathNet shall (i) manage the cutover process for the System, (ii) perform such cutover in accordance with the Cutover Plan and (iii) notify Incumbent of the circuit activity that will occur upon Commissioning of each path or Segment and the impact that such activity may have on the Incumbent's existing system. Promptly after each site has been cutover, PathNet shall notify Incumbent of the completion of such cutovers.

            6.1.2 Incumbent Responsibilities. Incumbent shall (i) cooperate and coordinate its cutover of its voice and data circuits with PathNet and the Cutover Plan, (ii) complete its cutover of its voice and data circuits no more than ninety (90) days after Commissioning of each path or Segment by PathNet and (iii) no more than ninety (90) days after cutover by Incumbent of its voice and data systems, remove all unused equipment from Incumbent's sites in compliance with all applicable Requirements of Law.

      6.2 Station Log Books. PathNet shall establish station logs books in accordance with all FCC rules and regulations (each a "Station Log Book") and at Commissioning shall deliver to Incumbent an original of each Station Log Book at Commissioning.

SECTION 7. SYSTEM OPERATION.

      7.1 Increases in Capacity. At any time, and from time to time, PathNet shall have the right, subject to the terms in Section 7.1.2 of this agreement, to increase the capacity of the System beyond the capacity created in the initial build-out; provided, that PathNet fulfills the following conditions before Commissioning any such proposed Capacity Expansion:

            7.1.1 Capacity Expansion Schedule. At least fifteen (15) days prior to any Capacity Expansion, PathNet shall provide to Incumbent a capacity expansion schedule (each, a "Capacity Expansion Schedule") setting forth the amount of capacity to be included in such Capacity Expansion, the specific paths to be expanded, the expansion name (including each path that is affected), and the expected Commissioning of such Capacity Expansion.

            7.1.2 Performance of Capacity Expansion. Prior to the Commissioning of any Capacity Expansion, (i) PathNet shall perform all required testing on such Capacity Expansion to confirm that any such Capacity Expansion will not degrade the System below the Specifications (ii) PathNet shall provide the results of such testing upon receipt of such test results to Incumbent for its review and approval and (iii) PathNet shall obtain from Incumbent a Certificate of Acceptance substantially in the form attached hereto as Exhibit A-9 to this Schedule A with respect to such Capacity Expansion.

            7.1.3 Incumbent's Right to Contest Capacity Expansion. In the event, after receipt of the test results as set forth above, Incumbent reasonably determines that a proposed Capacity Expansion will degrade the System below the Specifications, Incumbent shall have the right to withhold delivery of any Certificate of Acceptance with respect to such Capacity Expansion and shall hire an independent third party approved by PathNet (which approval shall not be unreasonably withheld) to perform additional testing on such Capacity Expansion. In the event such independent third party reports that the proposed Capacity Expansion will not result in the degradation of the System below the Specifications, Incumbent (i) shall promptly deliver to PathNet a Certificate of Acceptance with respect to such proposed Capacity Expansion and (ii) shall pay for the reasonable costs of such independent third party evaluation. In the event that such independent third party reports that the proposed Capacity Expansion will result in the degradation of the System below the Specifications (i) PathNet shall make all required modifications to the System and the proposed Capacity Expansion such that, in the opinion of such independent third party, the proposed Capacity Expansion shall not degrade the System below the Specifications, (ii) upon verification by such independent third party that the proposed Capacity Expansion, as modified by PathNet, shall not degrade the System below the Specifications, Incumbent shall promptly deliver to PathNet a Certificate of Acceptance substantially in the form attached as Exhibit A-9 to this Schedule A with respect to such Capacity Expansion and (iii) PathNet shall pay for the reasonable costs of such independent third party evaluation.

      7.2 Maintenance of System. Within sixty (60) days after the Effective Date, PathNet and Incumbent shall execute and deliver the Maintenance Services Agreement. PathNet shall have the right to supplement at its own expense at any time, and from time to time, any maintenance performed on the System, as determined by PathNet in its sole discretion.

      7.3 Additional Transmission Lines and Antennas. After Commissioning, if the System is expanded pursuant to any Capacity Expansion, PathNet shall have the right to elect to install a second transmission feed line or a third antenna to any tower. In such instance, PathNet shall (i) perform any tower analysis that may be required before the installation of such transmission line or antenna, (ii) furnish and install such additional transmission line and any associated connectors and mounting hardware for securing such transmission line to the towers, (iii) furnish and install such antenna and other devices and equipment associated with such antenna and (iv) perform strengthening to the tower required for such transmission line or third antenna.

      7.4 Additional Order Wires and Diagnostic Circuits. At any time and from time to time, PathNet shall have the right to install additional Order Wires and diagnostic circuits at System sites, which Order Wires and diagnostic circuit may or may not be carried as part of the System payload as determined to be necessary or appropriate by PathNet in its sole discretion.

      7.5 24-Hour Network Monitoring Center. Upon Commissioning and for the period thereafter until the Expiration Date, PathNet shall operate a network monitoring center (the "Network Monitoring Center") twenty-four (24) hours a day, seven (7) days a week, which Network Monitoring Center shall, among other things, handle all problems and trouble reports that may arise and monitor the System as set forth in Section 7.6 of this Schedule A.

      7.6 Network Management System. At all times after Commissioning until the Expiration Date, PathNet shall provide a network management system to be operated at the Network Monitoring Center (the "Network Management System") which Network Management System will (i) manage all network elements within the System (21 SMX or equivalent), (ii) monitor and control the facilities system, the radio system, and the OC-3/DS-1 multiplex system, (iii) collect performance data such as Errored Seconds, Severely Errored Seconds, frame loss and Failed Seconds consistent with the manufacturer's specifications set forth in Exhibit A-2 to this Schedule A, (iv) monitor the shelter environments (including commercial power failure, door alarms, charger failures, low waveguide pressure, air conditioner failure, tower light alarms, generator runs (if any), waveguide dehydrator excessive runs, smoke alarms, high temperature and low temperature), radio equipment, multiplexing equipment, and Incumbent equipment (as reasonably requested by Incumbent) and (v) provide Incumbent with the ability to monitor the System separately from the overall PathNet network.

      7.7 Alarm and Event Logging and Reports. Within thirty (30) days after the end of each calendar quarter, PathNet shall provide to Incumbent a report (each an "Alarm and Event Report") setting forth a log of all alarms and events recorded by the Network Management System.

      7.8 System Outages. Each Party shall use its best efforts to avoid unscheduled System Outages in the performance of each Party's respective rights and obligations under this Agreement.

      7.9 Replacement of Radios. Beginning in the fifteenth (15th) year after Commissioning, PathNet shall begin replacing the radios and radio software relating to the System and shall replace such radios and radio software at an average rate of ten percent (10%) a year for ten (10) years.

      7.10 Network Loops. In the event in the construction of the PathNet network a network loop is created relating to the System, PathNet shall facilitate allowing Incumbent to benefit from the existence of such network loop in the event of a System Outage.

SECTION 8. GENERAL

      8.1 Access to Sites. In addition to any access rights relating to the Facilities set forth in Section 5 of the Agreement, Incumbent shall provide upon the reasonable request of PathNet, access for all construction vehicles, which access may involve the construction by Incumbent of additional roads and paths.

      8.2 Parking at Sites. At the request of PathNet, Incumbent shall provide for vehicular parking at each site at no charge to PathNet for use during the term of this Agreement; provided, however, in the event sites are located in urban areas where vehicles are parked in privately operated lots or garages, PathNet shall be responsible for any and all parking charges at such urban sites.

      8.3 Use of Telecommunications Devices. While visiting Incumbent's sites, Incumbent shall allow PathNet to use existing telephone lines or Order Wires in connection with PathNet's performance of its rights and obligations under this Agreement.

      8.4 Fuel Tanks. Incumbent shall ensure that all liquid petroleum tanks are adequately supplied throughout the term of this Agreement.

      8.5 Retaining of Records. All records and reports required pursuant to this Schedule A, shall be retained by PathNet or Incumbent, as the case may be, for at least five (5) years or any longer period as may be required by law.

      8.6 Work Permits. Incumbent shall obtain all necessary local, state and Federal permits as required to perform all of the services set forth in this Agreement.

      8.7 Hazardous Material.

            8.7.1 Existence of Hazardous Material. Without the written consent of Incumbent as described below, PathNet shall not bring or cause or permit, knowingly or unknowingly, any Hazardous Material to be brought or remain upon, kept, used discharged, leaked or emitted on any of Incumbent's sites or Facilities.

            8.7.2 Compliance with Environmental Laws. In the event that Incumbent allows PathNet to bring Hazardous Materials to Incumbent's sites as set forth in the Environmental Audit, PathNet shall strictly obey and adhere to any and all Federal, state or local laws, ordinances, orders, rules, regulations, codes or any other government restrictions or requirements (including, but not limited to, CERCLA and RCRA) which in any way regulates, governs, or impacts PathNet's possession, use, storage, treatment or disposal of such Hazardous Material.

      8.8 Transportation. PathNet shall provide transportation for all PathNet personnel or Subcontractors to each of Incumbents sites and between such sites in connection with the performance of the Services.

      8.9 Storage. Incumbent shall provide at no charge to PathNet or any vendor providing materials for use in the System, secure and appropriate storage for all equipment and materials to be installed or used for the installation, testing or operation of the System, which storage facilities shall also serve as the drop-ship point for staging all installation equipment used in the System.

      8.10 Unpacking and Trash Removal. PathNet shall (i) unpack all crates and boxes, (ii) remove all trash created by such unpacking from Incumbent's sites and (iii) verify all packing lists. Incumbent shall regularly remove all other trash from its sites and Facilities.

      8.11 Manufacturing and Ordering of Equipment. As the System is installed or upgraded after Commissioning, PathNet shall order all required equipment and materials, including, but not limited to, all required installation materials, from the respective manufacturers in accordance with the timing set forth in the Project Schedule.

      8.12 Ship and Delivery Schedules. At least two (2) weeks prior to receipt of any equipment or materials to be used in the modifications or installation set forth in Section 2 and Section 4 to this Schedule A, respectively, PathNet shall provide to Incumbent detailed ship and delivery schedules relating to such equipment and materials.

      8.13 Electricity. Incumbent shall provide all required electricity for the design, modification, installation, operation and monitoring of the System in accordance with the specifications set forth in Exhibit A-3 to this Schedule A.

                                   EXHIBIT A-1

                                    EQUIPMENT

                      SYSTEM EQUIPMENT, TOWERS AND SHELTERS

Type of Equipment                               Quantity
-----------------                               --------

Towers:                                            0

Buildings:                                        34

Generators:                                       24 (includes 3 portable)

DC Charger Systems:                               40

Battery Plants:                                   40

Antennas:                                        148

Waveguide:                                       35,246 feet

NEC 2000 SONET Radios:                           148 TRR's

NEC 2600 Digital Radios:                           0

OC-3 Multiplexers:                                22 Shelves

CoastCom T1 Multiplex                             45 Shelves

Note: California Microwave Model SST 1 are to be installed at CS-13 and Welcome,
      Minnesota sites. All other radios are NEC 2000.

                                   EXHIBIT A-2

                     MANUFACTURERS SPECIFICATIONS FOR RADIOS

                       NEC OC-3 MULTIPLEXER SPECIFICATIONS

IMT-150

---------------------------------------------------------------------------------------------
                            Power
    Physical:           Requirements:            Interface:                Features:
---------------------------------------------------------------------------------------------
Mounts in a 23-inch    -48 volts DC           High Speed:  OC-3         Software Provisioning
EIA rack               Approximately 125      Optical                   Full Bandwidth Time
Height 11.4 inches     watts (ADM             Low Speed:  OC-1,         Slot Assignment
Width  21.4 inches     configuraton)          STS-1, DS3, or DS1        X.25 Gateway for OSS
Depth 10 inches                                                         DS1 PM Monitoring
                                                                        Capability
---------------------------------------------------------------------------------------------

      NEC 2000 SERIES

Specifications:

Physical:

One cabinet (600 mm wide, 300 mm deep and 2.2 m high) for 4 radio channels (Includes OC-3 interface per channel, space diversity receiver, order wire and wayside DS1 interface, and 1:N switch).

Power Requirements:

-24 or -48 volts DC
Approximately 200 watts per radio channel for a terminal configuration Approximately 150 watts per radio channel direction (1 TRR) for a repeater configuration

Interface:

OC-3

Operating Specifications:

Frequency Band: 5.945 to 6.425 GHz
Modulation: 128 QAM MLCM
Capacity: 155.52 Mb/s plus radio overhead (Wayside DS1, Order Wires, ATPC signals, 1:N commands, monitoring)
Transmit Power at interface to transmit waveguide: +29.7 dBm

System Gain (Waveguide interface to waveguide interface - no ATPC): 101.1 dB

System Gain (Waveguide interface to waveguide interface - with ATPC): 103.1 dB Dispersive Fade Margin (10^-3): 48 dB

FCC Identifier: BSF6P155-S02A
Emission Designator: 30M0D7W

Nec 2600 Series Digital Microwave Radio Specifications

Models Available:

 8 DS-1: 6G13MB
12 DS-1: 6G19MB
16 DS-1: 6G26MB
32 DS-1: 6G52MB

Physical:

One Hot-Standby with Space Diversity receiver (2 TRR) Subsystem is 482 mm (19") Wide by 798.5 mm (31.5") High weighing 75 lbs. A total of two (2) HSB systems for a repeater or a terminal 3:1 multiline system (4 TRR) will fit in a standard 19" by 7' 6" Rack.

Power Requirements:

-24 or -48 volts DC
Approximately 130 watts per HSB radio system (2 TRR)
Approximately 150 watts per HSB radio system for 32 DS-1 model.

System Configuration Options:

The following system configurations are available for 8, 12, 16, or 32 DS-1 capacity systems:
HS/HS=Hot Standby Transmitter and Hot Standby Receiver (2 TR)
HS/SD=Hot Standby Transmitter and Space Diversity Receiver (2 TR)
1+0/SD=Single Transmitter with Space Diversity Receiver (1 TRR)
1+0=Single Transmitter and Single Receiver (1 TR)

Features:

Automatic Transmit Power Control (ATPC)
Can be site configured for a Terminal or Regenerative Repeater with any channel drop and insert capabilities.
Forward Error Correction (FEC)
Decision Feedback Equalizer (DFE) for fading countermeasures.
In-Service capacity upgrades.
Two (2) VF Orderwire channels Per Radio
One (1) Data channel up to 9.6Kbs

Operating Specifications:

Frequency Band: 5.925 to 6.425 Ghz or 6.525 to 6.825 Ghz
Modulation: 128 QAM
Transmit Power at Interface to waveguide: +30 dBm

--------------------------------------------------------------------------------
                         8 DS-1         12 DS-1        16 DS-1       32 DS-1
--------------------------------------------------------------------------------
    System Gain:        106.0 dB       104.0 dB       103.0 dB      100.0 dB
--------------------------------------------------------------------------------
Receiver Threshold:
  (BER 10^-6)           -80.0 dBm      -78.0 dBm      -77.0 dBm     -74.0 dBm
--------------------------------------------------------------------------------
Dispersive Fade
margin: (BER 10^-6)      64.0 dB        63.0 dB        62.0 dB       59.0 dB
--------------------------------------------------------------------------------
Emission Designator:     10MOD7W        50MOD7W        3M7507W       2M50D7W
--------------------------------------------------------------------------------
FCC Identifier:        BSF89N6P52-S  BSF89N6P26-S   BSF89N6P19-S   BSF89N6P7-S
--------------------------------------------------------------------------------

                                   EXHIBIT A-3

               ELECTRICITY AND POWER SPECIFICATIONS OF THE SYSTEM

                             DC POWER SPECIFICATIONS

Site Configuration       Radio         Mux       Chan bank   Incumbent   Site Total   Site Total   Battery Size
                       7:1(Watts)  OC-3(Watts)    (Watts)   Equip(Watts)    WATTS       DC AMPS   10 Hour Reserve

Terminal End      1:3    800          330          250         720         2,100        44 Amps      440 AH
Terminal End      1:7    1,600        770          250         720         3,340        70 Amps      700 AH

Repeater          1:3    1,200        None         250         720         2,170        45 Amps      530 AH
Repeater          1:7    2,400        None         250         720         3,370        70 Amps      700 AH

2 Way Junction    1:3    1,600        125          250         720         2,695        56 Amps      600 AH
2 Way Junction    1:7    3,200        125          250         720         4,295        90 Amps      900 AH

                             AC POWER SPECIFICATIONS

                           DC        Heat & Air                            Total          Total
Site Configuration      Chargers   Conditioning  Lights  Miscellaneous   AC WattsAC  Amps @ 220 VAC

Terminal End Nominal      3,696        3,000        300      1,500          8,496           39
Terminal End Maximum      8,712        6,000      1,600      2,800         19,112           87

Repeater Nominal          3,696        4,500        300      1,500          9,996           45
Repeater Maximum          8,712        9,000      1,600      2,800         22,112          101

2 Way Junction Nominal    4,752        6,000        500      1,800         13,052           59
2 Way Junction Maximum    8,712       12,000      2,000      3,200          2,512          118

Note: All New Shelters are AC equipped for 200 Amps, single phase, 220VAC
Service

                                   EXHIBIT A-4

                         INITIAL INCUMBENT CHANNEL PLAN

                            INITIAL DS-1 REQUIREMENTS

Site Name               DS-1's Wired            DS-1's Equipped
---------               ------------            ---------------

Monchy                     [***]                     [***]
Crow Creek                 [***]                     [***]
CS 1                       [***]                     [***]
Porcupine                  [***]                     [***]
East Fork                  [***]                     [***]
Glasgow                    [***]                     [***]
CS 2                       [***]                     [***]
Hay Creek                  [***]                     [***]
CS 3                       [***]                     [***]
Hardscrabble               [***]                     [***]
CS 4                       [***]                     [***]
Grassy Butte               [***]                     [***]
CS 5                       [***]                     [***]
Ziner Butte                [***]                     [***]
Elm Creek                  [***]                     [***]
CS 6                       [***]                     [***]
Judson                     [***]                     [***]
Mandan                     [***]                     [***]
CS 7                       [***]                     [***]
Linton                     [***]                     [***]
CS 8                       [***]                     [***]
Ashley                     [***]                     [***]
Long Lake                  [***]                     [***]
CS 9                       [***]                     [***]
Aberdeen                   [***]                     [***]
CS 10                      [***]                     [***]
Garden City                [***]                     [***]
Codington                  [***]                     [***]
CS 11                      [***]                     [***]
Brookings                  [***]                     [***]
Lake Shaokatan             [***]                     [***]
Lake Stay                  [***]                     [***]
CS 12                      [***]                     [***]
Jeffers                    [***]                     [***]
CS 13                      [***]                     [***]
Welcome                    [***]                     [***]
East Chain                 [***]                     [***]
Crystal Lake               [***]                     [***]
Ventura                    [***]                     [***]

                                   EXHIBIT A-5

                  EQUIPMENT SHELTERS SPECIFICATIONS AND DESIGN

1. Summary

This "Equipment Shelter Specification" applies to concrete pre-cast, pre-equipped, transportable equipment shelters for use in conjunction with equipment installed by PathNet, Inc. and covers material and workmanship standards. This document is designed to assist the user in defining your specific equipment shelter requirements. The shelter must be designed for the explicit purpose of housing electronic equipment, fiberoptics equipment, measuring devices and other related components, within a controlled environment required for the proper operating conditions for the equipment. The shelter manufacturer must adhere to compliance with all national building codes. All shelters will be assumed to be placed within ten (10) feet of the base of the tower.

2. Foundation

The shelter shall be designed for any of the following foundation types:

o   Pier & Beam
o   Slab
o   Perimeter Beam

3. Shelter Type

The shelter shall be constructed of pre-cast, pre-assembled Portland concrete and shall be manufactured in a controlled environment.

4. Shelter Size

The shelter should conform to the following dimensions unless otherwise noted:

o   One room shelter (no generator) - 12' X 20' OD
o   Two room shelter (equipment room and generator room) - 12' X 28' OD

5. Operating Environment

      5.1. Temperature

      The optimum operating temperature of the equipment to be installed is 75 degrees F (24 degrees C) unless otherwise specified by PathNet.

      5.2. HVAC

      The heating and cooling requirements for a shelter are based upon the outside maximum and minimum temperature expected for the shelter location and the equipment heat output specified by PathNet. Typical heat load values are 12,000 to 18,000 BTU/HR. Design heat loads for specific shelters will be provided by Pathnet. Two wall-mounted air conditioners are required. The units are to be sized so that one unit will maintain an interior temperature of 75 degrees F with the highest exterior temperature expected for shelter location.

6. Hardware

All external hardware will be galvanized or coated to protect against corrosion.

7. Structural

Structural design and manufacturing shall conform to ACI 318-89 requirements.

      7.1. Floor

      The floor section shall be constructed of 8" waffled structural pre-cast concrete. The ribs shall be 2'-0" O.C. transverse and 4'-0" O.C longitudinal. All surfaces shall be smooth. The interior surface shall be covered with 1/8" X 12" X 12" square vinyl floor covering, bonded with a waterproof contact adhesive.

      7.2. Roof

      The roof section shall be constructed of pre-cast concrete with 1/4" per foot drainage slope. The ceiling insulation and finish shall be foamboard insulation with 3/8" vinyl coated board. All joints will be covered by plastic joint or corner trim. The roof section shall provide a 2" overhang on all sides. The roof will be a hip type sloping in 4 directions. It shall be constructed as a cap and should fit over the walls, leaving no exposed roof-to-wall joint.

      7.3. Wall

      The wall section shall be constructed of 4" solid concrete, cast in one piece to minimize joints, with an exposed aggregate exterior finish and capable of withstanding gun fire from a 30.06 at 50 feet. The wall insulation and finish shall be foamboard insulation with 1/2" vinyl coated board. All joints will be covered by plastic joint or corner trim. All floor/wall intersections will be finished with 4" vinyl baseboard. There will be no exposed wall-to-floor joint.

8. Thermal

Standard wall and ceiling thickness shall be 1" foamboard insulation. The calculated system value is R9.6 with 4" thick lightweight concrete walls/roof sections, 1" foamboard insulation covered by 1/2" fiberglass reinforced plastic surfaced board. (Thicker insulation and higher R-values must be specified according to the locality.)

9. Concrete

All sections must be constructed of concrete with a compressive strength of 3000 PSI at 28 days.

      9.1. Cement Type

      Cement used in concrete shall be standard Portland cement conforming to the requirements of the "Standard Specifications for Portland Cement", ASTM Designation C150.

      9.2. Mix

      The mix design shall be 114-118 lbs./cu. ft. structural lightweight concrete using expanded shale or expanded clay aggregate and shall be homogeneous. Seeding of aggregates for exposed aggregate finish is not allowed.

      Water will be free from injurious quantities of oil, alkali, vegetable matter and salt. Non-potable water shall not be used in mixing concrete.

      9.3. Concrete Standards

      Concrete aggregates will conform to one of the following standards:

      o   Specifications for Concrete Aggregates (ASTM Designation:  C33)
      o   Specifications for Lightweight Aggregates for Structural Concrete
      o   (ASTM Designation:  C330)

      9.4. Reinforcement

      Reinforcement bars shall be deformed steel bars conforming to the requirements of the "Specifications for Deformed and Plain Billet-Steel Bars for Concrete Reinforcement," ASTM Designation: A615. Welded smooth wire fabric shall be steel wire fabric conforming to the "Specifications for Welded Steel Wire Fabric for Concrete Reinforcement", ASTM
      Designation:  A185.

10. Sealing

o     The shelter shall be sealed to resist dust and water infiltration.
o     All joints shall be sealed with a compressible resilient sealant.
o     There shall be no exposed roof-to-wall or wall-to-floor joints.
o Exterior surfaces of walls and roof shall be sealed with two (2) coats of Thoroglaze H Sealer, or acceptable equivalent unless otherwise noted.

11. Door

      11.1. Door Construction

      The door shall be 3' X 7' X 3/4", 18 gauge galvanized steel, insulated (minimum R12), primed, painted and installed flush with the door check, door stop, weather stripping, mortise lockset and stainless steel ball bearing hinges.

      11.2. Door Frame

      The doorframe shall be of at least 16 gauge galvanized steel, primed, painted and cast into the wall panel.

      11.3. Door Locks

      All doors shall have a deadbolt locking mechanism with a minimum 1" throw and an anti-pick lock guard.

12. Structural Loading

      12.1. Floor

      A minimum of 140 lbs. per sq. ft. as defined in "Uniform Distributed Load," ASCE 7-88. The battery area should be reinforced to support 5000 lbs. per battery rack. The battery area will be shown on the floor plan.

      12.2. Roof

      A minimum of 50 lbs. per sq. ft. as defined in "Roof Snow Load Specification," ASCE 7-88.

      12.3. Wind

      A minimum of 115 MPH as defined in "Basic Wind Speed Specifications," ASCE 7-88.

      12.4. Earthquake

      Shelters shall be designed for the most stringent earthquake rating conditions as defined in ASCE 7-88, Zone 4.

13. Electrical System

Electrical installation and wiring shall conform to the latest edition of the National Electrical Code (NEC) and shall consist of the following as a minimum:

      13.1. Minimum Requirements

      o   200 Amp, 220 VAC Single Phase Main
      o   200 Amp Manual Transfer Switch
      o   200 Amp Generator Interface
      o Forty (40) Position Breaker Box (With 32 single pole, 20 Amp breakers.)
      o   120/240VAC 3-Wire Arrester With Alarms (65kVA Peak Capacity)
      o   Surface Mounted EMT Conduit
      o   Grounded Duplex Outlets (One every 4 ft. on 3 walls.)
      o Four (4) Fluorescent Lights (2 bulb fixtures with inside switch mounted by door.)
      o   Incandescent Porch Light (With 0-30 minute timer)

      13.2. Surge

      Arresters An interior-mounted surge arrester is designed to protect against transients caused by lightning or power switching surges. Primary arresters protect the building's electrical components and are automatically restored following activation due to a surge. It should be installed across the main breaker on the line side unless otherwise specified by PathNet. Secondary arresters protect individual branch circuits. Visual inspection is required to determine whether the arrester must be replaced following a surge.

14. Grounding

A halo ground system should consist of at least a #2 AWG green insulated stranded copper wire mounted around the perimeter of the interior wall just below the ceiling. A 1/4" X 4" X 24" copper ground bar should be located externally just below each waveguide entry plate. A #2 AWG green insulated copper jumper should be used to bond the ground bar to the exterior halo ring. Bonding on either interior or exterior grounding systems will be clean of dirt and corrosion and applied with non-oxidizing grease.

      14.1. Interior Halo Grounding

      All cable ladder, racks, lights, equipment and exterior ground are to be bonded to an interior halo grounding system.

      The following items are required for halo grounding:

      o   #2 Green Insulated Stranded Copper Halo
      o   One (1) Master Ground Bar 1/4" X 4" X 24"
      o   Four (4) #2 Tinned Solid Copper Drops with 10' Pigtails
      o   Eight (8) #2 Green Insulated Stranded Copper Equipment Ground Drops

      14.2. External Ground System

      An exterior halo ring is required and will be bonded to the interior halo grounding system with 8' pigtails listed above.

      14.3. Conduit Grounding

      All conduit, conduit couplings, light fixtures, junction boxes and service equipment shall be grounded with mechanical clamps to electrically bond the conduit. The bonding wire will be a minimum #10 AWG green insulated copper wire for all except light fixtures. The minimum for light fixtures is #12 AWG green insulated copper wire.

15. Waveguide Entrance

The shelter will have two 8 port waveguide entry panels and two blank panels located on opposite walls. Two waveguide entry panels will be installed on one wall and two blank panels mounted on the opposite wall. PathNet will define the location of the waveguide entry panels. Each waveguide port shall have a minimum interior diameter of 4 inches.

16. Alarms

The shelter will have general housekeeping alarms wired to a central location associated with the following:

o   Door Open
o   Smoke Detection
o   AC Electrical Fail (sense before manual or automatic transfer switch)
o   Surge Protector Fail
o   Air-conditioning Fail
o   High Temperature
o   Low Temperature

o   Charger Fail
o   Breaker Alarm
o   Fuse Alarm
o   Low Waveguide pressure
o   Dehydrator excess run alarm
o   Generator Fail
o   Generator Run

                                   EXHIBIT A-6

      GROUNDING AND LIGHTNING PROTECTION GUIDELINES AND SPECIFICATIONS FOR
                             COMMUNICATIONS SHELTERS

Preface

An effective ground system for a communications equipment shelter is necessary to ensure protection of personnel and equipment when a fault occurs. The ground system limits excessive voltages from various electrical conditions such as lightning and utility switching, and contributes to superior performance of the electronic equipment by reducing noise induction.

1. Grounding Introduction

Communications equipment shelters are subject to electrical noise and high-voltage surges. These transients occur predominantly in the common mode (line to ground), and are typically caused by lightning or power switching.

      1.1. Lightning

      When lightning induced surges appear at the point of connection to a building (the service entrance), a high common mode potential is generated between the current carrying conductors and ground. This potential produces a flow of current that seeks a path to earth to complete the circuit.

      Lightning can easily induce a 3000-ampere transient into a power line. When this transient reaches a building, the building ground at the service entrance can rise to 60,000 volts (assuming a building earth resistance of 20 ohms). The reference potential for ground in the rest of the building would rise proportionately.

      In order to protect the building against these high voltage surges, it is important to establish a low resistance earth ground at the service entrance. The National Electrical Code (Article 250, Part 4) specifies that the grounding at a building's service entrance should have a resistance to ground of 25 ohms or less. The IEEE Green Book (Recommended Practice for Grounding, ANSI/IEEE Standard 142-1982) recommends that the ground resistance be less than 5 ohms. If the building contains highly sensitive electronic communications equipment, a ground resistance of 5 ohms or less is recommended if this value can be practically achieved with the given site conditions.

      1.2. Types of Grounding

      There are two major types of grounding that should be considered when designing an electrical system: power distribution system grounding and telecommunications equipment grounding.

            1.2.1. Power Distribution System Grounding

            The power distribution system pertains to the incoming AC service, service entrance equipment, power panels, and electrical conductors providing the power to various electrical/mechanical equipment. Grounding of the power distribution system is essential to:

            o     protect occupants from exposure to dangerous shock voltage
            o     provide a path for ground fault current
            o     limit excessive voltages due to lightning or utility switching

            Typical grounding components for the power distribution system include:

            o     grounding electrode at the service entrance
            o     ground bus in the power panel
            o ground lugs in the other service entrance equipment such as the safety disconnect or transfer switch
            o third wire grounding conductor for all the electrical equipment
            o     lightning and surge arresters.

            1.2.2. Telecommunications Equipment Grounding

            Electronic equipment such as radio systems, telephone switches, battery chargers and rectifiers, uninterrupted power supply (UPS) equipment, and any other equipment that encloses or is adjacent to energized conductors require additional grounding. This sensitive electronic equipment must be protected from the following:

            o     excessive transients caused by lightning or utility switching
            o     degraded performance due to electromagnetic noise

            Equipment grounding frequently utilizes a ground ring encircling the interior of the shelter (halo ground ring). Ground lugs attached to the various equipment housings and racks are connected to the ground ring. Ground bars at the waveguide entry and at each section of the cable ladder are also tied to the ground ring. Multiple external drops connect the internal ground ring to the exterior site ground ring.

2. Grounding Practices

      2.1. The Grounding Conductor

      In order to reduce inductance and surge voltages in a power distribution system, a ground path for protected devices should be provided. One method is to rely upon the conduit system to carry these transient currents. This is allowed by the National Electrical Code in Article 250-91 (b). The best method, however, is to include an extra conductor in the same conduit or raceway as the current carrying conductor. The grounding conductor should extend to the ground connection in the service entrance equipment.

      2.2. Equipment Ground Wires

      When lightning strikes, it takes the path of least impedance (resistance and inductance). Cable bends increase inductance. Therefore, equipment ground wires should be large, and run straight for minimum inductance and voltage drop. The recommended bending radius is 6" when bends are unavoidable. Equipment ground wires should be separated from all other conductors, and should not be run through metal conduit unless the conduit and ground wires are bonded at both ends.

      2.3. Bonding

      Even when the ground to earth connection's impedance of the service entrance is minimized and grounding conductors are used in the feeder and branch circuits, high transient voltages can still occur in the power distribution system as a result of utility power switching. An effective method of limiting this noise (especially common mode voltage differentials) is to bond all the equipment ground wires to a halo ground system that is connected to the site ground system and power distribution system ground.

      Bonding is the connection of all potential ground conductors (including racks, frames, cable ladder, conduits, metal enclosures, and exposed metallic members of the building structure) to each other. Bonding does not eliminate voltage drops since transient currents will continue to take the path of least inductance. However, the current is sufficiently distributed throughout the bonded system to reduce the voltage gradients in any area to levels that prevent personal injury or equipment damage.

      Proper bonding procedures produce cross connections of all equipment and structures. It provides many paths to ground from any one point. Since the bonded ground network does not form a part of the normal electrical power path, multiple inductive loops are not a concern. Only transient or fault currents can flow in the ground network.

      In addition to preventing the development of voltage gradients, cross connection reduces the system's susceptibility to high frequency noise. Since all conductors have some impedance, resonance will occur at some frequencies. At those frequencies, the impedance of the grounding conductor may be very high, and allow noise currents to develop increased voltage drops. By bonding the ground network, however, there may be other conductors nearby that are not resonating, and a low impedance path for the noise signal can be maintained.

      2.4. Faraday Cage

      A Faraday cage provides an EMI shield to further reduce noise. The cage usually consists of multiple conductors in a box like configuration. A halo ground system with multiple down conductors can act as a quasi Faraday cage, and give some low frequency shielding.

      When lightning hits the tower, the tower will pass the current to ground and radiate RF energy. A Faraday cage can reduce this energy by adding distance (as seen by the magnetic field) between the tower and the equipment shelter. The steel reinforcing in the concrete shelter walls can form a highly effective Faraday cage if bonded to the grounding system. The amount of shielding depends on the size and spacing of the welded wire fabric. Additionally, all rebar must be bonded together.

      2.5. Site Ground System

      When a tower is struck by lightning, equipotential voltage rings form around the tower until the energy is diffused into the surrounding ground soil via the grounding system.

      The tower ground ring will disperse the energy away from the tower base or guy wires. The ground rods will transfer the energy deeper into more conductive soil layers. This is important to keep lightning surges out of the equipment shelter. Unless the energy is properly dispersed into the soil, the voltage will build up in the tower, and attempt to go to another, less desirable path.

      The equipment shelter is protected by a perimeter ground system that forms an equipotential plane. Also, ground rods should be driven into the soil at the following points:

      o   each corner of the shelter
      o   the service entrance
      o   the waveguide entry port
      o   each external halo ground drop
      o   every 10' (or less) along the exterior ground ring

      The shelter ground ring system should have a connection to the tower ground system just below the coaxial cable runs. A second connection between the two ground systems should be installed for redundancy. All metal work (waveguide bridge and supporting posts) should be bonded to the ring/radial ground system.

      2.6. Grounding System Performance Check

      Test the original installation periodically to determine whether resistance is remaining constant or is increasing. An increase in resistance can be caused by several factors.

      In lower conductive soils, high electric fields can develop at the ends of the ground rods, which can cause arcing in the soil. This arcing can cause glassification around the rods, beginning at the tip, and working its way upward. This glassification of the silica in the soil acts as an insulator, severely impairing the grounding characteristics of the rod. If resistance increases over time to an undesirable level, reduce the resistance by adding electrodes or chemically treating the soil to increase moisture content.

3.    Computing Resistance to Ground

      3.1. Resistance to Earth

      The resistance of a grounding electrode is dependent on the:

      o   resistance of the electrode,
      o   contact resistance between the electrode and the soil, and
      o resistance of the soil from the electrode surface outward as described by the geometry set up by the flow of current from the electrode to infinite earth.

      The first two resistances are negligible, and can be disregarded. The third resistance is larger and must be considered.

      Around a ground rod this resistance is the sum of the series resistances of virtual shells of earth, located progressively outward from the rod. The shell nearest the rod has the smallest circumferential area or cross section, so it has the highest resistance. Each successive shell has progressively larger areas, and thus, progressively lower resistances. For an 8-foot ground rod, the incremental increase in resistance decreases to nearly zero when the rods are spaced 16 feet apart. Therefore, when using multiple ground rods, the optimal spacing between rods should be double the length of the rod.

      3.2. Resistance Calculations

      When computing resistance to ground, treat the tower grounding and the shelter grounding as two separate systems. Within each of these two systems are two subsystems. The shelter has a grounding ring and the grounding rods. The tower has a grounding ring, grounding rods, and occasionally, grounding radials.

      The IEEE Green Book provides several formulas for calculating the resistance to ground for several different systems.

4. Typical Grounding Configurations

Several options are available when deciding on a ground system for a communication shelter, depending upon the soil conditions and thunderstorm activity of a particular site. The U.S. Weather Bureau publishes an isoplethic map of the United States showing the average number of days each year on which thunderstorms occur. Any area with an isoplethic level above 90 should be considered a high-risk area, and serious consideration should be given to providing a more stringent grounding system.

      4.1. Ground Bar System

      In shelters where very little lightning protection is needed, a simple ground bar system can be used. A system of this type would consist of a single copper ground bar located under the waveguide port, telephone entry, or both, with an external drop to be connected to the external ground system. Transmission lines should be grounded to this ground bar.

      4.2. Halo Ground System

      PathNet shelters will use a halo ground system. This system includes a #2 AWG copper wire completely encircling the equipment room. The halo is located 3 to 6 inches below the ceiling. External drops are located at each corner of the shelter. Wall penetrations should be angled at 45 degrees to minimize bending.

      4.3. External Ground System

      The external ground system for all shelters consists of ground rods placed at each corner of the shelter and 10' intervals along the ground ring, below the waveguide entry, and at the AC service entrance. The rods should be exothermically welded to a perimeter ground ring of #2 AWG solid tinned copper wire. (Tinned copper is recommended to reduce corrosion of the wire). The wire should be buried below the frost line (minimum 30", deep per NEC Sec 250-8(d)), and at least 24", away (measured horizontally) from the foundation. The ground ring should be bonded to the tower ground system at two locations, to the externally mounted ground bars under the waveguide ports and to the AC service ground as close as possible to the service entrance.

5. General Specifications

This section covers grounding and lightning protection of pre-cast, pre-equipped, and transportable equipment shelters. It establishes minimum standards for grounding of all PathNet Equipment Shelters, and provides standards for additional customer grounding options.

      5.1. General Guidelines

            5.1.1 Workmanship

            Equipment grounding wire conductor runs will be as short and straight as possible. All equipment and bonding grounding conductors will have radii bends 6" or greater.

            5.1.2. Design

            Where possible, the AC service entrance, waveguide entry port, and telephone line entry will all be located in close proximity to each other, and their associated grounding systems will be bonded together.

            5.1.3. Connections

            Unless specified otherwise, minimum connection requirements will be of the mechanical type made with a crimp type connector. A one hole copper ground lug will be used for equipment connections. An oxidizing preventative compound will be applied to all mechanical connections, and paint will be removed as necessary to insure positive bonding of all grounded equipment.

            All external, buried connections will be of the exothermically welded type. These include, but are not limited to, halo drops to ground rod, buried ground ring to ground rod, halo drops to ground ring, service entrance ground to ground rod.

            5.1.4. Wire

            All equipment grounds will be #6 AWG. Circuit grounding conductors will be no more than two wire sizes smaller than the current carrying conductors of the same circuit (minimum #12 AWG). All external ground wire, including but not limited to the external ground ring and external halo drops, will be #2 AWG solid tinned copper.

      5.2. Interior Grounding

            5.2.1. Halo Ground

            The halo ground will consist of a minimum #2 AWG wire located 3" to 12", below the finished ceiling, and will completely encircle the equipment room. The wire will be green insulated stranded copper, bare stranded copper, or bare tinned solid copper. Each corner of the equipment room will have an omni-directional drop to the floor of the same wire size and type as the halo ring. Connection of these drops to the halo will be at least the defined minimum (see Section 5.1.3). If solid tinned wire is used, the drop will be one continuous wire that is long enough to extend 8 feet beyond the exterior of the shelter. If insulated wire is used, the drop will extend to the floor, and then be connected in the same manner as the halo, to an 8 foot length of solid tinned wire of the same size. The exterior penetrations will be at 45 degree angles (to minimize ground drop bend radii) and approximately one (1) inch in diameter.

            5.2.2. Waveguide Entry Ground Bar

            There will be a 1/4" x 4" x 20" (minimum) copper ground bar located outside the shelter approximately 6" below the waveguide entry plate (NEC Sec 800-33). This bar will be connected to the exterior ground ring exothermic weld. The grounding conductor will be of the same size and type as the halo ring.

            5.2.3. AC Service

            The AC service ground conductor will be bonded to the ground rod located at the service entrance. Ground lugs provided in all service entrance equipment will be bonded to the service ground conductor. The system ground and neutral will be bonded at one location, as close as practicable to the service entrance. All service grounding shall conform to Article 250 of the National Electrical Code.

            5.2.4. Primary Surge Arrester

            There will be a surge protective device applied at the first piece of service equipment inside the equipment shelter. This device will be considered the primary surge protector. Conductors connecting the surge protective device will be as short as possible, and will contain no sharp bends or loops.

            The operating characteristics of the primary surge arrester will coordinate with the equipment surge withstand voltage capabilities. The surge arrester should be capable of suppressing up to 65kVA, be self restoring after operation, and may be equipped with a failure alarm over current protective device and visual status indicators.

            5.2.5. Cable Ladder

            Cable ladder assemblies will be bonded to the halo ring with a #6 AWG or larger ground conductor. All cable ladder splices and junctions will be bonded on at least one side with a #6 AWG or larger conductor, and use grounding clips suitable for the purpose. Paint will be removed as necessary for an electrically sound connection.

            5.2.6. Conduit Grounding

            Each conduit discontinuity, including but not limited to conduit couplings, junction boxes, light fixtures, and service equipment, will be provided with ground clamps to electrically bond the conduit. The bonding wire will be green insulated #6 AWG or larger.

            5.2.7. Tower Light Controller Penetration

            There will be a 1-1/2" penetration cast in place near the waveguide entry port to allow for connection of the tower light controller. The penetration will be lined with a 1" PVC running thread to provide isolation between the interior and exterior conduit. The running thread will be connected to interior and waterproof exterior 6" x 6" junction boxes.

      5.3. Exterior Grounding

            5.3.1. Ground Rods

            There will be driven ground rods located at each corner of the building, and at the AC service entrance and waveguide entry port. These rods will be made of copper clad high strength steel with minimum dimensions of 5/8" x 8'. The rods will be located at least 24" from the edge of the foundations, and driven such that the top of the rod is below the frost line of the installation site. The rods will be exothermically welded to the external halo drops.

            5.3.2. Ground Ring

            There will be a buried horizontal wire completely encircling the equipment shelter. This wire will be solid tinned copper wire of #2 AWG or larger. The ground ring will not be closer than 24" from the shelter foundations, and will be exothermically welded to each ground rod. The ring will be buried 30" below grade or below the frost line of the installation, whichever is greater.

            The ground ring will be connected to the tower ground system from the ground rod located at the waveguide port to the nearest ground rod of the tower system. A second connection will be made from a rod at a corner of the shelter to an alternate rod of the tower. These connections will be made with a #2 AWG wire, or a wire of the same size as the tower ground ring, whichever is larger.

            5.3.3. Testing

            The external ground system will be tested after installation, and its resistance to earth ground will be less than 5 ohms. It is recommended that tests be performed twice a year to insure ground system integrity.

            Biddle Instruments Model DET2/2 Digital Ground Tester, or equivalent, will be used for testing and all manufacturers' instructions will be followed.

                                   EXHIBIT A-7

                        NETWORK INTERCONNECTIONS SCHEDULE

SYSTEM SITE CODE       OTHER SYSTEM SITE CODE        HEIGHT      AZIMUTH
----------------       ----------------------        ------      -------

                                   EXHIBIT A-8

                                  SYSTEM SPURS

PATHNET SPURS

            The System shall contain the following spurs, which shall be installed and operated for PathNet's network purposes:

Facility                Name              Latitude             Longitude
--------                ----              --------             ---------

Hardscrabble, ND        48-03-36          103-59-58            Fox Creek, MT
                                                               (future WTCI)

Judson, ND              46-48-17          101-13-45            Bismark, ND

Glasgow, MT             48-11-03          106-35-49            (future B/N)

SPURS

      The System shall contain the following Northern Border Pipeline spurs, which shall be engineered, furnished, installed, and operated for Northern Border Pipeline's internal communications requirements:

Facility Name           Latitude          Longitude         Spur to:
-------------           --------          ---------         --------

Porcupine, MT           48-33-27          106-02-42         East Fork

East Fork, MT           48-21-53          106-19-48         Glasgow, MT

Judson, ND              46-48-17          101-13-47         Mandan, ND

CS 11, SD               44-39-53          96-45-05          Brookings, SD

CS 13, MN               43-45-37          94-45-05          Welcome, MN

                                   EXHIBIT A-9

                        FORM OF CERTIFICATE OF ACCEPTANCE

      The undersigned, ___________________, who is ______________________ of
_________________, a ___________ [partnership/corporation] ("Incumbent") hereby certifies as follows:

      1. Incumbent has received from PathNet, Inc., a Delaware corporation ("PathNet") the results of all acceptance testing performed pursuant to Section 5 of Schedule A of the Fixed Point Microwave Services Agreement between PathNet and Incumbent (the "FPM Agreement").

      2. Incumbent has reviewed the results of such acceptance testing and hereby acknowledges that the System (as defined in the FPM Agreement), as tested and to be maintained by Incumbent, performs in accordance the Specifications, as set forth in the FPM Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Acceptance as of the ___ day of ______, 199__.


                                          -----------------------------

                                   SCHEDULE B

                                   THE SYSTEM

1. System

      The System extends from Port of Morgan, Montana to near the terminus of Incumbent's system in Illinois with Facilities at the sites listed below.

2. Segment A

      Incumbent Segment A extends from Port of Morgan, Montana to Ventura, Iowa, with Facilities at the sites listed below.

FACILITY NAME                         LATITUDE                 LONGITUDE
-------------                         --------                 ---------

Monchy, MT                            48-59-59                 107-32-36
Crow Creek, MT                        48-58-23                 107-14-12
CS1, MT                               48-37-44                 106-40-44
Porcupine, MT                         48-33-27                 106-02-42
East Fork, MT                         58-21-53                 106-19-48
Glasgow, MT                           48-11-03                 106-35-49
CS2, MT                               48-25-03                 105-32-06
Hay Creek, MT                         48-23-03                 104-54-30
CS3, MT                               48-12-47                 104-23-59
Hardscrabble, ND                      48-03-36                 103-59-58
CS4, ND                               47-46-14                 103-30-00
Grassy Butte, ND                      47-23-35                 103-11-47
CS5, ND                               47-15-14                 102-43-04
Ziner Butte, ND                       47-13-10                 102-07-26
Elm Creek, ND                         46-59-00                 101-57-49
CS6, ND                               46-49-16                 101-45-22
Judson, ND                            46-48-17                 101-13-47
Mandan, ND                            46-51-54                 101-09-17
CS7, ND                               46-30-55                 100-48-03
Linton, ND                            46-16-59                 100-12-01
CS8, ND                               46-03-58                  99-37-11
Ashley, ND                            45-59-28                  99-11-53
Long Lake, SD                         45-47-13                  99-11-53
CS9, SD                               45-31-55                  98-47-04
Aberdeen, SD                          45-19-45                  98-21-59
CS10, SD                              45-03-58                  97-31-58
Garden City, SD                       44-56-23                  97-31-58

Codington, SD                         44-49-09                  97-11-50
CS11, SD                              44-39-53                  96-48-30
Brookings, SD                         44-19-29                  96-47-57
Lake Shaokatan, MN                    44-24-48                  96-28-03
Lake Stay, MN                         44-21-54                  96-08-27
CS12, MN                              44-14-05                  95-46-26
Jeffers, MN                           44-01-54                  95-14-21
CS13, MN                              43-45-37                  94-27-03
Welcome, MN                           43-40-24                  94-35-28
East Chain, MN                        43-30-42                  94-27-03
Crystal Lake, IA                      43-15-12                  93-46-18
Ventura, IA                           43-06-47                  93-31-22

3. Segment B

      Incumbent Segment B extends from Ventura, Iowa to near the terminus of Incumbent's system in Illinois, with Facilities at the sites listed below.

FACILITY NAME                       LATITUDE                 LONGITUDE
-------------                       --------                 ---------

                                   SCHEDULE C

                          ESTIMATED AND OPERATING COSTS

SECTION 1. INCUMBENT ITEMS AND ESTIMATED COSTS

      A. Segment A

The Incumbent Estimated Costs and Items are set forth in Exhibit C-1.

      B. Segment B

      The Incumbent Estimated Costs shall be developed and approved by the parties and shall be set forth in detail in an Amended Exhibit C-1.

SECTION 2. INCUMBENT OPERATING AND ADMINISRATION COSTS

      1.    [***]

      2.    [***]

      3.    [***]

      4.    [***]

      5.    [***]

      6.    [***]

      7.    [***]

      8.    [***]

      9.    [***]

      10.   [***]

      11.   [***]

      12.   [***]

      13.   [***]

      14.   [***]

      15.   [***]

      16.   [***]

      17.   [***]

      18.   [***]

      19.   [***]

      20.   [***]

      21.   [***]

      22.   [***]

      23.   [***]

      24.   [***]

            [***]

      25.   [***]

      26.   [***]

      27.   [***]

      28    [***]

      30.   [***]

SECTION 3. PATHNET ADMINISTRATION AND OPERATING COSTS

      1.    [***]

      2.    [***]

      3.    [***]

      4.    [***]

      5.    [***]

      6.    [***]

      7.    [***]

      8.    [***]

      9.    [***]

      10.   [***]

      11.   [***]

      12.   [***]

      13.   [***]

      14.   [***]

      15.   [***]

      16.   [***]

      17.   [***]

      18.   [***]

      19.   [***]

      20.   [***]

      21.   [***]

      22.   [***]

            [***]

      23.   [***]

      24.   [***]

      25.   [***]

      26.   [***]

      27.   [***]

      28.   [***]

      29.   [***]

      30.   [***]

      31.   [***]

      32.   [***]

      33.   [***]

      34.   [***]

      35.   [***]

      36.   [***]

      37.   [***]

      38.   [***]

      39.   [***]

      40.   [***]

                                   EXHIBIT C-1

                       INCUMBENT ESTIMATED COSTS AND ITEMS

                                   CROW                              EAST
                      MONCHY      CREEK       CS 1   PORCUPINE       FORK
                      ------      -----       ----   ---------       ----
                                                     3 Way Jct  Spur-rptr

PCN Coordination:     [***]      [***]      [***]     [***]        [***]
Site Survey:          [***]      [***]      [***]     [***]        [***]
PLEM ENG:             [***]      [***]      [***]     [***]        [***]

Site Clearing/Level:
Fence & Gate
Mods:                            [***]                [***]
Road Const/Repair:
SITE WORK:            [***]      [***]      [***]     [***]        [***]

Tower Analysis:       [***]      [***]      [***]     [***]        [***]
Tower Strength
Material:             [***]      [***]      [***]     [***]        [***]
Tower Labor:          [***]      [***]      [***]     [***]        [***]
Waveguide
Bridge:                          [***]      [***]     [***]        [***]
Tower Ground:
TOWERS:               [***]      [***]      [***]     [***]        [***]

Exist Bldg. Mods:                                                  [***]
New Building:         [***]      [***]      [***]     [***]
New Bldg
Delivery:             [***]      [***]      [***]     [***]
New Bldg
Fondation:            [***]      [***]      [***]     [***]
Building Ground:      [***]      [***]      [***]     [***]
AC Power :            [***]      [***]      [***]     [***]
BUILDINGS:            [***]      [***]      [***]     [***]        [***]

15KW
25KW                  [***]      [***]                [***]
35KW
Transfer Panel:
Install & Test
Labor:               [***]      [***]                [***]
GENERATORS:          [***]      [***]      [***]     [***]        [***]

Chargers:            [***]      [***]      [***]     [***]        [***]
Batterys:            [***]      [***]      [***]     [***]        [***]
Power
Board/Panel:         [***]      [***]      [***]     [***]        [***]
Install & Test
Labor:               [***]      [***]      [***]     [***]        [***]
D.C. PLANT:          [***]      [***]      [***]     [***]        [***]

                                   CROW                              EAST
                      MONCHY      CREEK       CS 1   PORCUPINE       FORK
                      ------      -----       ----   ---------       ----
                                                     3 Way Jct  Spur-rptr
Antenna
Material:           [***]      [***]      [***]     [***]        [***]
Install & Align
Labor:              [***]      [***]      [***]     [***]        [***]
ANTENNAS:           [***]      [***]      [***]     [***]        [***]

Waveguide
Material:           [***]      [***]      [***]     [***]        [***]
Install & Test
Labor:              [***]      [***]      [***]     [***]        [***]
WAVEGUIDE:          [***]      [***]      [***]     [***]        [***]

1:1 Terminal: &
2Way                [***]      [***]      [***]     [***]        [***]
1:1 Repeater:
OAM&P Software/LT
Maint Kit:
Radio Spares:
Install:            [***]      [***]      [***]     [***]        [***]
Test & Turnup:      [***]      [***]      [***]     [***]        [***]
RADIOS:             [***]      [***]      [***]     [***]        [***]

OC-3 to 56 DS-1:    [***]
OC-3 to 28 DS-1:                                    [***]
ADM 8 DS-1
OC-3 Spares:
Install:            [***]                           [***]
Test & Turnup:      [***]                           [***]
OC3 MULTIPLEX:      [***]      [***]      [***]     [***]        [***]

Channel Bank:       [***]      [***]      [***]     [***]
DS-1 MUX
I/O DAX:
Install:            [***]      [***]      [***]     [***]
Test & Turnup:      [***]      [***]      [***]     [***]
C/B MUX/ DAX:       [***]      [***]      [***]     [***]        [***]

FREIGHT:            [***]      [***]      [***]     [***]        [***]

SALES TAXES :       [***]      [***]      [***]     [***]        [***]

Path
Engineering:        [***]      [***]      [***]     [***]        [***]
System
Engineering:        [***]      [***]      [***]     [***]        [***]
Project
Engineering:        [***]      [***]      [***]     [***]        [***]
PATHNET ENG:        [***]      [***]      [***]     [***]        [***]

PROJECT TOTAL:      [***]      [***]      [***]     [***]        [***]

                                               HAY                   HARD
                     GLASGOW       CS 2      CREEK        CS 3   SCRABBLE
                     -------       ----      -----        ----   --------
                   Spur-term

PCN Coordination:       [***]      [***]      [***]       [***]      [***]
Site Survey:            [***]      [***]      [***]       [***]      [***]
PLEM ENG:               [***]      [***]      [***]       [***]      [***]

Site Clearing/Level:
Fence & Gate
Mods:                                        [***]                 [***]
Road Const/Repair:
SITE WORK:             [***]      [***]      [***]       [***]      [***]
Tower Analysis:        [***]      [***]      [***]       [***]      [***]
Tower Strength
Material:              [***]      [***]      [***]       [***]      [***]
Tower Labor:           [***]      [***]      [***]       [***]      [***]
Waveguide
Bridge:                           [***]      [***]       [***]      [***]
Tower Ground:
TOWERS:                [***]      [***]      [***]       [***]      [***]

Exist Bldg. Mods:      [***]
New Building:                     [***]      [***]       [***]      [***]
New Bldg
Delivery:                         [***]      [***]       [***]      [***]
New Bldg
Fondation:                        [***]      [***]       [***]      [***]
Building Ground:                  [***]      [***]       [***]      [***]
AC Power :                        [***]      [***]       [***]      [***]
BUILDINGS:             [***]      [***]      [***]       [***]      [***]
15KW
25KW                   [***]                 [***]                  [***]
35KW
Transfer Panel:
Install & Test
Labor:                                       [***]                  [***]
GENERATORS:            [***]      [***]      [***]       [***]      [***]
Chargers:                         [***]      [***]       [***]      [***]
Batterys:                         [***]      [***]       [***]      [***]
Power
Board/Panel:           [***]      [***]      [***]       [***]      [***]
Install & Test
Labor:                            [***]      [***]       [***]      [***]
D.C. PLANT:            [***]      [***]      [***]       [***]      [***]

                                               HAY                   HARD
                     GLASGOW       CS 2      CREEK        CS 3   SCRABBLE
                     -------       ----      -----        ----   --------
                   Spur-term
Antenna
Material:              [***]      [***]      [***]       [***]      [***]
Install & Align
Labor:                 [***]      [***]      [***]       [***]      [***]
ANTENNAS:              [***]      [***]      [***]       [***]      [***]

Waveguide
Material:              [***]      [***]      [***]       [***]      [***]
Install & Test
Labor:                 [***]      [***]      [***]       [***]      [***]
WAVEGUIDE:             [***]      [***]      [***]       [***]      [***]

1:1 Terminal: &
2 Way                  [***]      [***]      [***]       [***]      [***]
1:1 Repeater:
OAM&P
Software/LT            [***]
Maint Kit:             [***]
Radio Spares:          [***]
Install:               [***]      [***]      [***]       [***]      [***]
Test & Turnup:         [***]      [***]      [***]       [***]      [***]
RADIOS:                [***]      [***]      [***]       [***]      [***]

OC-3 to 56 DS-1:
OC-3 to 28 DS-1:       [***]
ADM 8 DS-1                                               [***]
OC-3 Spares:           [***]
Install:               [***]                             [***]
Test & Turnup:         [***]                             [***]
OC3 MULTIPLEX:         [***]      [***]      [***]       [***]      [***]

Channel Bank:          [***]      [***]                  [***]      [***]
DS-1 MUX
I/O DAX:
Install:               [***]      [***]                  [***]      [***]
Test & Turnup:         [***]      [***]                  [***]      [***]
C/B MUX/ DAX:          [***]      [***]      [***]       [***]      [***]


FREIGHT:               [***]      [***]      [***]       [***]      [***]


SALES TAXES :          [***]      [***]      [***]       [***]      [***]


Path
Engineering:           [***]      [***]      [***]       [***]      [***]

System
Engineering:           [***]      [***]      [***]       [***]      [***]

Project
Engineering:           [***]      [***]      [***]       [***]      [***]
PATHNET ENG:           [***]      [***]      [***]       [***]      [***]

PROJECT TOTAL:         [***]      [***]      [***]       [***]      [***]

                                 GRASSY                ZINNER         ELM
                       CS 4       BUTTE       CS 5      BUTTE       CREEK
                       ----       -----       ----      -----       -----

PCN Coordination:      [***]      [***]      [***]       [***]      [***]
Site Survey:           [***]      [***]      [***]       [***]      [***]
PLEM ENG:              [***]      [***]      [***]       [***]      [***]

Site Clearing/Level:
Fence & Gate
Mods:                             [***]                  [***]      [***]
Road
Const/Repair:
SITE WORK:             [***]      [***]      [***]       [***]      [***]

Tower Analysis:        [***]      [***]      [***]       [***]      [***]
Tower Strength
Material:              [***]      [***]      [***]       [***]      [***]
Tower Labor:           [***]      [***]      [***]       [***]      [***]
Waveguide
Bridge:                [***]      [***]      [***]       [***]      [***]
Tower Ground:
TOWERS:                [***]      [***]      [***]       [***]      [***]

Exist Bldg. Mods:
New Building:          [***]      [***]      [***]       [***]      [***]
New Bldg
Delivery:              [***]      [***]      [***]       [***]      [***]
New Bldg
Fondation:             [***]      [***]      [***]       [***]      [***]
Building Ground:       [***]      [***]      [***]       [***]      [***]
AC Power :             [***]      [***]      [***]       [***]      [***]
BUILDINGS:             [***]      [***]      [***]       [***]      [***]

15KW
25KW                              [***]                  [***]      [***]
35KW
Transfer Panel:
Install & Test
Labor:                            [***]                  [***]      [***]
GENERATORS:            [***]      [***]      [***]       [***]      [***]


Chargers:              [***]      [***]      [***]       [***]      [***]
Batterys:              [***]      [***]      [***]       [***]      [***]

Power
Board/Panel:           [***]      [***]      [***]       [***]      [***]
Install & Test
Labor:                 [***]      [***]      [***]       [***]      [***]
D.C. PLANT:            [***]      [***]      [***]       [***]      [***]

                                 GRASSY                ZINNER         ELM
                       CS 4       BUTTE       CS 5      BUTTE       CREEK
                       ----       -----       ----      -----       -----

Antenna Material:     [***]      [***]      [***]       [***]      [***]
Install & Align
Labor:                [***]      [***]      [***]       [***]      [***]
ANTENNAS:             [***]      [***]      [***]       [***]      [***]

Waveguide
Material:             [***]      [***]      [***]       [***]      [***]
Install & Test
Labor:                [***]      [***]      [***]       [***]      [***]
WAVEGUIDE:            [***]      [***]      [***]       [***]      [***]

1:1 Terminal: &
2 Way                 [***]      [***]      [***]       [***]      [***]
1:1 Repeater:
OAM&P
Software/LT
Maint Kit:
Radio Spares:
Install:              [***]      [***]      [***]       [***]      [***]
Test & Turnup:        [***]      [***]      [***]       [***]      [***]
RADIOS:               [***]      [***]      [***]       [***]      [***]

OC-3 to 56 DS-1:
OC-3 to 28 DS-1:
ADM 8 DS-1                       [***]                             [***]
OC-3 Spares:
Install:                         [***]                             [***]
Test & Turnup:                   [***]                             [***]
OC3 MULTIPLEX:        [***]      [***]      [***]       [***]      [***]

Channel Bank:         [***]      [***]      [***]       [***]
DS-1 MUX
I/O DAX:
Install:              [***]      [***]      [***]       [***]
Test & Turnup:        [***]      [***]      [***]       [***]
C/B MUX/ DAX:         [***]      [***]      [***]       [***]      [***]

FREIGHT:              [***]      [***]      [***]       [***]      [***]

SALES TAXES :         [***]      [***]      [***]       [***]      [***]

Path
Engineering:          [***]      [***]      [***]       [***]      [***]
System
Engineering:          [***]      [***]      [***]       [***]      [***]
Project
Engineering:          [***]      [***]      [***]       [***]      [***]
PATHNET ENG:          [***]      [***]      [***]       [***]      [***]

PROJECT TOTAL:        [***]      [***]      [***]       [***]      [***]

                       CS 6     JUDSON      MANDAN       CS 7     LINTON
                       ----     ------      ------       ----     ------
                             3 Way Jct   Spur-term

PCN Coordination:     [***]      [***]      [***]       [***]      [***]
Site Survey:          [***]      [***]      [***]       [***]      [***]
PLEM ENG:             [***]      [***]      [***]       [***]      [***]

Site Clearing/Level:
Fence & Gate Mods:               [***]                             [***]
Road
Const/Repair:
SITE WORK:            [***]      [***]      [***]       [***]      [***]

Tower Analysis:       [***]      [***]      [***]       [***]      [***]
Tower Strength
Material:             [***]      [***]      [***]       [***]      [***]
Tower Labor:          [***]      [***]      [***]       [***]      [***]
Waveguide
Bridge:               [***]      [***]                  [***]      [***]
Tower Ground:
TOWERS:               [***]      [***]      [***]       [***]      [***]

Exist Bldg. Mods:                           [***]
New Building:         [***]      [***]                  [***]      [***]
New Bldg
Delivery:             [***]      [***]                  [***]      [***]
New Bldg
Fondation:            [***]      [***]                  [***]      [***]
Building Ground:      [***]      [***]                  [***]      [***]
AC Power :            [***]      [***]                  [***]      [***]
BUILDINGS:            [***]      [***]      [***]       [***]      [***]

15KW
25KW                             [***]      [***]                  [***]
35KW
Transfer Panel:
Install & Test
Labor:                           [***]                             [***]
GENERATORS:           [***]      [***]      [***]       [***]      [***]

Chargers:             [***]      [***]                  [***]      [***]
Batterys:             [***]      [***]                  [***]      [***]
Power
Board/Panel:          [***]      [***]      [***]       [***]      [***]
Install & Test
Labor:                [***]      [***]                  [***]      [***]
D.C. PLANT:           [***]      [***]      [***]       [***]      [***]

                       CS 6     JUDSON      MANDAN       CS 7     LINTON
                       ----     ------      ------       ----     ------
                             3 Way Jct   Spur-term
Antenna
Material:             [***]      [***]      [***]       [***]      [***]
Install & Align
Labor:                [***]      [***]      [***]       [***]      [***]
ANTENNAS:             [***]      [***]      [***]       [***]      [***]

Waveguide
Material:             [***]      [***]      [***]       [***]      [***]
Install & Test
Labor:                [***]      [***]      [***]       [***]      [***]
WAVEGUIDE:            [***]      [***]      [***]       [***]      [***]

1:1 Terminal: &
2Way                  [***]      [***]      [***]       [***]      [***]
1:1 Repeater:
OAM&P
Software/LT
Maint Kit:                                  [***]
Radio Spares:                               [***]
Install:              [***]      [***]      [***]       [***]      [***]
Test & Turnup:        [***]      [***]      [***]       [***]      [***]
RADIOS:               [***]      [***]      [***]       [***]      [***]

OC-3 to 56 DS-1:                 [***]      [***]
OC-3 to 28 DS-1:
ADM 8 DS-1
OC-3 Spares:                                [***]
Install:                         [***]      [***]
Test & Turnup:                   [***]      [***]
OC3 MULTIPLEX:        [***]      [***]      [***]       [***]      [***]


Channel Bank:         [***]      [***]      [***]       [***]      [***]
DS-1 MUX
I/O DAX:
Install:              [***]      [***]      [***]       [***]      [***]
Test & Turnup:        [***]      [***]      [***]       [***]      [***]
C/B MUX/ DAX:         [***]      [***]      [***]       [***]      [***]

FREIGHT:              [***]      [***]      [***]       [***]      [***]

SALES TAXES:          [***]      [***]      [***]       [***]      [***]


Path
Engineering:          [***]      [***]      [***]       [***]      [***]
System
Engineering:          [***]      [***]      [***]       [***]      [***]
Project
Engineering:          [***]      [***]      [***]       [***]      [***]
PATHNET ENG:          [***]      [***]      [***]       [***]      [***]

PROJECT TOTAL:        [***]      [***]      [***]       [***]      [***]

                       CS 8     ASHLEY       LAKE        CS 9   ABERDEEN
                       ----     ------       ----        ----   --------

PCN Coordination:     [***]      [***]      [***]       [***]      [***]
Site Survey:          [***]      [***]      [***]       [***]      [***]
PLEM ENG:             [***]      [***]      [***]       [***]      [***]

Site Clearing/Level:
Fence & Gate Mods:               [***]      [***]
Road
Const/Repair:
SITE WORK:            [***]      [***]      [***]       [***]      [***]

Tower Analysis:       [***]      [***]      [***]       [***]      [***]
Tower Strength
Material:             [***]      [***]      [***]       [***]      [***]
Tower Labor:          [***]      [***]      [***]       [***]      [***]
Waveguide
Bridge:               [***]      [***]      [***]       [***]      [***]
Tower Ground:
TOWERS:               [***]      [***]      [***]       [***]      [***]

Exist Bldg. Mods:
New Building:         [***]      [***]      [***]       [***]      [***]
New Bldg
Delivery:             [***]      [***]      [***]       [***]      [***]
New Bldg
Fondation:            [***]      [***]      [***]       [***]      [***]
Building
Ground:               [***]      [***]      [***]       [***]      [***]
AC Power :            [***]      [***]      [***]       [***]      [***]
BUILDINGS:            [***]      [***]      [***]       [***]      [***]

15KW
25KW                             [***]      [***]                  [***]
35KW
Transfer Panel:
Install & Test
Labor:                           [***]      [***]                  [***]
GENERATORS:           [***]      [***]      [***]       [***]      [***]

Chargers:             [***]      [***]      [***]       [***]      [***]
Batterys:             [***]      [***]      [***]       [***]      [***]
Power
Board/Panel:          [***]      [***]      [***]       [***]      [***]
Install & Test
Labor:                [***]      [***]      [***]       [***]      [***]
D.C. PLANT:           [***]      [***]      [***]       [***]      [***]

                       CS 8     ASHLEY       LAKE        CS 9   ABERDEEN
                       ----     ------       ----        ----   --------

Antenna
Material:             [***]      [***]      [***]       [***]      [***]
Install &
Align Labor:          [***]      [***]      [***]       [***]      [***]
ANTENNAS:             [***]      [***]      [***]       [***]      [***]

Waveguide
Material:             [***]      [***]      [***]       [***]      [***]
Install & Test
Labor:                [***]      [***]      [***]       [***]      [***]
WAVEGUIDE:            [***]      [***]      [***]       [***]      [***]

1:1 Terminal:
& 2Way                [***]      [***]      [***]       [***]      [***]
1:1 Repeater:
OAM&P
Software/LT
Maint Kit:
Radio Spares:
Install:              [***]      [***]      [***]       [***]      [***]
Test & Turnup:        [***]      [***]      [***]       [***]      [***]
RADIOS:               [***]      [***]      [***]       [***]      [***]

OC-3 to 56
DS-1:
OC-3 to 28
DS-1:
ADM 8 DS-1            [***]                             [***]
OC-3 Spares:
Install:              [***]                             [***]
Test & Turnup:        [***]                             [***]
OC3 MULTIPLEX:        [***]      [***]      [***]       [***]      [***]


Channel Bank:         [***]                 [***]       [***]      [***]

DS-1 MUX
I/O DAX:
Install:                                    [***]       [***]      [***]
Test & Turnup:                              [***]       [***]      [***]
C/B MUX/ DAX:         [***]      [***]      [***]       [***]      [***]

FREIGHT:              [***]      [***]      [***]       [***]      [***]

SALES TAXES:          [***]      [***]      [***]       [***]      [***]

Path
Engineering:          [***]      [***]      [***]       [***]      [***]
System
Engineering:          [***]      [***]      [***]       [***]      [***]
Project
Engineering:          [***]      [***]      [***]       [***]      [***]
PATHNET ENG:          [***]      [***]      [***]       [***]      [***]

PROJECT TOTAL:        [***]      [***]      [***]       [***]      [***]

                                GARDEN
                     CS 10        CITY    CODINGTON       CS 11    BROOKINGS
                     -----        ----    ---------       -----    ---------
                                                      3 Way Jct    Spur-term

PCN Coordination:    [***]       [***]      [***]         [***]       [***]
Site Survey:         [***]       [***]      [***]         [***]       [***]
PLEM ENG:            [***]       [***]      [***]         [***]       [***]

Site Clearing/Level:
Fence & Gate Mods:               [***]      [***]
Road Const/Repair:
SITE WORK:           [***]       [***]      [***]         [***]       [***]

Tower Analysis:      [***]       [***]      [***]         [***]       [***]
Tower Strength
Material:            [***]       [***]      [***]         [***]       [***]
Tower Labor:         [***]       [***]      [***]         [***]       [***]
Waveguide
Bridge:              [***]       [***]      [***]         [***]
Tower Ground:
TOWERS:              [***]       [***]      [***]         [***]       [***]

Exist Bldg.
Mods:                                                                 [***]
New Building:        [***]       [***]      [***]         [***]
New Bldg
Delivery:            [***]       [***]      [***]         [***]
New Bldg
Fondation:           [***]       [***]      [***]         [***]
Building
Ground:              [***]       [***]      [***]         [***]
AC Power:            [***]       [***]      [***]         [***]
BUILDINGS:           [***]       [***]      [***]         [***]       [***]

15KW
25KW                             [***]      [***]                     [***]
35KW
Transfer Panel:
Install & Test
Labor:                           [***]      [***]
GENERATORS:          [***]       [***]      [***]         [***]       [***]

Chargers:            [***]       [***]      [***]         [***]
Batterys:            [***]       [***]      [***]         [***]
Power
Board/Panel:         [***]       [***]      [***]         [***]       [***]
Install & Test
Labor:               [***]       [***]      [***]         [***]
D.C. PLANT:          [***]       [***]      [***]         [***]       [***]

                                GARDEN
                     CS 10        CITY    CODINGTON       CS 11    BROOKINGS
                     -----        ----    ---------       -----    ---------
                                                      3 Way Jct    Spur-term
Antenna
Material:            [***]       [***]      [***]         [***]       [***]
Install &
Align Labor:         [***]       [***]      [***]         [***]       [***]
ANTENNAS:            [***]       [***]      [***]         [***]       [***]

Waveguide
Material:            [***]       [***]      [***]         [***]       [***]
Install & Test
Labor:               [***]       [***]      [***]         [***]       [***]
WAVEGUIDE:           [***]       [***]      [***]         [***]       [***]

1:1 Terminal:
& 2Way               [***]       [***]      [***]         [***]       [***]
1:1 Repeater:
OAM&P
Software/LT
Maint Kit:                                                [***]
Radio Spares:
Install:             [***]       [***]      [***]         [***]       [***]
Test & Turnup:       [***]       [***]      [***]         [***]       [***]
RADIOS:              [***]       [***]      [***]         [***]       [***]

OC-3 to 56
DS-1:
OC-3 to 28
DS-1:                                                     [***]       [***]
ADM 8 DS-1           [***]
OC-3 Spares:
Install:             [***]                                [***]       [***]
Test & Turnup:       [***]                                [***]       [***]
OC3 MULTIPLEX:       [***]       [***]      [***]         [***]       [***]

Channel Bank:        [***]                  [***]         [***]       [***]
DS-1 MUX
I/O DAX:
Install:             [***]                  [***]         [***]       [***]
Test & Turnup:       [***]                  [***]         [***]       [***]
C/B MUX/ DAX:        [***]       [***]      [***]         [***]       [***]

FREIGHT:             [***]       [***]      [***]         [***]       [***]

SALES TAXES:         [***]       [***]      [***]         [***]       [***]

Path
Engineering:         [***]       [***]      [***]         [***]       [***]
System
Engineering:         [***]       [***]      [***]         [***]       [***]
Project
Engineering:         [***]       [***]      [***]         [***]       [***]
PATHNET ENG:         [***]       [***]      [***]         [***]       [***]

PROJECT TOTAL:       [***]       [***]      [***]         [***]       [***]

                         LAKE        LAKE
                    SHAOKATAN        STAY      CS 12    JEFFERS       CS 13
                    ---------        ----      -----    -------       -----
                                                                  3 Way Jct

PCN Coordination:     [***]         [***]      [***]     [***]        [***]
Site Survey:          [***]         [***]      [***]     [***]        [***]
PLEM ENG:             [***]         [***]      [***]     [***]        [***]

Site Clearing/Level:
Fence & Gate Mods:    [***]                              [***]
Road Const/Repair:
SITE WORK:            [***]         [***]      [***]     [***]        [***]

Tower Analysis:       [***]         [***]      [***]     [***]        [***]
Tower Strength
Material:             [***]         [***]      [***]     [***]        [***]
Tower Labor:          [***]         [***]      [***]     [***]        [***]
Waveguide
Bridge:               [***]         [***]      [***]     [***]        [***]
Tower Ground:
TOWERS:               [***]         [***]      [***]     [***]        [***]

Exist Bldg.
Mods:
New Building:         [***]         [***]      [***]     [***]        [***]
New Bldg
Delivery:             [***]         [***]      [***]     [***]        [***]
New Bldg
Fondation:            [***]         [***]      [***]     [***]        [***]
Building Ground:      [***]         [***]      [***]     [***]        [***]
AC Power :            [***]         [***]      [***]     [***]        [***]
BUILDINGS:            [***]         [***]      [***]     [***]        [***]

15KW
25KW                  [***]         [***]                [***]
35KW
Transfer Panel:
Install & Test
Labor:                [***]         [***]                [***]
GENERATORS:           [***]         [***]      [***]     [***]        [***]

Chargers:             [***]         [***]      [***]     [***]        [***]
Batterys:             [***]         [***]      [***]     [***]        [***]
Power
Board/Panel:          [***]         [***]      [***]     [***]        [***]
Install & Test
Labor:                [***]         [***]      [***]     [***]        [***]
D.C. PLANT:           [***]         [***]      [***]     [***]        [***]

                         LAKE        LAKE
                    SHAOKATAN        STAY      CS 12    JEFFERS       CS 13
                    ---------        ----      ----- -  -------       -----
                                                                  3 Way Jct
Antenna
Material:             [***]         [***]      [***]     [***]        [***]
Install & Align
Labor:                [***]         [***]      [***]     [***]        [***]
ANTENNAS:             [***]         [***]      [***]     [***]        [***]

Waveguide
Material:             [***]         [***]      [***]     [***]        [***]
Install & Test
Labor:                [***]         [***]      [***]     [***]        [***]
WAVEGUIDE:            [***]         [***]      [***]     [***]        [***]

1:1 Terminal: &
2Way                  [***]         [***]      [***]     [***]        [***]
1:1 Repeater:
OAM&P
Software/LT
Maint Kit:
Radio Spares:
Install:              [***]         [***]      [***]     [***]        [***]
Test & Turnup:        [***]         [***]      [***]     [***]        [***]
RADIOS:               [***]         [***]      [***]     [***]        [***]

OC-3 to 56 DS-1:
OC-3 to 28 DS-1:                                                      [***]
ADM 8 DS-1                                     [***]
OC-3 Spares:
Install:                                       [***]                  [***]
Test & Turnup:                                 [***]                  [***]
OC3 MULTIPLEX:        [***]         [***]      [***]     [***]        [***]

Channel Bank:         [***]         [***]      [***]     [***]        [***]
DS-1 MUX
I/O DAX:
Install:              [***]         [***]      [***]     [***]        [***]
Test & Turnup:        [***]         [***]      [***]     [***]        [***]
C/B MUX/ DAX:         [***]         [***]      [***]     [***]        [***]

FREIGHT:              [***]         [***]      [***]     [***]        [***]

SALES TAXES:          [***]         [***]      [***]     [***]        [***]

Path
Engineering:          [***]         [***]      [***]     [***]        [***]
System
Engineering:          [***]         [***]      [***]     [***]        [***]
Project
Engineering:          [***]         [***]      [***]     [***]        [***]
PATHNET ENG:          [***]         [***]      [***]     [***]        [***]

PROJECT TOTAL:        [***]         [***]      [***]     [***]        [***]

                                   EAST    CRYSTAL
                    WELCOME       CHAIN       LAKE    VENTURA         TOTALS
                    -------       -----       ----    -------         ------
                  Spur-term

PCN Coordination:    [***]        [***]       [***]    [***]           [***]
Site Survey:         [***]        [***]       [***]    [***]           [***]
PLEM ENG:            [***]        [***]       [***]    [***]           [***]

Site Clearing/Level:                                                   [***]
Fence & Gate Mods:                [***]       [***]                    [***]
Road Const/Repair:                                                     [***]
SITE WORK:           [***]        [***]       [***]    [***]           [***]

Tower Analysis:      [***]        [***]       [***]    [***]           [***]
Tower Strength
Material:            [***]        [***]       [***]    [***]           [***]
Tower Labor:         [***]        [***]       [***]    [***]           [***]
Waveguide
Bridge:                           [***]       [***]    [***]           [***]
Tower Ground:                                                          [***]
TOWERS:              [***]        [***]       [***]    [***]           [***]

Exist Bldg.
Mods:                [***]                                             [***]
New Building:                     [***]       [***]    [***]           [***]
New Bldg
Delivery:                         [***]       [***]    [***]           [***]
New Bldg
Fondation:                        [***]       [***]    [***]           [***]
Building Ground:                  [***]       [***]    [***]           [***]
AC Power:                         [***]       [***]    [***]           [***]
BUILDINGS:           [***]        [***]       [***]    [***]           [***]

15KW                                                                   [***]
25KW                              [***]       [***]    [***]           [***]
35KW                                                                   [***]
Transfer Panel:                                                        [***]
Install & Test
Labor:                            [***]       [***]    [***]           [***]
GENERATORS:          [***]        [***]       [***]    [***]           [***]

Chargers:                         [***]       [***]    [***]           [***]
Batterys:                         [***]       [***]    [***]           [***]
Power
Board/Panel:         [***]        [***]       [***]    [***]           [***]
Install & Test
Labor:                            [***]       [***]    [***]           [***]
D.C. PLANT:          [***]        [***]       [***]    [***]           [***]

                                   EAST    CRYSTAL
                    WELCOME       CHAIN       LAKE    VENTURA         TOTALS
                    -------       -----       ----    -------         ------
                  Spur-term
Antenna
Material:            [***]        [***]      [***]     [***]           [***]
Install & Align
Labor:               [***]        [***]      [***]     [***]           [***]
ANTENNAS:            [***]        [***]      [***]     [***]           [***]

Waveguide
Material:            [***]        [***]      [***]     [***]           [***]
Install & Test
Labor:               [***]        [***]      [***]     [***]           [***]
WAVEGUIDE:           [***]        [***]      [***]     [***]           [***]

1:1 Terminal: &
2Way                 [***]        [***]      [***]     [***]           [***]
1:1 Repeater:                                                          [***]
OAM&P
Software/LT          [***]                                             [***]
Maint Kit:           [***]                                             [***]
Radio Spares:        [***]                                             [***]
Install:             [***]        [***]      [***]     [***]           [***]
Test & Turnup:       [***]        [***]      [***]     [***]           [***]
RADIOS:              [***]        [***]      [***]     [***]           [***]

OC-3 to 56 DS-1:                                       [***]           [***]
OC-3 to 28 DS-1:     [***]                                             [***]
ADM 8 DS-1                                                             [***]
OC-3 Spares:         [***]                                             [***]
Install:             [***]                             [***]           [***]
Test & Turnup:       [***]                             [***]           [***]
OC3 MULTIPLEX:       [***]        [***]      [***]     [***]           [***]

Channel Bank:        [***]        [***]      [***]     [***]           [***]
DS-1 MUX                                                               [***]
I/O DAX:                                                               [***]
Install:             [***]        [***]      [***]                     [***]
Test & Turnup:       [***]        [***]      [***]                     [***]
C/B MUX/ DAX:        [***]        [***]      [***]     [***]           [***]

FREIGHT:             [***]        [***]      [***]     [***]           [***]

SALES TAXES:         [***]        [***]      [***]     [***]           [***]

Path
Engineering:         [***]        [***]      [***]     [***]           [***]
System
Engineering:         [***]        [***]      [***]     [***]           [***]
Project
Engineering:         [***]        [***]      [***]     [***]           [***]
PATHNET ENG:         [***]        [***]      [***]     [***]           [***]

PROJECT TOTAL:       [***]        [***]      [***]     [***]           [***]

                   INCUMBENT ESTIMATED COSTS AND ITEMS SUMMARY

PLEM ENG                  [***]
SITE WORK                 [***]
TOWERS                    [***]
BUILDINGS                 [***]
GENERATORS                [***]
D.C. PLANT                [***]
ANTENNAS                  [***]
WAVEGUIDE                 [***]
RADIOS                    [***]
OC3 MULTIPLEX             [***]
C/B MUX/ DAX              [***]
FREIGHT                   [***]
SALES TAXES               [***]
PATHNET ENG               [***]

       TOTAL              [***]

Note: PathNet Engineering Summary Totals as set forth in the Project Totals of this Exhibit are not items to be paid by Incumbent.

                                   EXHIBIT C-2

                                 SYSTEM PAYMENT*

             ------------------------------------------------------
                Time Period            Payment
             ------------------------------------------------------
             Year 1
             ------------------------------------------------------
                  Quarter 1                [***]
             ------------------------------------------------------
                  Quarter 2                [***]
             ------------------------------------------------------
                  Quarter 3                [***]
             ------------------------------------------------------
                  Quarter 4                [***]
             ------------------------------------------------------
             Year 2
             ------------------------------------------------------
                  Quarter 1                [***]
             ------------------------------------------------------
                  Quarter 2                [***]
             ------------------------------------------------------
                  Quarter 3                [***]
             ------------------------------------------------------
                  Quarter 4                [***]
             ------------------------------------------------------
             Year 3
             ------------------------------------------------------
                  Quarter 1                [***]
             ------------------------------------------------------
                  Quarter 2                [***]
             ------------------------------------------------------
                  Quarter 3                [***]
             ------------------------------------------------------
                  Quarter 4                [***]
             ------------------------------------------------------
             Year 4
             ------------------------------------------------------
                  Quarter 1                [***]
             ------------------------------------------------------
                  Quarter 2                [***]
             ------------------------------------------------------
                  Quarter 3                [***]
             ------------------------------------------------------
                  Quarter 4                [***]
             ------------------------------------------------------
             Total Payment                 [***]
             ------------------------------------------------------

*Assumes total R/F costs of $2.5 million (excludes costs of multiplexing to DS-0 level and incremental costs of all back-to-back terminals) and an interest rate of 10%. AMOUNTS TO BE ADJUSTED FOR FINAL BUDGETED RF COSTS.

                                   SCHEDULE D

                       OWNERSHIP STATUS OF INCUMBENT SITES

================================================================
                                                    Ownership
       Site                 County                   Status
----------------------------------------------------------------
Crow Creek               Phillips                       3
----------------------------------------------------------------
CS-1                     Valley                         2
----------------------------------------------------------------
Porcupine                Valley                         1
----------------------------------------------------------------
CS-2                     Roosevelt                      1
----------------------------------------------------------------
Hay Creek                Roosevelt                      1
----------------------------------------------------------------
CS-3                     Roosevelt                      1
----------------------------------------------------------------
Hardscrabble             Williams                       1
----------------------------------------------------------------
CS-4                     McKenzie                       1
----------------------------------------------------------------
Grassy Butte             McKenzie                       1
----------------------------------------------------------------
CS-5                     Dunn                           1
----------------------------------------------------------------
Ziner Butte              Mercer                         1
----------------------------------------------------------------
Elm Creek                Mercer                         1
----------------------------------------------------------------
CS-6                     Morton                         1
----------------------------------------------------------------
Judson                   Morton                         3
----------------------------------------------------------------
CS-7                     Morton                         1
----------------------------------------------------------------
Linton                   Emmons                         1
----------------------------------------------------------------
CS-8                     McIntosh                       1
----------------------------------------------------------------
CS-9                     Edmunds                        1
----------------------------------------------------------------
Aberdeen Measurement
Station                  Brown                          1
----------------------------------------------------------------
CS-10                    Clark                          1
----------------------------------------------------------------
Garden City              Clark                          1
----------------------------------------------------------------
Codington                Codington                      1
----------------------------------------------------------------
Brookings                Brookings                      1
----------------------------------------------------------------
CS-11                    Deuel                          1
----------------------------------------------------------------
Lake Shaokatan           Brookings                      1
----------------------------------------------------------------
Lake Stay                Lincoln                        1
----------------------------------------------------------------
CS-12                    Lyon                           1
----------------------------------------------------------------
Jeffers                  Cottonwood                     1
----------------------------------------------------------------
CS-13                    Martin                         1
----------------------------------------------------------------
East Chain               Martin                         1
----------------------------------------------------------------
Crystal Lake             Hancock                        1
----------------------------------------------------------------
Monchy                   Phillips                       2
----------------------------------------------------------------
East Fork                Valley                         1
----------------------------------------------------------------
Glasgow                  Valley                         1
----------------------------------------------------------------
Mandan                   Morton                         1
----------------------------------------------------------------
Ashley                   McIntosh                       1
----------------------------------------------------------------
Welcome Measurement
Station                  Martin                         1
----------------------------------------------------------------
Long Lake                McPherson                      1
================================================================

1- Sites owned in Fee by Incumbent
2- Sites occupied by Incumbent pursuant to Right-of-Way Grant from the Bureau of Land Management (No. M-29897)
3- Sites leased by Incumbent

                                   SCHEDULE E

                          INCUMBENT SECURITY PROCEDURES

See attached Northern Border Pipeline Company Operating Procedures for Visitor and Facility Security consisting of 1 page.

--------------------------------------------------------------------------------
                              OPERATING PROCEDURES
--------------------------------------------------------------------------------
[NORTHERN BORDER     Visitors and Facility Security   Procedure No.: 120.202
PIPELINE COMPANY                                      Section: Security
LOGO]                                                 Revision: 3
                                                      Effective date: 12-15-95
--------------------------------------------------------------------------------

PURPOSE:

This procedure establishes requirements for access by visitors to Company properties in order to safeguard the visitors and the security and welfare of Company employees and properties and helps achieve compliance with DOT Regulations 192.163(d).

RESPONSIBILITY FOR ADMINISTRATION:

Location Team.

RELATED PROCEDURES:

80.302     Signs - Specifications and Applications

PROCEDURE:

I. Do not allow visitors unknown to the Location Team or his immediate subordinates to enter further than the office at any location unless they provide proper identification and a justifiable purpose for the visit.

II. Allow visits only during normal daytime working hours, unless special arrangements for visits have been made.

III. Require all visitors to sign a guest register and record the purpose of the visit.

IV. Provide all visitors with appropriate safety protection and a Company employee escort at all times.

V.    Post a sign at each entrance from a public road reading:

      A. "Visitors - Apply at Office" at locations with offices with employee present during normal working hours.

      B.    "Authorized Personnel Only" at all other locations.

      C.    Reference Procedure 80.302 for information on signs.

VI.   Lock property entrance gates:

      A.    When locations are unattended.

      B. During times outside of normal working hours at continuously attended locations.

      C. If closed, the main entrance gates and all gates within 200 feet of a compressor building must be openable without a key.

RECORDS:

Retain guest register information for twelve months.

RESPONSIBILITY FOR PROCEDURE:

Address all questions on this procedure to the V.P., Operations and Administration.

--------------------------------------------------------------------------------
Bold Print Denotes Revision        Page 1 of 1

                                   SCHEDULE F

                                   [RESERVED]

                                   SCHEDULE G

             INCUMBENT POLICY ON DRUGS AND ALCOHOL IN THE WORKPLACE

         [Policy on Drugs and Alcohol provided by Incumbent to Pathnet under separate cover]

                                   SCHEDULE H

                           INCUMBENT SAFETY PROCEDURES

     [Safety procedures provided by Incumbent to Pathnet under separate cover]

                                   SCHEDULE I

                                   [RESERVED]

                                   SCHEDULE J

                               INCUMBENT TRAINING

1. Pre-Commissioning Training. Prior to Commissioning of the System, PathNet shall provide to Incumbent one training course for Incumbent's employees and other designees of Incumbent, which training shall include, among other things, the following:

      (a)   comprehensive instruction for trouble-free operation maintenance;

      (b) hands-on experience with the operation of the equipment deployed in the System;

      (c) review of the similarities and differences of an analog versus a digital system;

      (d) review of the latest state-of-the-art Technology and applications used in the System;

      (e) review of procedures designed to eliminate equipment damage, incorrect handling of equipment and System downtime;

      (f) comprehensive instruction in the use of all required test equipment used in connection with the System;

      (g) the distribution of manuals and other course materials that include descriptive information publications, alignment procedures, maintenance procedures, technical information publications, schematic drawings, wiring lists and system assembly drawings; and

      (h) a certificate of completion for each student who successfully completes the training course.

2. Certification of Incumbent's Field Technicians. Each of Incumbent's Field Technicians (as defined in the Maintenance Services Agreement) must either successfully complete the training course described in Section 1 of this Schedule J, or must be certified by PathNet that such Field Technician is qualified to perform services on the System.

3. Training for Upgrades. Upon any upgrade of the system, Incumbent may request that PathNet provide additional training with respect to such upgrade and PathNet shall provide such training to Incumbent as soon as practicable after such request.

4. Training Locations. All such training shall be provided at PathNet's Richardson, Texas office, Washington D.C. metropolitan area headquarters or at such other location as determined by PathNet in its sole discretion.

5. Travel and Lodging.[***]

                                   SCHEDULE K

                                    OWNERSHIP

A.    OWNERSHIP OF SEGMENTS A AND B INITIAL SYSTEM EQUIPMENT ASSETS AND
      MATERIALS

      Segment A

-------------------------------------------------------------------------------
                         System Component                          Owned By
-------------------------------------------------------------------------------
Existing Shelters                                                    [***]
-------------------------------------------------------------------------------
New Shelters for System                                              [***]
-------------------------------------------------------------------------------
New Shelters at PathNet Spur sites                                   [***]
-------------------------------------------------------------------------------
New Shelters at Incumbent Spur sites                                 [***]
-------------------------------------------------------------------------------
Towers for System                                                    [***]
-------------------------------------------------------------------------------
Towers for Incumbent Spurs                                           [***]
-------------------------------------------------------------------------------
Towers for PathNet Spurs                                             [***]
-------------------------------------------------------------------------------
A.C. and D.C. Power system as set forth on Schedule J                [***]
-------------------------------------------------------------------------------
Pressurizing Equipment for sites including manifolds and             [***]
dehydrators
-------------------------------------------------------------------------------
1/0 Multiplexers                                                     [***]
-------------------------------------------------------------------------------
Environmental Control Systems of Shelters of System                  [***]
-------------------------------------------------------------------------------
Environmental Control Systems of Shelters of Incumbent Spurs         [***]
-------------------------------------------------------------------------------
Environmental Control Systems of Shelters of PathNet Spurs           [***]
-------------------------------------------------------------------------------
Common Equipment existing Before Effective Date                      [***]
-------------------------------------------------------------------------------
Common Equipment newly installed                                     [***]
-------------------------------------------------------------------------------
Equipment Racks for System Radios                                    [***]
-------------------------------------------------------------------------------
Antennas and Antenna Mounts relating to System                       [***]
-------------------------------------------------------------------------------
Antennas and Antenna Mounts relating to Incumbent Spurs              [***]
-------------------------------------------------------------------------------
Antennas and Antenna Mounts relating to PathNet Spurs                [***]
-------------------------------------------------------------------------------
Waveguide and Waveguide bridges relating to System                   [***]
-------------------------------------------------------------------------------
Waveguide and Waveguide bridges relating to Incumbent Spurs          [***]
-------------------------------------------------------------------------------
Waveguide and Waveguide bridges relating to PathNet Spurs            [***]
-------------------------------------------------------------------------------
Radios relating to System                                            [***]
-------------------------------------------------------------------------------
Radios relating to Incumbent Spurs                                   [***]
-------------------------------------------------------------------------------
Radios relating to PathNet Spurs                                     [***]
-------------------------------------------------------------------------------
OC-3 Multiplexers                                                    [***]
-------------------------------------------------------------------------------
Radio Bays and Radio Bay Equipment relating to the System            [***]
-------------------------------------------------------------------------------
Radio Bays and Radio Bay Equipment relating to Incumbent Spurs       [***]
-------------------------------------------------------------------------------
Radio Bays and Radio Bay Equipment relating to the PathNet Spurs     [***]
-------------------------------------------------------------------------------
Interconnection Equipment relating to PathNet Spurs and              [***]
Interconnections
-------------------------------------------------------------------------------
Interconnection Equipment relating to Incumbent Spurs and            [***]
Interconnections
-------------------------------------------------------------------------------
Results of the Preliminary Engineering Studies and Project           [***]
Drawings set forth in
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         System Component                          Owned By
-------------------------------------------------------------------------------
Section 6.2
-------------------------------------------------------------------------------
Microwave Radio System Licenses and other FCC, Federal, state and    [***]
local licenses and Permits relating to the System
-------------------------------------------------------------------------------
Panels, terminals, Software, Source Codes and other Assets and       [***]
Equipment relating to the Network Management System
-------------------------------------------------------------------------------

B. OWNERSHIP OF ANY SEGMENT A OR B CAPACITY EXPANSION SYSTEM EQUIPMENT, ASSETS AND MATERIALS

   All equipment required for Capacity Expansions on Segments A and B will be owned by [***].

                                   SCHEDULE L

                        FORM OF QUARTERLY REVENUE REPORT

                                                                                  PATHNET     INCUMBENT
PATH OR                        NUMBER OF    PRICE PER     REVENUE    REVENUE      REVENUE TO  REVENUE TO
SEGMENT  START DATE  END DATE  DS-0'S SOLD  CIRCUIT MILE  COLLECTED  OUTSTANDING  BE PAID     BE PAID
-------  ----------  --------  -----------  ------------  ---------  -----------  -------     -------

                                   SCHEDULE M

                        INCUMBENT'S PAYMENT INSTRUCTIONS

Payments to Incumbent shall be by wire transfer in accordance with the following wire transfer instructions:

                                   SCHEDULE N

                      PATHNET PROGRAM SUBLICENSE AGREEMENT

      This Sublicense Agreement (the "Agreement") is made on _____________, 1997 (the "Effective Date") by and between PathNet, Inc. ("PathNet") and Northern Border Pipeline Company ("Incumbent") for the use of VERTEL Corporation ("Licensor") programs.

      WHEREAS, Incumbent desires to sublicense the programs as further defined herein; and

      WHEREAS, PathNet is willing to grant such sublicense under the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the mutual promises contained herein, the Parties mutually agree as follows:

I.    DEFINITIONS.

      1.1 "Licensed Program" shall mean each program in software or firmware form provided by PathNet to Incumbent pursuant to the Fixed Point Microwave Services Agreement, dated the date hereof between Incumbent and PathNet (the "FPM Agreement"), as such Licensed Program is licensed by PathNet from Licensor, including future additions and updates to such Licensed Program. The term "Licensed Program" shall specifically include documentation and related materials pertinent to such program and any updated program or portion of a program hereinafter furnished to Incumbent for use in connection with or replacement of the Licensed Programs.

      1.2 "Equipment" shall mean Intel compatible servers running Windows NT.

      1.3 "Use" shall mean the copying or duplication of any portion of a Licensed Program from storage units or media into the Equipment for processing or the utilization of any Licensed Program in the course of the operation of the Equipment.

II.   LICENSE GRANT.

      2.1 Use of Object/Binary Licensed Program with Designated Equipment. PathNet hereby grants Incumbent a non-exclusive, non-transferable (except as provided in Section 5.1), non-licensable, non-assignable license to Use in machine readable form, the Licensed Program specified in Section 1.1 solely on the Equipment specified in Section 1.2. No license is granted to use any Licensed Program on any configuration of equipment which is different from or less than the configuration indicated in Section 1.2.

III.  PROPRIETARY RIGHTS.

      3.1 Proprietary Rights. The Licensed Program is owned by Licensor and/or others and is proprietary in nature. Incumbent shall respect such proprietary rights and shall not use such Licensed Program except for the purposes for which it is being made available as set forth in this Agreement and shall not reproduce, print, sublicense, duplicate, reverse engineer, distribute, disclose, or otherwise make the Licensed Program available to any third party, in whole or in part, in whatever form.

      3.2 Confidentiality. Incumbent shall take all actions required to maintain control of the Licensed Program including securing written records, agreements, and other reasonable measures with its employees and agents to satisfy its obligations under this Agreement with respect to the use, copying, protection, and security of the Licensed Program.

IV.   LIMIT OF LIABILITY.

      4.1 NO WARRANTY. LICENSOR GRANTS A WARRANTY IN THE LICENSED PROGRAM ONLY TO PATHNET AND DOES NOT EXTEND ITS WARRANTY TO INCUMBENT OR ANY OTHER END USER. WARRANTY OF THE LICENSED PROGRAM IS PROVIDED BY LICENSOR DIRECTLY TO PATHNET. LICENSOR AND PATHNET MAKE NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, INCLUDING WITHOUT LIMITATION, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH REGARD TO ANY LICENSED PROGRAM AND/OR RELATED MATERIALS TO BE FURNISHED BY VERTEL.

      4.2 NO CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL LICENSOR OR PATHNET BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH OR ARISING OUT OF THE EXISTENCE, FURNISHING, FAILURE TO FURNISH, OR USE OF ANY LICENSED PROGRAM AND/OR RELATED MATERIAL AND/OR DEVISE.

      4.3 Licensor shall have no liability for any claim of copyright or patent infringement based on (1) use of other than a current unaltered release of the Licensed Program available from Licensor if such infringement would have been avoided by the use of such current unaltered release of the Licensed Program or
(2) Use or combination of the Licensed Program with programs not supplied by Licensor and which Use or combination results in the infringement of any patent or copyright.

V.    TRANSFER OF LICENSE.

      5.1 Terms for Transfer of License. This license may only be transferred upon written approval of PathNet and in connection with the transfer of all of the Equipment; provided all copies of the Licensed Program are delivered to the transferee and no copies or related materials are retained by Incumbent and provided further that the transferee agrees to be bound by all the Terms and Conditions of this Agreement.

      NOW THEREFORE, the Parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.

                                    PATHNET, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    NORTHERN BORDER PIPELINE COMPANY
                                    By: Northern Plains Natural Gas Company,
                                     Operator


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                       INDEX OF SCHEDULES AND EXHIBITS TO
                    FIXED POINT MICROWAVE SERVICES AGREEMENT

SCHEDULE A: Services and System Specifications

      Exhibit A-1: Equipment

      Exhibit A-2: Manufacturers Specifications for Radios

      Exhibit A-3: Electricity and Power Specifications of the System

      Exhibit A-4: Initial Incumbent Channel Plan

      Exhibit A-5: Equipment Shelters Specifications and Design

      Exhibit A-6: Grounding and Lightning Protection Guidelines and
                   Specifications for Communications Shelters

      Exhibit A-7: Network Interconnections Schedule

      Exhibit A-8: System Spurs

      Exhibit A-9: Form of Certificate of Acceptance

SCHEDULE B: The System

SCHEDULE C: Estimated and Operating Costs

      Exhibit C-1: Incumbent Estimated Costs and Items

      Exhibit C-2: System Payment

SCHEDULE D: Ownership Status of Incumbent Sites

SCHEDULE E: Incumbent Security Procedures

SCHEDULE F: Reserved

SCHEDULE G: Incumbent Policy on Drugs and Alcohol in the Workplace

SCHEDULE H: Incumbent Safety Procedures

SCHEDULE I: Reserved

SCHEDULE J: Incumbent Training

SCHEDULE K: Ownership

SCHEDULE L: Form of Quarterly Revenue Report

SCHEDULE M: Incumbent's Payment Instructions

SCHEDULE N: PathNet Program Sublicense Agreement


                                        2